UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

433 California Street, 11th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

433 California Street, 11th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

The following is a copy of the reports transmitted to shareholders of the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Emerald Banking and Finance Fund, the Forward Emerald Growth Fund, the Forward Legato Fund, the Forward Emerald Opportunities Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Progressive Real Estate Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund and the Sierra Club Stock Fund each a series of the registrant, pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2007

1

Dear Shareholder:

2007 was a year of market volatility and the year ended with the word “subprime” on the tip of everyone’s tongue. Acute concerns about losses resulting from imprudent loans roiled the stock and bond markets during the year and led pundits to conclude that the U.S. economy was headed for recession. These prognostications only served to heighten investor anxiety.

At periods of time when investors are confronted with increasing uncertainties, coupled with extreme angst, it is important to take a step back and review the big picture. Economic activity across the globe remains robust, unemployment in the U.S. and abroad is at low levels, and interest rates are at historically low levels. These fundamental factors may be ignored from time to time as sentiment moves to extremes of pessimism, but eventually we believe these fundamental factors will exert a positive influence on the capital markets.

In 2005 and 2006, stock market volatility, as measured by the CBOE Volatility Index, reached the lowest levels it had witnessed in a generation. In those halcyon days, the stock market experienced one of its longest periods on record without having a 10% correction. In 2007, these trends began to reverse. Volatility increased and the market had a number of harrowing twists and turns. It is important to reiterate our firmly held conviction that diversification and asset allocation are the most effective tools in combating the volatility of an investor’s overall portfolio to optimize long-term returns.

The goal of asset allocation is to blend investments with different returns and volatility characteristics so that the risks inherent in any one asset class may be balanced by investments that may respond to a different set of market factors. While one would always like to have maximum exposure to the best performing asset classes and avoid the worst performing asset classes, history has shown that it is impossible to predict such outcomes in advance. Market leadership frequently rotates from one asset class to another. Since different asset classes have been shown to have different risk and return characteristics that are less than perfectly correlated with each other, the benefits of combining them in a diversified portfolio has been well documented by academics and investors alike.

One of our goals at Forward Funds is to offer a range of non-correlated investment opportunities in nascent and emerging asset classes. This past year we introduced three new funds that further this goal: Forward Asia Ex-Japan Equities Fund, Forward Eastern Europe Equities Fund and Forward International Fixed Income Fund.

Given the strength in the global economy, the foreign markets have performed strongly and have been less exposed to the issues that have recently roiled the U.S. stock and bond markets. The Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund were launched in December and offer portfolios that invest in emerging market economies to provide investors greater access to new and rapidly growing areas of the global economy.

The idea that international diversification offers benefits to investors has become widely accepted. We believe it is important for investors to continually reexamine the weighting of their investment allocations, especially to non-U.S. securities. While the U.S. stock market represents less than half of the global stock market capitalization as measured by the MSCI All Countries World Index (ACWI), the weighting of international stocks in many investors’ portfolios is rarely greater than a third of investors’ stock allocations. We believe investors may see additional benefits by increasing their allocations to international holdings.

December 31, 2007	2

International diversification also may make sense for investors’ fixed income investments. These benefits come from two primary sources—the difference in interest rate cycles outside the U.S. economy, as well as the movements in foreign currencies. We launched the Forward International Fixed Income Fund in October to offer investors access to this emerging asset class. The fund gives investors exposure to a blend of foreign fixed income investments, including exposure to high-yield and emerging markets debt.

Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon. We believe such an evaluation is best undertaken with a financial advisor or investment professional.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2007, and thank you for the continued confidence that you place in our Funds.

Best regards,

J. Alan Reid Jr.

President

Forward Management, LLC

In order to align and simplify the names of our sixteen mutual funds, the following Forward Funds will change their names as of May 1, 2008:

Current Name	New Name
Forward Emerald Banking and Finance Fund	Forward Banking and Finance Fund
Forward Emerald Growth Fund	Forward Growth Fund
Forward Emerald Opportunities Fund	Forward Opportunities Fund
Forward Global Emerging Markets Fund	Forward Emerging Markets Fund
Forward Hoover Small Cap Equity Fund	Forward Small Cap Equity Fund
Forward Hoover Mini-Cap Fund	Forward Mini-Cap Fund

Please note that the ticker symbols and CUSIPs for these funds will not change.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities, especially emerging markets will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation. Real estate funds will be subject to a higher degree of market risk due to concentration in a specific industry or in geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

CBOE Volatility Index is an index of implied volatility based on the CBOE’s OEX options. The exchange calculates the implied volatility of eight at-the-money or near-the-money strikes (both puts and calls) with a weighted average time to maturity of 30 days.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

3	December 31, 2007

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December 31, 2007	4

Forward Global Emerging Markets Fund

Emerging markets finished the year with an impressive annual gain of 39.78% in the MSCI Emerging Markets Index. 2007 marked the fifth straight year of index returns in excess of 25% and the sixth consecutive year of out performance relative to developed markets. In the context of the growth challenges facing many of the developed economies, investors increasingly turned to the emerging markets as a source of self-sustaining growth. Inflows into the asset class accelerated markedly following the first rate cut by the Federal Reserve in September. An estimated U.S. $40 billion of net inflows were recorded for 2007—more than twice the level recorded in 2006. However, emerging markets did not escape the volatility that has affected most equity classes over the year. The MSCI Emerging Markets Index suffered a fall of 11.3% from the end of October to mid November—the third, double-digit “correction” recorded during the year.

For the year, the Fund’s Institutional Class returned 39.00% and its benchmark, the MSCI Emerging Markets Index, returned 39.78%.

The best performing markets included Brazil [+80%], China [+66.2%], India [+72.2%] and Turkey [+74.8%]. Argentina [-4.0%] was the only market to fall over the year. Both Mexico [+12.2%] and Taiwan [+9.1%] were major under performers during 2007—both of these markets are highly exposed to the U.S. end-user demand. At a sector level, Energy, Telecoms and Industrials performed well across emerging markets, while Information Technology was the major laggard with a rise of only 2%.

With regards to Fund performance, there was a beneficial impact from our overweight policy towards China and in particular our stock selection policy, which made a major contribution to returns. The Fund had a good exposure to Brazil and, in particular, in the Energy and Consumer sectors which performed very well over the year. Other positive drivers to performance included our cautious policy on South Africa and our stock picks and overweight policy in Egypt. At a sector level, the Fund was correctly positioned with an underweight policy in Information Technology. On the negative side, the Fund had a more cautious stance towards India, and the Fund therefore did not fully participate in the very strong and momentum-led returns over the year. The stock picking contribution from Taiwan and Korea was also a negative drag on relative performance.

Emerging markets have weathered the global credit and economic growth concerns that have developed over 2007. This situation is in stark contrast to previous periods of financial crisis that have seen the emerging asset class take the first and the hardest performance hit. We believe this performance resilience is testament to the favorable liquidity conditions and the increasingly domestic driven growth dynamics of the emerging economies. While these secular pillars remain, performance of emerging stocks may be tested more severely over the coming months when the economic impact of the recent credit crises becomes more apparent and the “de-coupling” thesis comes under greater scrutiny. Given the growth in global trade, and higher correlations with developed markets as a result, such a theory may prove difficult to sustain. While the Technology sector and countries heavily orientated towards U.S. GDP growth, such as Taiwan and Mexico, look interesting in terms of valuation, the timing of an entry point is still uncertain given the strong possibility of U.S. recession. Emerging market valuations are above those of developed markets on most metrics and this, combined with the magnitude of recent flows into the asset class may also signal that a period of consolidation is overdue. In short, we expect further volatility and more subdued returns from emerging equities over the coming months.

Investing in foreign securities, especially emerging markets, will involve additional risks, including exchange rate fluctuation, social and political instability, liquidity, greater volatility and less regulation.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

5	December 31, 2007

Forward Global Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

December 31, 2007	6

Forward Global Emerging Markets Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward Global Emerging Markets Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Investor Class	38.63%	N/A	N/A	40.92%	04/09/03

Institutional Class	39.00%	38.93%	15.14%	11.40%	10/04/95

(a) The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund.

(b) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities, especially emerging markets, will involve additional risks, including social and political instability, liquidity, greater volatility and less regulation.

7	December 31, 2007

Forward International Equity Fund

The first six months of 2007 saw steady progress from most international equity markets. After an initial strong start to the year the specter of recession in the U.S. and the growing subprime debacle resulted in an increase in volatility during the first quarter, with emerging markets bearing the brunt of investors’ reduced risk tolerance. However, continued M&A activity and solid corporate earnings reports subsequently provided strong market support.

For the year, the Fund’s Investor Class returned 13.39% and its benchmark, the MSCI All Country World Index ex- USA, returned 17.12%.

The growing credit crisis more seriously undermined sentiment in the third quarter of 2007 as investors increasingly worried about the implications for economic growth as a whole. While cuts in U.S. interest rates provided support, sentiment remained fragile. This fragility was displayed most markedly in the fourth quarter as fears regarding recessionary pressures in the U.S. grew and the market became increasingly concerned regarding the write-offs emanating from the financial sector.

During the year, market leadership was initially provided from the commodity-related sectors such as Materials, Energy and Industrials. The Healthcare sector continued to provide earnings disappointments and by mid-year the Financials sector was increasingly reflecting subprime-related problems. In regional terms, the emerging markets provided a sixth consecutive year of outperformance. Within the developed markets, Europe, led by Germany, performed strongly while Japan lagged once more as investors remained unconvinced regarding its immediate economic outlook and domestic investors continued to channel funds into overseas markets.

In performance terms, 2007 was a year of sharply varying relative returns. The first half of the year was characterized by outperformance with strong stock selection gains in Europe being the chief positive contributor. During the second half of the year, with markets becoming increasingly skittish, the Fund’s exposure to European Financials reduced relative returns. The sell-off in the sector became increasingly indiscriminate and we used this opportunity to build positions.

Performance in Asia lagged the benchmark due to being underweight the strongly performing Materials sector in Australia. In the fourth quarter, we used the opportunity provided by rising volatility to reduce positions.

With economic risk increasing and corporate profit under pressure, there has been an increase in the risk premium during the last few months. While visibility remains poor, equity markets seem to have already discounted a slow down in the rate of economic growth. 2008 is set to be a volatile year but we believe that attractive equity market valuations offer downside protection to investors and we are further encouraged by our ability to find attractive investment opportunities.

At a sector level, we are maintaining the investment strategy we have adopted in the past few months, remaining underweight in the sectors that are heavily reliant on the economic cycle and commodity prices to sustain their earnings growth. At the same time we find limited investment opportunities in defensive sectors like Consumer Staples. The Financials, Industrials and Consumer Discretionary sectors feature strongly in the Fund as we believe they offer considerable scope for growth and multiple expansion.

Investing in foreign securities, especially emerging markets, will involve additional risks, including exchange rate fluctuation, social and political instability, liquidity, greater volatility and less regulation.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

December 31, 2007	8

Forward International Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

9	December 31, 2007

Forward International Equity Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Equity Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Investor Class	13.39%	22.76%	9.56%	10/01/98

Institutional Class(c)	N/A	N/A	3.59%	05/01/07

(a) Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.

(b) The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

(c) “Since Inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities, especially emerging markets, will involve additional risks, including social and political instability, liquidity, greater volatility and less regulation.

December 31, 2007	10

Forward International Small Companies Fund

For the first time in more than five years, small caps failed to outperform their larger peers. The concern surrounding the subprime crisis and the knock-on effects on global economic growth led to investors shunning “riskier” assets. Nevertheless, thanks to the strong first half of the year, the large cap developed markets managed small gains in local currency terms over the year, with the MSCI World Index ex-U.S. up nearly 3%, and the MCSI EAFE Large Cap Index rising 1.2%.

The MSCI EAFE Small Cap Index fell by over 0.4% in USD, however, meaning a lag when compared to its larger peer index. In regional terms, the standout laggard was Japan, its index component down nearly 12%, a sharp contrast to the rest of Asia which made the strongest contribution (+25%), mainly due to Hong Kong and its links with China, the engine of regional growth. Within Continental Europe, few small cap markets made headway in local currency, while the UK fared especially badly, with the impact of the credit problems particularly relevant to an over-leveraged economy where property values have enormous significance to consumers.

For the year, the Fund’s Institutional Class returned 4.18% and its benchmark, the MSCI EAFE Small Cap Index, returned 1.79%.

The Fund performed slightly better than the benchmark for the year, thanks to both asset allocation and stock selection. The underweight position in Japan was beneficial, as were our overweight position in Hong Kong, Singapore and China. Stock selection was particularly good in Continental Europe, with portfolios in markets such as France, Germany and the UK doing especially well. Stock selection was also positive in Japan, but in the rest of Asia it was slightly negative, let down by Australia. Underweight positions in the Financials and Consumer Discretionary sectors were also beneficial, though our caution on Materials and commodities stocks proved costly to performance.

The current position of the Fund is to maintain an underweight in cyclical stocks, preferring defensive and established names that we believe ought to have greater stability of earnings in a slowing, and increasingly uncertain, environment. The overweight position in Asia is maintained, though somewhat reduced after we took profits in the final quarter after the stellar performance of our China-related names. We also are overweight in Continental Europe. This is driven by bottom-up stock picking and the fact that the diversity of Continental Europe allows our primary research to uncover more niches of growth and “undiscovered gems” in this region at the moment. Many Japanese stocks have fallen to historically attractive valuation levels, so we will intensify our research effort there and will look to add as opportunities arise.

Investing in foreign securities, especially emerging markets, will involve additional risks, including social and political instability, liquidity, greater volatility and less regulation. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

The MSCI World Index ex-US is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The MSCI EAFE Large Cap Index is an unmanaged, market-weighted index of large companies in developed markets, excluding the U.S. and Canada.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

11	December 31, 2007

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

December 31, 2007	12

Forward International Small Companies Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Small Companies Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Investor Class	3.82%	28.13%	N/A	21.23%	03/05/02

Institutional Class	4.18%	28.49%	16.62%	13.30%	02/07/96

Class A (load adjusted)(b)	-1.97%	N/A	N/A	18.50%	05/02/05

Class A (without load)(c)	4.03%	N/A	N/A	21.16%	05/02/05

(a) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Effective May 1, 2007, the Fund’s benchmark is the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the United States and Canada. The benchmark was changed because the sub-advisor believes that it is a more appropriate index for a fund with a smaller capitalization strategy. Before May 1, 2007, the Fund’s benchmark was the HSBC World Excluding U.S. Smaller Companies Index. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

(e) The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities, especially emerging markets, will involve additional risks, including social and political instability, liquidity, greater volatility and less regulation. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

13	December 31, 2007

Forward Large Cap Equity Fund

2007 was characterized by a number of themes—the steep decline of the housing market and the subsequent burst of the credit bubble, a number of trend reversals, a sharp increase in the price of oil and commodities, the march of the emerging economies, a spike in market volatility, and the unwinding of some quantitative strategies. Several years of record low levels of interest rates, volatility, and very stable goods and services prices turned out to be the perfect recipe for the current economic malaise. Behind the backdrop of sloppy and even potentially criminal lending practices, as well as an alphabet soup of complex financial instruments engineered by Wall Street, 2007 saw the credit bubble burst as millions of subprime adjustable-rate mortgages reset to higher rates. The unsurprising results were a massive wave of foreclosures and subsequent bank write-downs by the billions of dollars. Uncertainty on exactly how many more billions of dollars in write-downs lie ahead continues to impact market sentiment negatively as we move into 2008. 2007 also saw the reversal of style and cap trends with a rotation to growth from value and from small cap to large cap stocks. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index for the first time since 1999, with the Russell 1000 Index surpassing the Russell 2000 Index for only the second time in the last eight years. Elevated concerns over credit and liquidity in the summer of 2007 forced a re-pricing of the business risk premium. Investors bet heavily on continued price momentum and earnings growth, and favoring cheaper companies proved counterproductive in the second half of the year. The underperformance of value benchmarks was further overstated because of the meltdown in Financials.

For the year, the Fund’s Class A shares (without load) returned 12.58% and its benchmark, the S&P 500 Index, returned 5.49%.

The Fund ended 2007 on a very strong note and the fourth quarter was exceptionally solid for alpha generation. The Fund’s performance in 2007 was driven primarily by strong stock selection which contributed over 95% to active return. The emphasis on improving fundamentals and reasonable valuations yielded rich dividends. The portfolio’s underweight in Financials and overweight in Information Technology was a winning strategy. Defensive positioning in the Consumer Discretionary sector and strong stock selection in the Materials and Industrials sectors also helped performance. An increase in exposure to earnings momentum and an overweight in larger cap names were the other positive themes in the portfolio.

In the commodities macro sector, the portfolio had a positive active contribution in Materials and a small negative contribution in Energy. Within the capital expenditure macro sector, Information Technology and Industrials contributed strongly to the portfolio’s performance. Information Technology was the best performing sector in the portfolio. Robust growth in the global PC industry along with ongoing product cycle strength in the consumer electronics space drove returns in this area. In the Industrials sector, stock selection benefited from secular global growth in the agricultural equipment and aerospace industries.

The consumer sector—Consumer Discretionary, Consumer Staples, and Healthcare—also contributed positively to performance. In Consumer Discretionary, performance was led by a decision to reduce exposure to the U.S. consumer early in the year. In Consumer Staples, the outperformers were large cap, defensive, core growth holdings with less exposure to raw material inflation and high percentages of foreign sales. In Healthcare, biotechs, life sciences tools and services, and pharmaceuticals contributed to performance.

December 31, 2007	14

Forward Large Cap Equity Fund

Performance was somewhat mixed in the rate-sensitive sectors, Financials and Utilities. Despite the turmoil in the Financials sector, there was no negative contribution from this sector within the portfolio. Utilities had a small negative contribution, primarily attributable to an underweight in this sector in the portfolio—the third best performing market sector in 2007, after Energy and Materials.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index measures the performance of the 1,000 smallest companies in the Russell 3000 Index.

Alpha is a coefficient measuring risk-adjusted performance.

15	December 31, 2007

Forward Large Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2007	16

Forward Large Cap Equity Fund

Forward Large Cap Equity Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Institutional Class(d)	N/A	11.59%	01/31/07

Class A (load adjusted)(a)	6.15%	9.02%	10/31/06

Class A (without load)(b)	12.58%	14.69%	10/31/06

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

(d) “Since Inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

17	December 31, 2007

Forward Emerald Banking and Finance Fund

The Fund had disappointing nominal performance for 2007. The underperformance was driven by market issues—subprime, exotic derivative instruments, and a weakening real estate market and consumer spending. The Fund itself is not invested in subprime companies or those heavily involved in exotic derivative instruments like Collateralized Debt Obligation (CDOs) or Structured Investment Vehicles (SIVs).

For the year, the Fund’s Class A shares (without load) returned -20.92% and its benchmark, the Russell 2000 Index, returned 1.57%.

Subprime really started to unravel mid-year and as more issues were uncovered, losses increased, stock prices plummeted, and investors became very nervous and started to sell anything that could be perceived to have subprime credit issues. The market then turned its attention on anything related to credit, subprime or not, as the housing market became weaker and consumer credit started to deteriorate. Financial names continued to fall as the market became even more nervous and as losses increased.

Valuations at year end were pricing in a recession, which, depending on your viewpoint, is appropriate or overdone. The media, analysts, economists, and others continued to talk more frequently about a recession. If we do enter a recession, financial stocks may continue to go lower. However, we believe at some point these names will rally given the magnitude of declines in 2007. Small and mid cap banks have been trading at price/tangible book multiples not seen for at least 12 years.

Holdings in insurance stocks have been an area of strength for the portfolio. Overall the industry has had minimal bad news and the small cap, niche-focused names we invest in performed well. The market is still soft, but we believe our company’s niches make them somewhat immune to the pricing of the industry. They also are able to report the type of growth that is not typical of the average insurance company because of their business focus.

We were a bigger investor in REITs earlier in the year, but trimmed back our position due to the unfavorable environment for real estate. However, our remaining positions are somewhat defensive in nature, and generally unaffected by macro conditions.

The Fund continues to look for opportunities in non-traditional financials that have the growth and business characteristics that we like. These unique companies diversify our risks away from the Fund’s main focus on community banks.

Our underlying thesis of community banks taking market share from their larger peers is still in place and we expect this market share game to continue for years. The community bank platform provides for greater service, personalized banking and faster local decision making that clients have gravitated towards over the past decade. While 2007 tried both investors’ and portfolio managers’ patience, we believe the long-term opportunities are still in place.

Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

December 31, 2007	18

Forward Emerald Banking and Finance Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

19	December 31, 2007

Forward Emerald Banking and Finance Fund

Forward Emerald Banking and Finance Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Class A (load adjusted)(b)	-25.47%	8.02%	7.58%	9.87%	02/18/97

Class A (without load)(c)	-20.92%	9.30%	8.22%	10.47%	02/18/97

Class C (with CDSC)(d)	-22.10%	8.65%	N/A	12.44%	07/01/00

Class C (without CDSC)(e)	-21.43%	8.65%	N/A	12.44%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

December 31, 2007	20

Forward Emerald Growth Fund

We started 2007 looking at a slowing economy and a rising rate of corporate profitability. With this backdrop, and after a P/E contraction in the last several years in the Russell 2000 Growth Index, we believed growth would outperform value driven by a P/E expansion. This was controversial, as many prognosticators thought only large caps would work and P/E expansion in a slowing economy would be illogical. For nine months our thesis appeared correct. Corporate profit growth, outside of Financials, drove growth stocks higher across all capitalization sizes. Cyclicality and increasing foreign demand, combined with strong industry trends, led us to a significant overweight in Technology stocks. Consumer Discretionary exposure was being maintained in-line with the Index based on the favorable employment trends, which we believed were more important than the negatives of high oil prices and subprime mortgage woes. The inflection point for the year was in August, when the credit markets seized and subprime concerns reached their heights as mortgage companies and insurers came under pressure. We expected that the actions of the Federal Reserve in August to increase liquidity would encourage the market participants to resolve their Structured Investment Vehicle (SIVs) issues and write down problem assets.

For the year, the Fund’s Class A shares (without load) returned 1.97% and its benchmark, the Russell 2000 Growth Index, returned 7.05%.

Stock selection has always been the driver of our fund performance, and negative contribution from stock selection led to underperformance in 2007. In aggregate, underperformance in Consumer Discretionary stocks was the primary reason. Through the course of the year this was offset from outperformance within the Technology, Producer Durables and Healthcare sectors. However, due to a series of stock-specific issues across multiple sectors, stock selection turned negative during the fourth quarter.

During the fourth quarter, weakness was fairly broad-based with retail, shoes and commercial services being the source of the most significant underperformance. Performance also was disappointing with regards to Producer Durables, where we have maintained an overweight position. Holdings within this sector remain diversified with exposure to aerospace, electronics, machinery and telecom equipment. Aerospace remains the predominant theme given the upgrade cycle currently underway as international carriers upgrade and expand their fleets.

In a similar fashion to Producer Durables, performance within the Technology sector proved disappointing in the fourth quarter. We have maintained an overweight position in Technology since the fall of 2006, and as a result were a beneficiary of the growing momentum in Technology performance that was prevalent through the first nine months of 2007 benefiting from strong stock selection and overweight position. However, the fourth quarter marked a significant reversal in sentiment toward Technology as it went from a leader to a laggard.

We believe a more aggressive easing policy by the Federal Reserve, while not immediately positive for financial companies, should provide the needed confidence in corporate boardrooms, allowing economic growth to remain positive and the GDP growth to bottom in the fourth quarter or shortly thereafter. While we do expect further easing in 2008, we hope it is not too late to save the economy from recession. We remain in a tug of war over whether the economy is in the back end of a mid-cycle correction or at the beginning of a recessionary downturn. Accelerating profit growth is positive for small capitalization growth stocks, while slowing profit growth is often a negative. The magnitude of the pending slowdown and ultimate impact to corporate earnings remains uncertain. We expect volatility to remain elevated until the market has better visibility as to the breadth and depth of the impact from the current tight credit environment.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

21	December 31, 2007

Forward Emerald Growth Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2007	22

Forward Emerald Growth Fund

Forward Emerald Growth Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Class A (load adjusted)(b)	-3.91%	13.03%	6.27%	11.65%	10/01/92

Class A (without load)(c)	1.97%	14.38%	6.90%	12.09%	10/01/92

Class C (with CDSC)(d)	0.40%	13.75%	N/A	2.10%	07/01/00

Class C (without CDSC)(e)	1.31%	13.75%	N/A	2.10%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The Russell 2000 Growth Index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

23	December 31, 2007

Forward Legato Fund

While the broadly watched U.S. equity indexes generated mixed returns in 2007, the Forward Legato Fund delivered solid results. For the year, the Fund’s Class A shares (without load) returned 8.30% and its benchmark, the Russell 2000 Index, returned -1.57%.

In 2007, for the first time in several years, growth-oriented strategies and sectors soared, and larger-capitalized companies were generally better investments than smaller-capitalized companies. Small cap companies, most of which are domestically driven, have suffered in an economy where credit is more expensive. This year, small value stocks, heavily exposed to Financial Services and Consumer-related sectors, were the hardest hit. Companies with international operations tended to benefit.

Small cap growth stocks strongly outpaced value stocks for the year, with the Russell 2000 Growth Index returning 7.05% versus -9.78% for the Russell 2000 Value Index. This broke the trend which started in 2000, in which value stocks dominated growth stocks.

The Financial Services and Consumer Discretionary sectors, the largest economic sectors in the Russell 2000 Index, also detracted the most from performance during 2007, producing returns of -16.82% and -10.71%, respectively. These sectors were negatively impacted by looming credit crises, soaring energy prices (with a barrel of oil hovering around $100 level) and stagnating or falling housing prices. The Other Energy, Healthcare, and Materials and Processing sectors produced the largest positive contributions, posting returns of 17.59%, 13.77% and 13.62%, respectively.

During 2007, the Fund’s performance was positively affected by stock selection and sector allocation. The largest positive contributions to the portfolio came from securities within the Healthcare and Technology sectors. The Materials and Processing and Consumer Staples sectors provided the largest relative negative contribution. Healthcare and Technology were the most overweighted in the portfolio, relative to the Russell 2000 Index. The Financial Services sector was the most significantly under-weighted sector in the portfolio, as compared to the Index.

Top performing stocks were Cepheid, Echelon Corp, Terra Industries, BE Aerospace Inc. and ENGlobal Corp.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

As of December 31, 2007, the Fund had the following positions in the portfolio:

Cepheid – 1.64%

Echelon Corp – 0.69%

Terra Industries – 1.11%

BE Aerospace Inc. – 0.47%

ENGlobal Corp. – 0.60%

These allocations may not reflect the current or future positions.

December 31, 2007	24

Forward Legato Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

25	December 31, 2007

Forward Legato Fund

Forward Legato Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Class A (load adjusted)(a)	2.11%	9.05%	04/01/05

Class A (without load)(b)	8.30%	11.42%	04/01/05

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2007	26

Forward Emerald Opportunities Fund

For the year, the Fund’s Class A shares (without load) returned 2.06% and its benchmark, the S&P Composite 1500 Index, returned 5.54%. The Fund produced these results despite the challenges posed by the turmoil in the credit markets, relatively high fuel prices, the continued pressure on the economy from the housing market and geopolitical risks. Market volatility increased significantly throughout the year, and the inflection point was in August, when the credit markets seized and subprime concerns reached their heights as mortgage companies and insurers came under pressure. We expected the actions of the Federal Reserve to increase liquidity in August would encourage the market participants to resolve their Structured Investment Vehicle (SIVs) issues and write down problem assets. We believe a more aggressive easing policy by the Federal Reserve, while not immediately positive for financial companies, should provide the needed confidence in corporate boardrooms, allowing economic growth to remain positive and the GDP growth to bottom.

Gradualism, in the case of the Federal Reserve, is a severe detriment to propping up sentiment and the economy. While we do expect further easing in 2008, we hope it is not too late to save the economy from recession. We remain in a tug of war over whether the economy is in the back end of a mid-cycle correction or at the beginning of a recessionary downturn. The strain in the credit market has led to significant asset write-downs by holders of mortgage-backed securities and credit derivatives, and we continue to expect increased volatility and tighter credit markets as we enter 2008.

A primary key to the Fund’s long-term investment success is our intensive, fundamental, bottom-up investment research process. In 2007 alone, the Emerald team was involved in over 2,000 meetings with a wide range of public and private companies. We believe that our commitment to in-depth research provides us with a sustainable competitive advantage.

The Fund’s best performing sector in 2007 was Technology, as we were able to successfully position the Fund in several of the sector’s fastest growing companies. Leading contributors included Apple, Inc. and VMWare, Inc. Another sector that contributed to the Fund’s performance was the Life Sciences sector. We remain optimistic about the Life Sciences and Healthcare areas, as advancements in the development of new therapies and treatment in areas such as cancer, diabetes, heart disease, and pain management continue to create compelling growth opportunities.

The Fund was adversely impacted by Celgene during the fourth quarter, due to over optimistic sales expectations for their lead drug, Revlomid. We believe that, while the company has had some short-term setbacks, the growth opportunity is still intact, and we reduced our position during the fourth quarter.

During 2007, the Consumer Discretionary sector was a detractor to Fund performance. However, a leading contributor to the Fund was Crocs, Inc. Crocs, a designer and manufacturer of footwear, was a positive contributor during the first three quarters and had a negative contribution during the fourth quarter. In the fourth quarter, the company reported earnings for the third quarter and the reported revenues were below consensus expectations. Given the high expectations, the shares took a significant hit.

27	December 31, 2007

Forward Emerald Opportunities Fund

The Emerald research team is committed to diligently searching for opportunities across all market caps in companies that are well positioned to take advantage of the current environment, as well as those companies that are most disadvantaged. We remain confident that this approach will continue to benefit investors in 2008.

The S&P 1500 Composite Index is a broad-based capitalization weighted index comprised of the S&P MidCap 400, S&P 500, and S&P Small Cap 600. The index represents 85% of the U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

As a “non-diversified” mutual fund, the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers.

As of December 31, 2007, the Fund had the following positions in the portfolio:

Apple, Inc. – 4.66%

VMWare, Inc. – 0.00%

Celgene – 0.26%

Crocs, Inc. – 0.00%

These allocations may not reflect the current or future positions.

December 31, 2007	28

Forward Emerald Opportunities Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

29	December 31, 2007

Forward Emerald Opportunities Fund

Forward Emerald Opportunities Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Class A (load adjusted)(b)	-3.79%	14.58%	0.43%	1.05%	10/31/97

Class A (without load)(c)	2.06%	15.92%	1.03%	1.64%	10/31/97

Class C (with CDSC)(d)	0.57%	15.36%	N/A	-12.23%	07/01/00

Class C (without CDSC)(e)	1.57%	15.36%	N/A	-12.23%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to September 29, 2005, the Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowing for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. Accordingly, performance figures for periods prior to September 29, 2005 do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The S&P Composite 1500 Index is a broad-based capitalization weighted index comprised of the S&P MidCap 400, S&P 500 and S&P Small Cap 600. The Index represents 85% of the U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

December 31, 2007	30

Forward Long/Short Credit Analysis Fund

For 2007, the credit markets will likely be remembered as “one for the record books.” The re-pricing of risk in fixed income asset classes that took place was significant. U.S. Treasury 10-year rates traded in a 146 basis point range from a high of 5.30% in June to a low of 3.84% in November. A significant “flight to quality” trade continued throughout the year primarily due to underlying concerns related to the effects of the subprime mortgage market contagion and prospects for a weaker economy and potential recession in 2008. The Federal Reserve sought to maintain a stable monetary policy with an emphasis on fighting inflation throughout the year, but they were forced to provide emergency easing in August due to market turmoil. This change of policy stance provided temporary relief, but the markets continued to sell off during the fourth quarter.

For the year, the Fund’s Class A shares (without load) returned -17.26%, and the fund’s benchmarks, the Lehman Brothers U.S. Corporate High-Yield Index and the Lehman Brothers U.S. Municipal Index, returned 1.87% and 5.19%, respectively.

Performance was a direct result of the credit squall that engulfed the markets, primarily in the second half of the year. While the Fund had no direct exposures to the subprime mortgage market, the municipal and high yield corporate bond markets were not immune to the significant re-pricing of credit risk that took place as a result of the meltdown in the subprime market. In addition, negative performance was exacerbated in that traditional hedges (short positions) did not insulate the portfolio’s long positions from the negative price performance. The Fund maintained an overweight in municipal bonds for most of the year, expecting such positions would provide ballast to the portfolio throughout the turbulent markets. However, especially during the second half of the year, the municipal bond holdings realistically could not have been hedged by any traditional means, and municipal holdings accounted for the majority of the negative performance.

A series of technical factors weighed on the municipal market throughout the year and particularly in the third and fourth quarters. First, 2007 was a year that saw record new issue volume in the municipal market (about $430 billion). Second, the asset class became entangled by the “subprime” contagion once the market came to realize that mono-line municipal bond insurance companies had used their “AAA” ratings in support of mortgages and other structured products. While the underlying municipal credits themselves are typically rated “A” or better, and historically credit defaults in municipals are dramatically below that of the corporate market, insured bond investors became concerned about valuations and sought to sell such holdings. In addition, certain leveraged municipal funds and hedge funds sold municipal bonds to meet margin calls, exacerbating the negative performance of the asset class. In turn, some traditional municipal bond funds were forced to sell bonds at depressed prices to satisfy investor redemptions. Outflows from municipal bond funds exceeded $2.9 billion in December 2007 alone. Moreover, November 30, 2007 signaled the end of the fiscal year for many brokerage firms, and the major commercial banks completed their fiscal years on December 31, 2007. In both cases, dealers and banks were net sellers of municipal bonds in the fourth quarter as they sought to reduce securities positions and reduce year-end balance sheet exposures. While some year-end selling is routine and often presents good buying opportunities, the amount of selling and lack of risk capital at year-end created a much worse environment than normal. This selling pressure also showed up in the need to maintain (or establish) liquidity at year-end, so much so that Federal Reserve operations were augmented to ensure adequate credit being available and alleviate pressure on over-night rates.

31	December 31, 2007

Forward Long/Short Credit Analysis Fund

Due to these and other factors, during 2007 municipal bond valuations fell to historically low levels as indicated by the ratios across the yield curve for equivalent duration municipal bonds and Treasury securities. Historically, high grade municipal bonds trade at about 86% of comparable duration U.S. Treasury securities; during 2007 these ratios exceeded 102%. As portfolio managers, we purposefully decided not to join the parade of forced selling and instead used the opportunity to realign the portfolio according to specific relative value opportunities. We also made several decisions to hold portfolio positions that we liked, despite having positions marked against us. For example, in our minds, it made no sense to “throw away” securities at prices down four points on no negative news on a credit, when we knew we might not be able to replace such positions, or at a minimum then have to “pay-up” points to buy them back. We believe the historic re-pricing of the municipal asset class, as well as the improved market technical factors have made municipal bonds one of the most attractive asset class in all of fixed income as we begin 2008.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs and creates leverage, which can increase the volatility of the Fund. As a “non-diversified” mutual fund, the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers.

The Lehman Brothers U.S. Corporate High-Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

The Lehman Brothers U.S. Municipal Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

The index figures do not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an index.

December 31, 2007	32

Forward Long/Short Credit Analysis Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

33	December 31, 2007

Forward Long/Short Credit Analysis Fund

Forward Long/Short Credit Analysis Fund

	SINCE INCEPTION(e)	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Class A (load adjusted)(a)	-22.02%	12/29/06

Class A (without load)(b)	-17.26%	12/29/06

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The Lehman Brothers U.S. Municipal Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

(d) The Lehman Brothers U.S. Corporate High-Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

(e) “Since Inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds will experience sudden and sharp price swings which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities.

December 31, 2007	34

Forward International Fixed Income Fund

The Fund was launched on October 5, 2007, and in the last three months of the year, the Institutional Class delivered a return of 2.77%. Its benchmarks, the Citigroup World BIG Bond ex-U.S. Index* and a Blended Index* of 60% Citigroup World BIG Bond ex-U.S. Index / 20% Merrill Lynch European Currency High Yield Index / 20% JPMorgan GBI-EM Global Diversified Composite, returned 4.91% and 3.47%, respectively, during the same time period.

Government bond markets delivered some handsome returns for the final quarter of 2007 as they prospered from the distinct flight towards quality sparked by fears kindled by the credit and money-market crises, the prospect of an economic slowdown and shifting expectations about movements in central banks’ interest rates.

Against this sort of background, yield curves for government bonds showed signs of steepening. Yields fell quite noticeably at the shorter-dated end of the spectrum owing to the flight to quality and expectations of central bank interest rates being lowered, which made this segment of the yield curve rather overbought. At the longer-dated end of the curve, yields did not move down quite as steeply as concerns about burgeoning inflationary pressures acted as a restraint. Despite this, the yield on 10-year U.S. Treasuries slid to 3.84%, a level that it had not reached since 2004, while equivalent Bund yields temporarily dipped to 4.00% before edging back up to 4.34%.

Towards the end of the year, concerted action by central banks to alleviate the stresses and strains on the money and credit markets along with spikes in inflation on both sides of the Atlantic—coupled with the Bush Administration’s outline rescue plan for subprime mortgages—pushed bond yields back upwards across the board and eased the tension on riskier assets. Nonetheless, returns from credit-risk and emerging-market debt instruments for the fourth quarter remained noticeably inferior to those achieved by government bonds.

At the end of the year, the allocation of the Fund was the following: 61% in Global Sovereign bonds, 19.7% in Emerging Sovereign local debt and 19.3% in European High Yield. Being well diversified in high yielding bonds, we didn’t invest at all in the investment grade credit market segment. Performance-wise, the weakening of the U.S. dollar until mid November contributed positively. Flight to quality environment triggered a strong outperformance of Government bonds versus both emerging and high yield. On the latter, which was the worst performer and the only one posting a negative return, we remained cautious on companies in financial sector and companies with high exposure to Consumer sectors in the U.S.

*Unhedged USD

Investing in foreign securities, especially emerging markets, will involve additional risks, including social and political instability, liquidity, greater volatility and less regulation. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

As a “non-diversified” mutual fund, the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers.

35	December 31, 2007

Forward International Fixed Income Fund

The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD.

The Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro-legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. The index is unhedged USD.

The JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified Composite is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital markets to foreign investors (excludes China, India and Thailand). The index is market capitalization weighted with a cap of 10% to any one country. The index is unhedged USD.

Investors cannot invest directly in the indexes. The index figures do not reflect any deductions for fees, expenses or taxes.

December 31, 2007	36

Forward International Fixed Income Fund

Weightings by Region as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

37	December 31, 2007

Forward International Fixed Income Fund

Forward International Fixed Income Fund

	SINCE INCEPTION(g)	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Investor Class	2.71%	10/05/07

Institutional Class	2.77%	10/05/07

Class A (load adjusted)(a)	-1.17%	10/05/07

Class A (without load)(b)	2.68%	10/05/07

Class C (with CDSC)(c)	1.63%	10/05/07

Class C (without CDSC)(d)	2.63%	10/05/07

(a) Includes the effect of the maximum 3.75% sales charge.

(b) Excludes sales charge.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

(e) The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Unhedged USD Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

(f) Blended Rate Index (60% Citigroup World BIG Bond ex-U.S. Index Unhedged USD / 20% Merrill Lynch European Currency High Yield Index Unhedged USD /20% JP Morgan GBI-EM Global Diversified Composite Unhedged USD): The Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. The Index is unhedged USD. The JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified Composite is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital market to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted with a cap of 10% to any one country. The index is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

(g) “Since Inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities, especially emerging markets, will involve additional risks, including social and political instability, liquidity, greater volatility and less regulation.

December 31, 2007	38

Forward Progressive Real Estate Fund

During 2007, REITs posted their worst one-year performance since 1998. This breaks a long winning, seven-year run of outperforming the S&P 500 (2000-2006), with the streak ending in 2007 as the REIT sector, as measured by the FTSE NAREIT Equity REITs Index, declined -15.7% while the S&P 500 rose 5.5%. Last year’s distressing performance for REITs was the sector’s worst one-year performance since 1998, when the group posted a return of -17.5%. The final quarter of 2007 was punctuated with an early rally followed by a steady decline into the year-end that was accelerated during December due to tax selling across a wide range of accounts.

For the year, the Fund’s Investor Class returned -15.30% and its benchmark, the FTSE NAREIT Equity REITs Index, returned -15.69%.

The anxiety in the REIT sector is reflected in the current valuations and has been reinforced by a long list of factors, including worries about subprime debt and its impact on the cost of capital, concern over real estate values and the state of the economy.

Sub-sector performance was telling, as the leaders and laggards reflected the general psychology of the broader market. While M&A activity dominated 2005, 2006 and the early part of 2007, investors became more defensive throughout the year. This resulted in Healthcare being the top performing sector, with a total return of +3%. Apartments were the worst performing group, reflecting the general anxiety surrounding the single-family residential home market, declining more than 26%. The downturn in single family home prices is expected to pressure rental growth for multi-family landlords, as vacant homes land in the rental market and create competition for apartment owners. Industrial REITs were the second best performing subsector with a gain of 1.5% for the year, as the large cap global players showed continued improvements in performance as companies reengineered their global supply chains due to higher energy costs.

The correction in REITs appears to be reflecting all the bad news inherent in the broader market. However, the fundamental operating environment for most REITs continues to remain stable or improve. The key drivers of real estate demand—nominal GDP growth, job growth and household formation—all remain in a positive trend since bottoming in early 2002, and these indicators continued to advance during the third quarter of 2007, although at a slightly slower rate than earlier in the prior quarter, so economic fundamentals appeared to be slowing.

That being said, REIT earnings’ results have been uniformly ahead of forecasts with few exceptions. Operators continue to see strength in demand within urban office markets, such as New York City, and continued stable demand for high-quality retail space, although retail operators have been vocal about the possibility of scaling back expansion plans for 2008-2009. From an earnings revisions standpoint, sell-side analysts have increased their aggregate 2007 and 2008 estimates by nearly 2% on average.

Most local real estate markets are showing stable-to-increased demand across all commercial property sectors and supply has remained relatively constrained in the face of high construction costs. In our opinion, this all points to a continued positive environment in real estate operating fundamentals and that should ultimately translate into better market performance in general for REITs.

We have seen REIT valuations cheapen dramatically, bringing the asset class back into reasonable-to-cheap valuation ranges. We believe that current valuations, coupled with a continued

39	December 31, 2007

Forward Progressive Real Estate Fund

positive environment in real estate operating fundamentals, should translate into better market performance in general for REITs. However, we are now faced with the possibility of another re-test of the August lows, which could happen under the continued selling pressure as fear over global economic growth continue to grow. We will continue playing defense until we are past this seasonal period and observe a clear trend in operating earnings at the company level while looking for data relating to 2008 financial performance of REITs.

Real estate funds will be subject to a higher degree of market risk due to concentration in a specific industry or in geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes.

As a “non-diversified” mutual fund, the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers.

The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.

December 31, 2007	40

Forward Progressive Real Estate Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

41	December 31, 2007

Forward Progressive Real Estate Fund

Forward Progressive Real Estate Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Investor Class	-15.30%	15.35%	12.49%	05/10/99

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(b) The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Real estate funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes.

December 31, 2007	42

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarters ended March 31, 2007 and September 30, 2007. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

43	December 31, 2007

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2007

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/07–12/31/07

FORWARD GLOBAL EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$1,207.40	1.69%	$9.42

Hypothetical	$1,000.00	$1,016.67	1.69%	$8.61
Institutional Class
Actual	$1,000.00	$1,209.50	1.39%	$7.74

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

December 31, 2007	44

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2007

	BEGINNING ACCOUNT VALUE 07/01/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/07–12/31/07

FORWARD INTERNATIONAL EQUITY FUND
Investor Class
Actual	$1,000.00	$984.80	1.24%	$6.21

Hypothetical	$1,000.00	$1,018.95	1.24%	$6.32
Institutional Class
Actual	$1,000.00	$986.10	0.99%	$4.96

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

FORWARD INTERNATIONAL SMALL COMPANIES FUND
Investor Class
Actual	$1,000.00	$940.90	1.60%	$7.83

Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13
Institutional Class
Actual	$1,000.00	$942.70	1.25%	$6.12

Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
Class A
Actual	$1,000.00	$941.40	1.54%	$7.54

Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83

FORWARD LARGE CAP EQUITY FUND
Institutional Class
Actual	$1,000.00	$1,036.20	0.99%	$5.08

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$1,034.30	1.34%	$6.87

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

FORWARD EMERALD BANKING AND FINANCE FUND
Class A
Actual	$1,000.00	$827.50	1.86%	$8.55

Hypothetical	$1,000.00	$1,015.85	1.86%	$9.43
Class C
Actual	$1,000.00	$825.00	2.50%	$11.52

Hypothetical	$1,000.00	$1,012.58	2.50%	$12.70

45	December 31, 2007

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2007

	BEGINNING ACCOUNT VALUE 07/01/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/07–12/31/07

FORWARD EMERALD GROWTH FUND
Class A
Actual	$1,000.00	$925.20	1.38%	$6.70

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Class C
Actual	$1,000.00	$922.20	2.03%	$9.84

Hypothetical	$1,000.00	$1,014.97	2.03%	$10.31

FORWARD LEGATO FUND
Class A
Actual	$1,000.00	$971.50	1.69%	$8.40

Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59

FORWARD EMERALD OPPORTUNITIES FUND
Class A
Actual	$1,000.00	$982.20	1.99%	$9.94

Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11
Class C
Actual	$1,000.00	$980.50	2.49%	$12.43

Hypothetical	$1,000.00	$1,012.65	2.49%	$12.63

FORWARD LONG/SHORT CREDIT ANALYSIS FUND
Class A
Actual	$1,000.00	$835.70	1.59%	$7.34

Hypothetical	$1,000.00	$1,017.21	1.59%	$8.06

FORWARD INTERNATIONAL FIXED INCOME FUND
Investor Class(c)
Actual	$1,000.00	$1,027.10	1.24%	$6.34

Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31
Institutional Class(c)
Actual	$1,000.00	$1,027.70	0.99%	$5.06

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A(c)
Actual	$1,000.00	$1,026.80	1.34%	$6.85

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Class C(c)
Actual	$1,000.00	$1,026.30	1.58%	$8.07

Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03

December 31, 2007	46

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2007

	BEGINNING ACCOUNT VALUE 07/01/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/07–12/31/07

FORWARD PROGRESSIVE REAL ESTATE FUND
Investor Class
Actual	$1,000.00	$890.00	1.41%	$6.73

Hypothetical	$1,000.00	$1,018.09	1.41%	$7.18

(a) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) The Forward International Fixed Income Fund commenced operations on October 9, 2007. The Fund’s expenses that have been annualized are from the period of October 9, 2007 through December 31, 2007.

47	December 31, 2007

Portfolio of Investments (Note 10)

Forward Global Emerging Markets Fund

Shares		Value (Note 2)

COMMON STOCKS: 96.89%
Argentina: 0.65%
100	Banco Macro SA, ADR(a)	$2,474

31,142	Grupo Clarin SA, GDR, Class B(b)(c)	563,670

		566,144

Brazil: 15.05%
50,433	Banco do Brasil SA	861,328

102,201	Companhia Vale do Rio Doce	3,405,360

32,310	Global Village Telecom Holding SA(b)	648,923

31,078	Lojas Renner SA	628,544

51,501	Petroleo Brasileiro SA, ADR(a)	4,955,426

24,726	Sul America SA(b)	420,064

15,270	Tim Participacoes SA, ADR(a)(d)	533,686

11,574	Unibanco-Uniao de Bancos Brasileiros SA, GDR(c)	1,616,193

		13,069,524

China: 19.38%
203,380	Aluminum Corporation of China, Ltd.	419,937

443	Bosideng International Holdings, Ltd.(b)	142

726,000	China Citic Bank(b)	455,298

1,460,662	China Construction Bank Corp.	1,238,230

217,500	China COSCO Holdings Co., Ltd.	601,114

176,500	China Mobile, Ltd.	3,121,470

147,514	China National Building Material Co., Ltd.	568,497

35,679	China Nepstar Chain Drugstore, Ltd., ADR(a)(b)(d)	627,237

267,250	China Overseas Land & Investment, Ltd.	552,501

7,310	China Petroleum & Chemical Corp., ADR(a)(d)	1,083,342

140,000	China Resources Enterprise, Ltd.	601,483

148,500	China Shenhua Energy Co., Ltd.	887,488

285,579	China Unicom, Ltd.	655,586

670,000	CNOOC, Ltd.	1,141,098

926,000	Denway Motors, Ltd.	594,975

15,339	Focus Media Holding, Ltd., ADR(a)(b)(d)	871,409

400	Great Wall Motor Co., Ltd.	576

Shares		Value (Note 2)

56,292	Gushan Environmental Energy, Ltd., ADR(a)(b)(d)	$526,330

170,457	Hopson Development Holdings, Ltd.	471,099

912,000	Maanshan Iron & Steel Co., Ltd.	604,694

989,037	Shanghai Electric Group Co., Ltd.	837,157

222,000	Shanghai Industrial Holdings, Ltd.	968,015

		16,827,678

Egypt: 1.29%
5,344	Orascom Construction Industries Co., GDR(c)	1,122,240

Hong Kong: 2.00%
387,000	Pacific Basin Shipping, Ltd.	624,370

1,852,000	Wasion Meters Group, Ltd.	1,116,321

		1,740,691

Hungary: 0.62%
10,571	OTP Bank Nyrt	537,390

India: 4.39%
12,100	ICICI Bank, Ltd., Sponsored ADR(a)(d)	744,150

19,584	Satyam Computer Services, Ltd., ADR(a)	523,284

12,952	State Bank of India, GDR(c)	1,580,144

51,102	Tata Motors, Ltd., Sponsored ADR(a)(d)	963,784

		3,811,362

Indonesia: 2.84%
1,203,415	PT Bank Mandiri Tbk	448,438

657,813	PT Bank Rakyat Indonesia Tbk	518,266

1,505,000	PT Bumi Resources Tbk	961,405

12,713	PT Telekomunikasi Indonesia, Sponsored ADR(a)	534,073

		2,462,182

Malaysia: 2.41%
216,400	Bumiputra-Commerce Holdings Berhad	719,806

532,700	Gamuda Berhad	776,418

175,900	Telekom Malaysia Berhad	595,730

		2,091,954

December 31, 2007	48	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Emerging Markets Fund

Shares		Value (Note 2)
Mexico: 2.80%
39,553	America Movil SA de CV, ADR, Series L(a)	$2,428,159

Philippines: 0.47%
1,174,655	Ayala Land, Inc.	405,544

3	Philippine Long Distance Telephone Co.	231

		405,775

Poland: 0.73%
14,659	KGHM Polska Miedz SA	630,623

Russia: 14.02%
35,700	Magnitogorsk Iron & Steel Works, Sponsored GDR(c)	597,975

4,253	MMC Norilsk Nickel	1,127,045

16,200	Mobile TeleSystems OJSC, Sponsored ADR(a)	1,648,998

80,419	OAO Gazprom, Sponsored ADR(a)	4,559,757

21,390	OAO Vimpel-Communications, Sponsored ADR(a)	889,824

7,070	RAO Unified Energy System, GDR, Registered Shares(b)(c)	919,100

72,900	Rosneft Oil Co., GDR(b)(c)	703,485

409,525	Sberbank	1,728,196

		12,174,380

Slovakia: 0.00%(f)
525	Chirana Prema AS(b)(g)(h)	0

South Africa: 2.97%
9,587	AngloGold Ashanti, Ltd.	411,011

35,582	Freeworld Coatings, Ltd.(b)	54,927

30,845	Impala Platinum Holdings, Ltd.	1,070,764

34,772	MTN Group, Ltd.	651,547

27,772	Sappi, Ltd.	395,387

		2,583,636

South Korea: 15.70%
2,239	Daelim Industrial Co.(b)	428,162

30,270	Doosan Construction & Engineering Co., Ltd.(b)	520,642

1	Hanjin Heavy Industries & Construction Co., Ltd.(b)	45

Shares		Value (Note 2)

5,190	Hanjin Heavy Industries & Construction Co., Ltd.(b)	$382,021

6,546	Hyundai Department Store Co., Ltd.(b)	832,193

9,061	Hyundai Development Co.(b)	885,724

15,655	Kookmin Bank(b)	1,153,993

5,562	Korea Investment Holdings Co., Ltd.	474,765

12,332	LG Corp.(b)	920,898

19,560	LG Dacom Corp.(b)	445,092

7,302	LG Electronics, Inc.(b)	780,087

2,978	Mirae Asset Securities Co., Ltd.	547,210

3,103	NHN Corp.(b)	749,520

1,562	POSCO	959,511

13,412	Samsung Corp.(b)	1,031,637

1,455	Samsung Electronics Co., Ltd.	864,249

2,689	Samsung Fire & Marine Insurance Co., Ltd.	726,796

1,708	Shinsegae Co., Ltd.(b)	1,324,724

3,157	SK Energy Co., Ltd.(b)	610,456

		13,637,725

Taiwan: 7.45%
541,391	Advanced Semiconductor Engineering, Inc.	542,484

449,477	AU Optronics Corp.	879,982

272,485	Cathay Financial Holding, Co., Ltd.	567,913

603,600	Chinatrust Financial Holding Co., Ltd.(b)	428,956

171,756	Hon Hai Precision Industry Co., Ltd.	1,069,685

58,700	MediaTek, Inc.	761,926

336,000	Nan Ya Plastics Corp.	890,903

267,458	Siliconware Precision Industries Co.	480,747

344,000	Taiwan Fertilizer Co., Ltd.	844,237

		6,466,833

Thailand: 2.20%
257,654	Kasikornbank Public Co., Ltd.	669,281

68,400	PTT Public Co., Ltd.(g)	763,497

2,803,300	True Corporation Public Co., Ltd.(b)(g)	478,521

		1,911,299

See Notes to Financial Statements	49	December 31, 2007

Portfolio of Investments (Note 10)

Forward Global Emerging Markets Fund

Shares		Value (Note 2)

Turkey: 1.49%
206,522	Turkiye Is Bankasi AS, Class C	$1,294,892

United Arab Emirates: 0.43%
316,625	DP World, Ltd.(b)	376,784

	Total Common Stocks (Cost $58,081,494)	84,139,271

INVESTMENT HOLDING COMPANIES: 0.74%
Vietnam: 0.74%
12,556	Vietnam Growth Fund, Ltd.(b)	370,402

26,000	Vietnam Resource Investments Holdings, Ltd.(b)	270,400

		640,802

	Total Investment Holding Companies (Cost $608,359)	640,802

PREFERRED STOCKS: 0.63%
Brazil: 0.63%
29,754	Cia Energetica de Minas Gerais, Preference	543,261

	Total Preferred Stocks (Cost $346,829)	543,261

RIGHTS & WARRANTS: 1.26%
India: 1.26%
44,370	Bharti Airtel (Merrill), Warrants(b)(g)	1,098,601

Thailand: 0.00%(f)
47,704	True Corporation Public Co., Ltd., Rights(b)(g)(h)	0

	Total Rights & Warrants (Cost $1,026,433)	1,098,601

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 3.30%
$2,863,000	Bank of America — London 2.530%, due 01/02/08	$2,863,000

	Total Short-Term Bank Debt Instruments (Cost $2,863,000)	2,863,000

	Total Investments: 102.82% (excluding investments purchased with cash collateral from securities loaned) (Cost $62,926,115)	89,284,935

Shares
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 6.06%
5,265,671	Brown Brothers Investment Trust, Securities Lending Investment Fund(e)	5,265,671

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $5,265,671)	5,265,671

	Total Investments: 108.88% (Cost $68,191,786)	94,550,606

	Net Other Assets and Liabilities: (8.88)%	(7,713,945)

	Net Assets: 100.00%	$86,836,661

(a) ADR — American Depositary Receipt.

(b) Non-income producing security.

(c) GDR — Global Depositary Receipt.

(d) Security, or portion of security, is currently on loan.

(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

(f) Amount represents less than 0.01%.

(g) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(h) Fair valued security.

Percentages are stated as a percent of net assets.

December 31, 2007	50	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Emerging Markets Fund

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
12/19/07 - 12/24/07	Bharti Airtel (Merrill), Warrants	$1,026,433	$1,098,601	1.16%
05/08/96 - 05/10/96	Chirana Prema AS(h)	16,311	0	0.00%
09/03/07 - 10/26/07	PTT Public Co., Ltd	593,240	763,497	0.81%
12/04/07	True Corporation Public Co., Ltd.	521,418	478,521	0.55%
01/22/99 - 01/25/99	True Corporation Public Co., Ltd., Rights(h)	0	0	0.00%

See Notes to Financial Statements	51	December 31, 2007

Portfolio of Investments (Note 10)

Forward International Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.81%
Australia: 1.22%
25,693	AMP, Ltd.	$224,469

18,044	Orica, Ltd.	503,031

16,668	United Group, Ltd.	280,412

		1,007,912

Austria: 1.62%
8,873	Raiffeisen International Bank Holding AG	1,343,981

Belgium: 0.97%
9,080	Delhaize Group	799,181

Brazil: 2.80%
21,470	Bovespa Holding SA(a)	413,720

5,741	Companhia de Bebidas das Americas, ADR(b)	407,783

6,305	Petroleo Brasileiro SA, ADR(b)	606,667

3,470	Unibanco — Uniao de Bancos Brasileiros SA, GDR(c)	484,551

74,800	Vivo Participacoes SA, ADR(b)	409,156

		2,321,877

Canada: 1.27%
10,208	Addax Petroleum Corp.	444,231

593	Suncor Energy, Inc. (Canadian Dollars)	64,837

4,954	Suncor Energy, Inc. (U.S. Dollars)(d)	538,648

		1,047,716

China: 2.47%
199,000	China Coal Energy Co.	625,272

762,354	China New Town Development Co., Ltd.(a)	312,473

67,000	Citic Pacific, Ltd.	374,208

478,000	Keck Seng Investments	338,390

219,448	PetroChina Co., Ltd.	391,198

		2,041,541

Egypt: 1.32%
13,200	Orascom Telecom Holding SAE, GDR, Registered Shares(c)	1,095,600

France: 5.97%
33,500	Air France-KLM	1,177,939

10,041	Electricite de France	1,196,165

16,262	Saft Groupe SA	737,053

Shares		Value (Note 2)

22,099	Total SA	$1,836,171

		4,947,328

Germany: 13.40%
6,389	Allianz SE	1,383,223

17,111	Bayer AG	1,560,321

13,171	Bayerische Motoren Werke AG	822,838

13,827	Daimler AG	1,338,488

36,613	Deutsche Post AG	1,247,787

20,000	Fresenius Medical Care AG & Co.	1,063,789

38,543	Hypo Real Estate Holding AG	2,045,010

58,152	Infineon Technologies AG(a)	690,373

23,559	Kloeckner & Co. AG	940,335

		11,092,164

Greece: 1.50%
18,124	National Bank of Greece SA	1,244,887

Hong Kong: 3.24%
35,335	Cheung Kong Holdings, Ltd.	653,462

47,000	Jardine Matheson Holdings, Ltd.	1,301,900

50,000	Kerry Properties, Ltd.	401,736

223,500	KWG Property Holding, Ltd.(a)	329,629

		2,686,727

Italy: 12.69%
133,451	Astaldi SpA	1,013,609

75,924	Banco Popolare Scarl(a)	1,682,834

87,967	Danieli & Co., SpA, Non-Voting Shares	2,095,095

50,390	Enia SpA(a)	868,603

30,695	Fondiaria-Sai SpA	867,486

86,120	Marazzi Group SpA	829,760

85,379	Mediaset SpA	861,941

275,975	UniCredito Italiano SpA	2,291,823

		10,511,151

Japan: 9.03%
30,000	Asahi Glass Co., Ltd.(d)	402,542

81	Astellas Pharma, Inc.	3,531

50,000	Daiwa Securities Group, Inc.	454,729

December 31, 2007	52	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Equity Fund

Shares		Value (Note 2)
Japan (continued): 9.03%
111,000	Fukuoka Financial Group, Inc.	$649,814

5,700	Ibiden Co., Ltd.	395,426

139,000	Isuzu Motors, Ltd.	632,073

63,000	ITOCHU Corp.	615,817

23,900	Joint Corp.	464,244

33,000	Mitsubishi Estate Co., Ltd.	796,088

23,000	Mitsui & Co., Ltd.(a)	486,909

10,000	Ricoh Co., Ltd.	184,845

16,900	Sumco Techxiv Corp.(a)	596,035

48,000	Sumitomo Heavy Industries, Ltd.	442,555

57	Sumitomo Mitsui Financial Group, Inc.	427,060

21,000	Sumitomo Realty & Development Co., Ltd.	519,760

7,850	T&D Holdings, Inc.	405,447

		7,476,875

Kazakhstan: 1.76%
47,070	KazMunaiGas Exploration & Production, GDR(c)	1,459,170

Malaysia: 0.69%
218,600	Asiatic Development Bhd	571,784

Mexico: 0.93%
6,300	Coca-Cola Femsa, SA de CV, Sponsored ADR(b)	310,464

19,500	Grupo Televisa SA, Sponsored ADR(b)	463,515

		773,979

Netherlands: 4.32%
19,852	ArcelorMittal	1,538,888

48,478	Royal Dutch Shell Plc, Class A	2,037,725

		3,576,613

Norway: 2.19%
1,240,076	Marine Harvest(a)(d)	797,051

42,552	Telenor ASA	1,016,809

		1,813,860

Philippines: 0.48%
1,139,840	Ayala Land, Inc.	393,524

Russia: 0.96%
21,418	Uralkali, GDR(a)(c)	797,820

Shares		Value (Note 2)
Singapore: 0.85%
45,000	City Developments, Ltd.	$443,920

95,000	Singapore Telecommunications, Ltd.	263,990

		707,910

South Korea: 0.61%
4,710	LG Electronics, Inc.(a)	503,178

Spain: 5.67%
77,703	Banco Santander SA	1,680,231

55,208	Corporacion Dermoestetica SA(a)	591,655

61,579	Sol Melia SA	938,131

45,769	Telefonica SA	1,486,889

		4,696,906

Sweden: 1.20%
14,053	Modern Times Group AB, Class B	989,311

Switzerland: 6.16%
258	Bank Sarasin & Co., Ltd. AG	1,219,185

13,405	Julius Baer Holding, Ltd.	1,108,252

15,328	Novartis AG	840,762

2,302	Valora Holding AG	558,649

4,666	Zurich Financial Services AG	1,370,353

		5,097,201

Taiwan: 0.67%
110,176	Cathay Financial Holding Co., Ltd.	229,629

32,483	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR(b)	323,531

		553,160

Thailand: 0.32%
73,600	Bangkok Bank Public Co., Ltd.	262,194

Turkey: 2.44%
172,668	Aksigorta AS	1,016,344

40,000	Anadolu Efes Biracilik Ve Malt Sanayii AS	474,302

48,696	Turkcell Iletisim Hizmet AS	531,720

		2,022,366

United Arab Emirates: 0.37%
257,641	DP World, Ltd.(a)	306,593

See Notes to Financial Statements	53	December 31, 2007

Portfolio of Investments (Note 10)

Forward International Equity Fund

Shares		Value (Note 2)
United Kingdom: 11.69%
150,672	Bradford & Bingley Plc	$803,808

25,297	Carnival Plc	1,117,407

126,071	International Power Plc	1,138,092

190,150	Invista Real Estate Investment Management Holdings Plc	202,505

55,989	Oilexco, Inc.(a)	796,881

91,903	Raymarine Plc	533,735

37,675	SIG Plc	560,595

9,340	Soco International Plc(a)	409,029

676,915	Tanfield Group Plc(a)(d)	1,859,508

119,171	WH Smith Plc	773,345

53,135	Whitbread Plc	1,480,791

		9,675,696

	Total Common Stocks (Cost $75,623,632)	81,818,205

MUTUAL FUNDS: 1.40%
Canada: 1.40%
36,100	iShares MSCI Canada Index Fund(e)	1,158,088

	Total Mutual Funds (Cost $794,221)	1,158,088

	Total Investments: 100.21% (excluding investments purchased with cash collateral from securities loaned) (Cost $76,417,853)	82,976,293

Shares		Value (Note 2)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 3.72%

3,078,170	Brown Brothers Investment Trust, Securities Lending Investment Fund(f)	$3,078,170

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $3,078,170)	3,078,170

	Total Investments: 103.93% (Cost $79,496,023)	86,054,463

	Net Other Assets and Liabilities: (3.93)%	(3,250,279)

	Net Assets: 100.00%	$82,804,184

(a) Non-income producing security.

(b) ADR — American Depositary Receipt.

(c) GDR — Global Depositary Receipt.

(d) Security, or portion of security, is currently on loan.

(e) Investment in other funds is calculated at their respective net asset value as determined by those funds, in accordance with the Investment Company Act of 1940.

(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

Percentages are stated as a percent of net assets.

December 31, 2007	54	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.30%
Australia: 7.00%
1,176,667	A.B.C. Learning Centres, Ltd.(a)	$5,351,821

571,836	ABB Grain, Ltd., Class B(a)	4,242,740

3,331,327	Babcock & Brown Power, Ltd.(a)	7,956,176

3,159,776	Boart Longyear Co.(b)	6,519,922

1,278,383	Centennial Coal Co., Ltd.(a)	5,444,035

63,256	Incitec Pivot, Ltd.(a)	6,503,945

697,033	Kagara, Ltd.	3,794,576

1,524,222	Metcash, Ltd.(a)	5,821,779

2,491,082	Sunland Group, Ltd.	9,820,929

665,051	Transfield Services, Ltd.(a)	8,029,266

		63,485,189

Austria: 2.04%
271,554	Century Casinos, Inc., ADC(b)(c)	1,738,975

246,983	Conwert Immobilien Invest AG(a)(b)	4,347,669

139,414	Intercell AG(b)	5,401,510

170,130	RHI AG(b)	6,964,691

		18,452,845

Belgium: 3.75%
67,010	Bekaert SA	9,013,436

48,015	EVS Broadcast Equipment SA	5,587,956

331,850	Ion Beam Applications(b)	9,218,460

78,084	Omega Pharma SA	5,445,570

163,117	Telenet Group Holding NV	4,750,633

		34,016,055

Denmark: 1.38%
31,426	SimCorp AS	6,223,519

83,050	TrygVesta AS(a)	6,318,252

		12,541,771

Finland: 1.45%
190,531	Konecranes Oyj(b)	6,568,594

1,597,087	Ruukki Group Oyj	6,584,770

		13,153,364

France: 8.23%
91,192	bioMerieux	10,543,538

171,017	Bureau Veritas SA(b)	10,126,451

Shares		Value (Note 2)

169,317	Ipsen, Ltd.	$10,211,451

130,738	Sechilienne-Sidec	10,799,738

265,936	Teleperformance	10,354,074

58,690	Vilmorin & Cie	9,353,056

131,356	Virbac SA	13,193,791

		74,582,099

Germany: 7.55%
168,919	Bechtle AG	6,761,996

31,741	Bijou Brigitte Modische Accessoires AG(a)(d)	5,383,213

382,675	D+S europe AG(b)	6,960,067

160,104	Escada AG(a)(b)	4,484,981

204,646	GEA Group AG	6,998,362

252,518	Kontron AG	5,076,425

69,393	Pfeiffer Vacuum Technology AG	5,658,213

131,573	Sfc Smart Fuel Cell AG(b)	2,941,286

174,384	SGL Carbon AG(b)	9,441,115

115,683	Software AG	10,153,151

271,900	Wirecard AG(b)	4,543,791

		68,402,600

Greece: 1.94%
307,427	Hellenic Technodomiki Tev SA	4,404,849

66,141	JUMBO SA	2,398,200

252,643	Lamda Development SA	5,289,483

689,765	Michaniki SA	5,546,599

		17,639,131

Hong Kong: 3.73%
2,571,000	China Infrastructure Machinery Holdings, Ltd.	4,068,810

1,000,000	Moulin Global Eyecare Holdings, Ltd.(b)(f)(d)	0

4,455,500	Noble Group, Ltd.	7,521,529

10,366,000	Prime Success International Group, Ltd.	7,697,327

5,461,816	Shun TAK Holdings, Ltd.	8,587,717

5,907,500	Techtronic Industries Co., Ltd.	5,894,317

		33,769,700

See Notes to Financial Statements	55	December 31, 2007

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)
Ireland: 0.78%
192,800	FBD Holdings Plc	$7,047,093

Italy: 4.43%
454,331	ACEA SpA	9,452,359

177,785	Danieli & Co., SpA, Non-Voting Shares	4,234,276

57,579	Danieli & Co., SpA, Voting Shares	1,804,895

609,518	Enia SpA(a)(b)	10,506,626

1,414,876	Impregilo SpA(b)	9,557,038

473,952	Marazzi Gruppo Ceramiche SpA	4,566,492

		40,121,686

Japan: 17.59%

331,579	ASKUL Corp.(a)	8,904,238

933,200	Citizen Watch Co., Ltd.(a)	9,096,852

843,500	CKD Corp.	6,055,472

78,282	Daimei Telecom Engineering Corp.(a)	547,971

95,863	Don Quijote Co., Ltd.(a)	1,887,827

442,929	Fujimi, Inc.(a)	6,728,286

240,300	Hamamatsu Photonics K.K.	7,958,734

475,200	Hitachi Koki Co., Ltd.	7,486,479

3,144,005	Ishihara Sangyo Kaisha, Ltd.(b)	6,107,050

614,400	Izumi Co., Ltd.(a)	9,201,013

400,000	Japan General Estate Co., Ltd.	5,399,454

397,900	Keihin Corp.	7,102,113

991,556	Kitz Corp.(a)	5,023,683

173,000	Kobayashi Pharmaceutical Co., Ltd.	6,473,079

437,400	Lintec Corp.	7,439,108

507,085	Nabtesco Corp.	8,070,511

431,100	Nihon Kohden Corp.	10,303,334

328,070	Nippon Seiki Co., Ltd.	7,209,523

3,140	Risa Partners, Inc.(a)	6,914,380

1,106,000	Ryobi, Ltd.	5,959,916

186,500	Sysmex Corp.	7,929,777

2,830	The Tokyo Star Bank, Ltd.(a)	8,891,644

395,700	Ushio, Inc.	8,713,440

		159,403,884

Shares		Value (Note 2)
Netherlands: 3.28%
149,089	Exact Holding NV	$5,399,264

134,342	Nutreco Holding NV	7,770,179

72,682	Smit Internationale NV	7,438,543

319,855	Unit 4 Agresso NV	9,119,073

		29,727,059

Portugal: 0.50%
577,002	Jeronimo Martins SGPS SA	4,555,479

Singapore: 5.91%
4,819,120	ASL Marine Holdings, Ltd.	4,820,961

5,919,000	Ausgroup, Ltd.	6,949,258

6,206,000	ComfortDelGro Corp., Ltd.	7,889,805

3,306,000	KS Energy Services, Ltd.	7,395,408

2,241,000	Parkway Holdings, Ltd.	6,165,105

1,176,000	Singapore Petroleum Co., Ltd.	6,184,529

5,655,400	Synear Food Holdings, Ltd.	6,639,776

2,401,000	UOL Group, Ltd.	7,539,352

		53,584,194

Spain: 3.77%
511,748	Grifols SA	11,529,799

618,301	Grupo Empresarial Ence SA	6,571,996

276,545	Indra Sistemas SA	7,512,327

238,872	Prosegur Cia de Seguridad SA	8,521,539

		34,135,661

Sweden: 4.25%
164,668	B&B Tools AB	4,942,690

309,401	Hexagon AB, Class B	6,486,545

716,817	Kappahl Holding AB(a)(b)	9,371,679

172,550	Oriflame Cosmetics SA	11,025,986

332,879	Saab AB	6,669,735

		38,496,635

Switzerland: 4.56%
10,556	Banque Cantonale Vaudoise	4,671,250

49,970	BKW FMB Energie AG	6,355,766

18,885	Helvetia Holding AG	6,789,025

51,360	Partners Group	6,895,482

December 31, 2007	56	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

Switzerland (continued): 4.56%
218,700	SEZ Holding AG	$7,437,133

370,687	Temenos Group AG(b)	9,151,351

		41,300,007

United Kingdom: 15.16%
933,591	Abbot Group Plc	7,094,481

706,477	Aggreko Plc	7,495,665

71,698	Bodycote International Plc	266,534

355,000	Burren Energy Plc	8,600,108

583,643	Charter Plc(b)	9,218,901

655,840	CSR Plc(b)	7,833,108

159,203	Forth Ports Plc	6,148,058

872,430	Inchcape Plc	6,573,269

712,518	Informa Plc	6,549,192

2,650,000	Invista Real Estate Investment Management Holdings Plc	2,822,179

919,999	Lancashire Holdings, Ltd.(b)	6,666,129

1,276,258	Meggitt Plc	8,453,596

673,000	Millennium & Copthorne Hotels Plc	5,472,579

503,693	Mouchel Group Plc	4,712,471

1,591,021	Premier Foods Plc	6,484,624

308,871	Premier Oil Plc(b)	8,054,403

2,305,564	PV Crystalox Solar Plc(b)	6,953,041

2,046,466	QinetiQ Plc	8,025,197

329,307	SCI Entertainment Group Plc(b)	1,245,488

750,978	Serco Group Plc	6,910,176

313,244	SIG Plc	4,660,998

953,398	St. James’s Place Capital Plc	5,238,033

120,442	Venture Production Plc	1,898,839

		137,377,069

	Total Common Stocks (Cost $817,529,116)	881,791,521

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 4.49%

$40,700,000	Bank of America — London 2.530%, due 01/02/08	$40,700,000

	Total Short-Term Bank Debt Instruments (Cost $40,700,000)	40,700,000

	Total Investments: 101.79% (excluding investments purchased with cash collateral from securities loaned) (Cost $858,229,116)	922,491,521

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 8.36%
75,819,169	Brown Brothers Investment Trust, Securities Lending Investment Fund(e)	75,819,169

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $75,819,169)	75,819,169

	Total Investments: 110.15% (Cost $934,048,285)	998,310,690

	Net Other Assets and Liabilities: (10.15)%	(92,011,552)

	Net Assets: 100.00%	$906,299,138

(a) Security, or portion of security, is currently on loan.

(b) Non-income producing security.

(c) ADC — Austrian Depositary Certificates.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

(f) Fair valued security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	57	December 31, 2007

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees. Information related to the illiquid securities is as follows:

Dates of Purchase	Security	Cost	Market Value	% of Net Assets
08/31/04 - 10/31/07	Bijou Brigitte Modische Accessoires AG	$5,973,974	$5,383,213	0.59%
05/15/03 - 03/07/05	Moulin Global Eyecare Holdings, Ltd.(f)	613,587	0	0.00%

December 31, 2007	58	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Large Cap Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.96%
Consumer Discretionary: 10.60%
8,810	McDonald’s Corp.	$518,997

9,480	Nike, Inc., Class B	608,995

12,800	TJX Cos., Inc.	367,744

15,970	The Walt Disney Co.	515,512

		2,011,248

Consumer Staples: 9.16%
6,240	Altria Group, Inc.	471,619

15,610	The Kroger Co.	416,943

8,410	PepsiCo, Inc.	638,319

2,890	Procter & Gamble Co.	212,184

		1,739,065

Energy: 10.86%
5,510	ConocoPhillips Corp.	486,533

5,620	Marathon Oil Corp.	342,033

5,940	Occidental Petroleum Corp.	457,321

4,660	Schlumberger, Ltd.	458,404

4,530	Valero Energy Corp.	317,236

		2,061,527

Financials: 14.42%
9,080	ACE, Ltd.	560,962

8,350	Bank of America Corp.	344,521

7,820	The Bank of New York Mellon Corp.	381,303

1,550	The Goldman Sachs Group, Inc.	333,328

7,340	MetLife, Inc.	452,291

9,630	Principal Financial Group, Inc.	662,929

		2,735,334

Health Care: 13.37%
7,700	Genzyme Corp.(a)	573,188

7,600	Gilead Sciences, Inc.(a)	349,676

6,890	Johnson & Johnson	459,563

7,180	Merck & Co., Inc.	417,230

7,140	Thermo Fisher Scientific, Inc.(a)	411,835

5,590	UnitedHealth Group, Inc.	325,338

		2,536,830

Shares		Value (Note 2)

Industrials: 9.00%
2,010	3M Co.	$169,483

2,450	Boeing Co.	214,277

5,710	CSX Corp.	251,126

5,850	General Electric Co.	216,860

6,390	Honeywell International, Inc.	393,432

4,170	Parker Hannifin Corp.	314,043

2,440	Raytheon Co.	148,108

		1,707,329

Information Technology: 21.20%
2,490	Apple, Inc.(a)	493,219

20,070	Cisco Systems, Inc.(a)	543,295

573	Google, Inc., Class A(a)	396,218

6,740	Hewlett-Packard Co.	340,235

7,270	Intel Corp.	193,818

3,430	International Business Machines Corp.	370,783

5,960	MEMC Electronic Materials, Inc.(a)	527,400

8,130	Microsoft Corp.	289,428

11,700	Nvidia Corp.(a)	398,034

8,860	Oracle Corp.(a)	200,059

3,180	VMware, Inc.(a)(b)	270,268

		4,022,757

Materials: 5.22%
3,340	Agrium, Inc.	241,181

9,770	Celanese Corp.	413,467

3,272	Freeport-McMoRan Copper & Gold, Inc., Class B	335,184

		989,832

Telecommunications: 3.18%
14,510	AT&T, Inc.	603,036

Utilities: 1.95%
3,760	Public Service Enterprise Group, Inc.	369,382

	Total Common Stocks (Cost $16,067,083)	18,776,340

See Notes to Financial Statements	59	December 31, 2007

Portfolio of Investments (Note 10)

Forward Large Cap Equity Fund

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 1.01%
$192,023	Bank of America — London 2.530%, due 01/02/08	$192,023

	Total Short-Term Bank Debt Instruments (Cost $192,023)	192,023

	Total Investments: 99.97% (excluding investments purchased with cash collateral from securities loaned) (Cost $16,259,106)	18,968,363

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 1.42%
268,524	Brown Brothers Investment Trust, Securities Lending Investment Fund(c)	268,524

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $268,524)	268,524

	Total Investments: 101.39% (Cost $16,527,630)	19,236,887

	Net Other Assets and Liabilities: (1.39)%	(262,776)

	Net Assets: 100.00%	$18,974,111

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

Percentages are stated as a percent of net assets.

December 31, 2007	60	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerald Banking and Finance Fund

Shares	Value (Note 2)

COMMON STOCKS: 96.93%
Financial Services: 96.93%

Banks Regional: 54.19%
63,319	Bank of The Ozarks, Inc.(a)	$1,658,958

20,938	Camden National Corp.	594,639

135,927	Cascade Financial Corp.	1,848,607

29,612	CoBiz Financial, Inc.	440,330

80,731	Codorus Valley Bancorp, Inc.	1,378,482

15,700	Cullen/Frost Bankers, Inc.	795,362

82,087	East West Bancorp, Inc.	1,988,968

68,900	Encore Bancshares, Inc.(b)	1,377,311

22,946	Enterprise Financial Services Corp.(a)	546,344

145,081	First Regional Bancorp(b)	2,740,580

192,638	First Security Group, Inc.	1,727,963

34,900	F.N.B. Corp.(a)	513,030

20,900	FNB Corp.	485,507

98,024	Gateway Financial Holdings, Inc.	1,169,426

35,000	Great Southern Bancorp, Inc.(a)	768,600

33,533	Harleysville National Corp.(a)	488,576

60,700	Heartland Financial USA, Inc.(a)	1,127,199

45,000	International Bancshares Corp.	942,300

32,396	Lakeland Financial Corp.	677,076

148,078	MetroCorp Bancshares, Inc.	1,925,014

49,000	Pinnacle Financial Partners, Inc.(b)	1,245,580

134,131	Preferred Bank	3,490,089

52,500	Princeton National Bancorp, Inc.	1,273,125

34,300	PrivateBancorp, Inc.(a)	1,119,895

177,038	Prosperity Bancshares, Inc.	5,203,147

67,045	Signature Bank(b)	2,262,769

133,886	Smithtown Bancorp, Inc.(a)	2,966,914

49,289	Southwest Bancorp, Inc.	903,467

230,074	Superior Bancorp(a)(b)	1,235,497

89,480	SVB Financial Group(a)(b)	4,509,792

266,711	Texas Capital Bancshares, Inc.(b)	4,867,476

19,927	Union Bankshares Corp.	421,257

50,652	United Community Banks, Inc.(a)	800,302

Shares	Value (Note 2)

200,199	Virginia Commerce Bancorp, Inc.(b)	$2,348,334

22,728	Virginia Financial Group, Inc.(a)	337,511

160,482	Wilshire Bancorp, Inc.	1,259,784

		57,439,211

Diversified Financial Services: 3.38%
68,233	Stifel Financial Corp.(a)(b)	3,587,009

Financial Data Processing Services: 0.74%
23,491	Cass Information Systems, Inc.(a)	784,831

Financial Information Services: 4.77%
34,947	Bankrate, Inc.(b)	1,680,601

211,800	TheStreet.com, Inc.	3,371,856

		5,052,457

Financial Miscellaneous: 0.65%
14,200	Duff & Phelps Corp., Class A(b)	279,456

40,093	Sanders Morris Harris Group, Inc.(a)	410,953

		690,409

Insurance Carriers: Property & Casualty: 19.54%
129,700	Amtrust Financial Services, Inc.(a)	1,785,969

10,006	Argo Group International Holdings, Ltd.(b)	421,553

23,483	Erie Indemnity Co., Class A	1,218,533

95,500	First Mercury Financial Corp.(b)	2,330,200

66,300	Meadowbrook Insurance Group, Inc.(b)	623,883

60,630	Mercer Insurance Group, Inc.	1,088,915

60,000	Navigators Group, Inc.(b)	3,900,000

120,622	Philadelphia Consolidated Holding Corp.(b)	4,746,476

20,000	SeaBright Insurance Holdings, Inc.(b)	301,600

215,533	United America Indemnity, Ltd., Class A(b)	4,293,417

		20,710,546

Insurance: Multi-Line: 0.82%
30,300	HCC Insurance Holdings, Inc.	869,004

See Notes to Financial Statements	61	December 31, 2007

Portfolio of Investments (Note 10)

Forward Emerald Banking and Finance Fund

Shares	Value (Note 2)

Investment Management Companies: 5.36%
38,500	Affiliated Managers Group, Inc.(a)(b)	$4,522,210

32,100	Waddell & Reed Financial, Inc., Class A	1,158,489

		5,680,699

Real Estate Investment Trusts: 4.22%
48,100	American Campus Communities, Inc.	1,291,485

89,605	Hersha Hospitality Trust, Class A	851,247

46,600	National Retail Properties, Inc.(a)	1,089,508

80,000	Urstadt Biddle Properties, Inc., Class A	1,240,000

		4,472,240

Rental & Leasing Services: 0.26%
10,535	Aircastle, Ltd.	277,387

Savings & Loans: 0.67%
12,000	Guaranty Federal Bancshares, Inc.	344,640

37,100	Westfield Financial, Inc.	359,870

		704,510

Securities Brokerage & Service: 2.33%
30,000	Investment Technology Group, Inc.(b)	1,427,700

17,000	KBW, Inc.(b)	435,030

18,700	Raymond James Financial, Inc.	610,741

		2,473,471

	Total Common Stocks (Cost $85,878,459)	102,741,774

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.93%
$ 988,633	Bank of America — London 2.530%, due 01/02/08	$988,633

	Total Short-Term Bank Debt Instruments (Cost $988,633)	988,633

	Total Investments: 97.86% (excluding investments purchased with cash collateral from securities loaned) (Cost $86,867,092)	103,730,407

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROMSECURITIES LOANED: 23.91%
25,346,705	Brown Brothers Investment Trust, Securities Lending Investment Fund(c)	25,346,705

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $25,346,705)	25,346,705

	Total Investments: 121.77% (Cost $112,213,797)	129,077,112

	Net Other Assets and Liabilities: (21.77)%	(23,075,948)

	Net Assets: 100.00%	$106,001,164

(a) Security, or portion of security, is currently on loan.

(b) Non-income producing security.

(c) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

Percentages are stated as a percent of net assets.

December 31, 2007	62	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerald Growth Fund

Shares		Value (Note 2)

COMMON STOCKS: 96.28%
Auto & Transportation: 2.82%
61,780	AAR Corp.(a)	$2,349,493

81,000	Wabtec Corp.(b)	2,789,640

		5,139,133

Consumer Discretionary: 12.80%
70,552	99 Cents Only Stores(a)	561,594

28,150	Aéropostale, Inc.(a)	745,975

94,505	Bare Escentuals, Inc.(a)(b)	2,291,746

25,857	California Pizza Kitchen, Inc.(a)	402,593

56,470	CROCS, Inc.(a)	2,078,661

17,826	FTI Consulting, Inc.(a)	1,098,795

19,705	Fuqi International, Inc.(a)	163,551

36,600	The GEO Group, Inc.(a)	1,024,800

19,064	Hibbett Sporting Goods, Inc.(a)	380,899

155,406	Iconix Brand Group, Inc.(a)	3,055,282

5,100	K12, Inc.(a)(b)	131,988

119,420	LoopNet, Inc.(a)(b)	1,677,851

126,950	Marvel Entertainment, Inc.(a)(b)	3,390,835

32,900	NutriSystem, Inc.(a)(b)	887,642

22,300	Pinnacle Entertainment, Inc.(a)	525,388

4,583	Strayer Education, Inc.	781,768

11,300	Tempur-Pedic International, Inc.(b)	293,461

27,132	Ulta Salon Cosmetics & Fragrance, Inc.(a)	465,314

8,700	United Natural Foods, Inc.(a)	275,964

89,740	United Online, Inc.	1,060,727

357,010	The Wet Seal, Inc., Class A(a)	831,833

25,210	World Fuel Services Corp.	731,846

21,360	Zumiez, Inc.(a)(b)	520,330

		23,378,843

Consumer Staples: 1.53%

151,781	Chiquita Brands International, Inc.(a)(b)	2,791,253

Energy: 3.34%
27,370	Carrizo Oil & Gas, Inc.(a)	1,498,508

28,803	Hornbeck Offshore Services, Inc.(a)(b)	1,294,695

35,610	Mitcham Industries, Inc.(a)	732,142

Shares		Value (Note 2)

20,423	Penn Virginia Corp.	$891,055

13,266	Whiting Petroleum Corp.(a)	764,918

24,100	Willbros Group, Inc.(a)	922,789

		6,104,107

Financial Services: 6.43%
10,985	Aircastle, Ltd.	289,235

28,600	Bankrate, Inc.(a)	1,375,374

13,550	Huron Consulting Group, Inc.(a)	1,092,536

64,800	Prosperity Bancshares, Inc.	1,904,472

53,100	SVB Financial Group(a)(b)	2,676,240

69,438	Texas Capital Bancshares, Inc.(a)	1,267,243

105,050	TheStreet.com, Inc.	1,672,396

32,915	United America Indemnity, Ltd., Class A(a)	655,667

41,358	Virginia Commerce Bancorp(a)	485,129

41,324	Wilshire Bancorp, Inc.	324,393

		11,742,685

Health Care: 21.38%
17,914	Analogic Corp.	1,213,136

51,650	BioMarin Pharmaceutical, Inc.(a)	1,828,410

26,140	BioMimetic Therapeutics, Inc.(a)	454,052

67,173	Bio-Reference Laboratories, Inc.(a)	2,195,214

120,138	Cepheid, Inc.(a)	3,165,636

31,814	Emergency Medical Services Corp., Class A(a)(b)	931,514

59,079	Gen-Probe, Inc.(a)	3,717,841

37,418	Hologic, Inc.(a)	2,568,372

9,800	Illumina, Inc.(a)(b)	580,748

15,950	Immucor, Inc.(a)	542,141

18,200	Integra LifeSciences Holdings Corp.(a)(b)	763,126

51,041	IRIS International, Inc.(a)	1,001,424

92,768	LifeCell Corp.(a)	3,999,228

62,550	Micrus Endovascular Corp.(a)	1,230,984

56,904	Myriad Genetics, Inc.(a)(b)	2,641,484

19,005	NuVasive, Inc.(a)	751,078

125,395	Phase Forward, Inc.(a)	2,727,341

See Notes to Financial Statements	63	December 31, 2007

Portfolio of Investments (Note 10)

Forward Emerald Growth Fund

Shares		Value (Note 2)

Health Care (continued): 21.38%
102,644	Psychiatric Solutions, Inc.(a)	$3,335,930

43,990	Sangamo Biosciences, Inc.(a)(b)	575,829

30,850	Sequenom, Inc.(a)	294,617

79,230	The Spectranetics Corp.(a)	1,214,596

24,856	STARLIMS Technologies, Ltd.(a)	267,948

100,162	Third Wave Technologies, Inc.(a)	966,563

31,150	Thoratec Corp.(a)	566,618

21,474	TranS1, Inc.(a)	353,677

51,553	Tutogen Medical, Inc.(a)	532,027

50,113	Volcano Corp.(a)	626,914

		39,046,448

Materials & Processing: 2.25%
52,273	Airgas, Inc.	2,723,946

29,310	Cal Dive International, Inc.(a)	388,064

9,800	Ceradyne, Inc.(a)	459,914

8,110	Greif, Inc.	530,151

		4,102,075

Producer Durables: 13.94%
96,957	BE Aerospace, Inc.(a)	5,129,025

11,010	Bucyrus International, Inc., Class A	1,094,284

127,584	Environmental Tectonics Corp.(a)	237,306

27,685	FEI Co.(a)(b)	687,419

10,360	Itron, Inc.(a)	994,249

48,550	Kennametal, Inc.	1,838,103

53,111	Ladish Co., Inc.(a)	2,293,864

42,677	Met-Pro Corp.	515,538

61,267	Polycom, Inc.(a)	1,701,997

79,800	SBA Communications Corp., Class A(a)	2,700,432

159,210	Smith & Wesson Holding Corp.(a)(b)	971,181

173,260	Taser International, Inc.(a)	2,493,211

56,100	Technitrol, Inc.	1,603,338

33,900	Triumph Group, Inc.	2,791,665

11,000	Varian Semiconductor Equipment Association, Inc.(a)	407,000

		25,458,612

Shares		Value (Note 2)

Technology: 30.99%(c)
45,118	Advanced Analogic Technologies, Inc.(a)	$508,931

185,450	ANADIGICS, Inc.(a)	2,145,657

66,283	Ansoft Corp.(a)	1,713,416

127,064	Ansys, Inc.(a)	5,268,073

35,550	Atheros Communications, Inc.(a)	1,085,697

76,009	Blackboard, Inc.(a)(b)	3,059,362

235,680	Brocade Communications Systems, Inc.(a)	1,729,891

27,680	Cogent Communications Group, Inc.(a)(b)	656,293

21,334	Constant Contact, Inc.(a)(b)	458,681

62,333	Daktronics, Inc.(b)	1,406,856

18,459	Data Domain, Inc.(a)(b)	486,210

46,617	DemandTec, Inc.(a)(b)	899,242

33,335	Diodes, Inc.(a)	1,002,383

30,000	Evergreen Solar, Inc.(a)(b)	518,100

35,230	FLIR Systems, Inc.(a)	1,102,699

43,836	FormFactor, Inc.(a)	1,450,972

60,090	Foundry Networks, Inc.(a)	1,052,777

43,300	Harmonic, Inc.(a)	453,784

100,729	II-VI, Inc.(a)	3,077,271

130,001	Internet Capital Group, Inc.(a)	1,526,212

147,896	Ixia, Inc.(a)	1,402,054

25,000	j2 Global Communications, Inc.(a)	529,250

46,600	Lawson Software, Inc.(a)	477,184

36,620	MICROS Systems, Inc.(a)	2,569,259

123,533	Microsemi Corp.(a)	2,735,021

53,985	Moldflow Corp.(a)	869,698

24,065	Neutral Tandem, Inc.(a)(b)	457,716

104,454	Novatel Wireless, Inc.(a)	1,692,155

74,680	Nuance Communications, Inc.(a)	1,395,022

208,200	ON Semiconductor Corp.(a)(b)	1,848,816

34,340	SAVVIS, Inc.(a)	958,429

51,380	ShoreTel, Inc.(a)(b)	717,779

18,500	SiRF Technology Holdings, Inc.(a)	464,905

167,450	Skyworks Solutions, Inc.(a)	1,423,325

80,740	Smith Micro Software, Inc.(a)	683,868

December 31, 2007	64	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerald Growth Fund

Shares		Value (Note 2)

Technology (continued): 30.99%(c)
28,050	SPSS, Inc.(a)	$1,007,276

42,060	SuccessFactors, Inc.(a)(b)	497,149

50,920	Supertex, Inc.(a)(b)	1,593,287

84,200	The Ultimate Software Group, Inc.(a)	2,649,774

72,436	Viasat, Inc.(a)	2,493,971

47,530	Volterra Semiconductor Corp.(a)(b)	524,257

		56,592,702

Utilities: 0.80%
72,100	Time Warner Telecom, Inc., Class A(a)	1,462,909

	Total Common Stocks (Cost $146,851,242)	175,818,767

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 5.07%
$9,255,437	Bank of America — London 2.530%, due 01/02/08	9,255,437

	Total Short-Term Bank Debt Instruments (Cost $9,255,437)	9,255,437

	Total Investments: 101.35% (excluding investments purchased with cash collateral from securities loaned) (Cost $156,106,679)	185,074,204

Shares		Value (Note 2)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 15.53%

28,369,811	Brown Brothers Investment Trust, Securities Lending Investment Fund(d)	$28,369,811

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $28,369,811)	28,369,811

	Total Investments: 116.88% (Cost $184,476,490)	213,444,015

	Net Other Assets and Liabilities: (16.88)%	(30,832,179)

	Net Assets: 100.00%	$182,611,836

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(d) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	65	December 31, 2007

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.66%
Consumer Discretionary: 10.83%
3,587	99 Cents Only Stores(a)	$28,553

850	Advisory Board Co.(a)	54,562

1,020	Arbitron, Inc.	42,401

925	Bright Horizons Family Solutions, Inc.(a)	31,949

1,933	Carter’s, Inc.(a)	37,404

3,715	Casual Male Retail Group, Inc.(a)	19,244

4,250	Champion Enterprises, Inc.(a)	40,035

2,390	The Cheesecake Factory, Inc.(a)	56,667

2,787	Corinthian Colleges, Inc.(a)	42,920

915	DeVry, Inc.	47,543

3,132	Fleetwood Enterprises, Inc.(a)	18,729

3,440	Fred’s, Inc.	33,127

4,250	Gentex Corp.	75,522

2,302	GTSI Corp.(a)	22,767

1,450	Iconix Brand Group, Inc.(a)	28,507

3,350	LKQ Corp.(a)	70,417

825	Pool Corp.	16,360

1,525	Simpson Manufacturing Co., Inc.	40,550

1,285	Tenneco, Inc.(a)	33,500

975	Universal Technical Institute, Inc.(a)	16,575

1,550	Winnebago Industries, Inc.	32,581

		789,913

Consumer Staples: 5.01%
721	Chattem, Inc.(a)	54,464

4,967	Cott Corp.(a)	33,080

1,450	Hain Celestial Group, Inc.(a)	46,400

1,942	Lance, Inc.	39,656

2,655	MGP Ingredients, Inc.	25,010

1,575	Performance Food Group Co.(a)	42,320

2,845	United Natural Foods, Inc.(a)	90,243

925	USANA Health Sciences, Inc.(a)	34,299

		365,472

Energy: 7.26%
1,326	CARBO Ceramics, Inc.	49,327

1,386	Encore Acquisition Co.(a)	46,251

Shares		Value (Note 2)

1,104	Forest Oil Corp.(a)	$56,127

1,126	Foundation Coal Holdings, Inc.	59,115

1,512	Global Industries, Ltd.(a)	32,387

7,978	International Coal Group, Inc.(a)	42,762

950	St. Mary Land & Exploration Co.	36,680

1,450	Tesco Corp.(a)	41,572

1,825	W-H Energy Services, Inc., Class H(a)	102,583

1,088	Whiting Petroleum Corp.(a)	62,734

		529,538

Financial Services: 7.77%
1,856	Arbor Realty Trust, Inc.	29,900

1,700	Boston Private Financial Holdings, Inc.	46,036

2,457	Cedar Shopping Centers, Inc.	25,135

1,014	East West Bancorp, Inc.	24,569

450	FactSet Research Systems, Inc.	25,065

1,700	Financial Federal Corp.	37,893

914	First Industrial Realty Trust, Inc.	31,624

841	Hanover Insurance Group, Inc.	38,518

969	MGIC Investment Corp.	21,735

641	Mid-America Apartment Communities, Inc.	27,403

1,610	Portfolio Recovery Associates, Inc.	63,869

1,150	PrivateBancorp, Inc.	37,547

586	Stewart Information Services Corp.	15,289

1,663	Sun Communities, Inc.	35,039

400	TSX Group, Inc.	21,399

1,755	UCBH Holdings, Inc.	24,851

732	WestAmerica BanCorp.	32,611

1,050	World Acceptance Corp.(a)	28,329

		566,812

Health Care: 23.15%
1,100	Abaxis, Inc.(a)	39,446

1,760	Allscripts Healthcare Solutions, Inc.(a)	34,179

2,800	Angiodynamics, Inc.(a)	53,312

900	ArthroCare Corp.(a)	43,245

4,547	Cepheid, Inc.(a)	119,813

December 31, 2007	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)
Health Care (continued): 23.15%
1,685	Chemed Corp.	$94,158

1,625	Computer Programs & Systems, Inc.	36,952

2,288	Gentiva Health Services, Inc.(a)	43,564

2,125	Greatbatch, Inc.(a)	42,479

798	Haemonetics Corp.(a)	50,290

1,085	ICU Medical, Inc.(a)	39,071

950	Integra LifeSciences Holdings Corp.(a)	39,833

725	Kensey Nash Corp.(a)	21,692

1,359	K-V Pharmaceutical Co., Class A(a)	38,786

2,152	Medical Action Industries, Inc.(a)	44,869

1,920	Medicis Pharmaceutical Corp., Class A	49,862

1,090	Medtox Scientific, Inc.(a)	19,696

1,463	Mentor Corp.	57,203

1,250	Meridian Bioscience, Inc.	37,600

4,122	Merit Medical Systems, Inc.(a)	57,296

3,562	Neogen Corp.(a)	94,571

1,804	Par Pharmaceutical Cos., Inc.(a)	43,296

1,250	Pediatrix Medical Group, Inc.(a)	85,187

2,056	PSS World Medical, Inc.(a)	40,236

2,350	Psychemedics Corp.	37,718

4,250	Somanetics Corp.(a)	100,513

940	Sunrise Senior Living, Inc.(a)	28,839

2,593	SurModics, Inc.(a)	140,722

1,300	Techne Corp.(a)	85,865

1,664	U.S. Physical Therapy, Inc.(a)	23,912

679	Varian, Inc.(a)	44,339

		1,688,544

Industrials: 19.69%
3,025	A.S.V., Inc.(a)	41,896

672	Acuity Brands, Inc.	30,240

706	Alexander & Baldwin, Inc.	36,472

902	American Science & Engineering, Inc.	51,188

652	BE Aerospace, Inc.(a)	34,491

3,378	C&D Technologies, Inc.(a)	22,329

777	Ceradyne, Inc.(a)	36,465

750	Curtiss-Wright Corp.	37,650

Shares		Value (Note 2)
897	Diamond Management & Technology Consultants, Inc.	$6,521

1,100	Dynamex, Inc.(a)	29,766

3,975	First Consulting Group, Inc.(a)	51,397

1,150	Forward Air Corp.	35,846

950	Franklin Electric Co., Inc.	36,356

1,150	G&K Services, Inc., Class A	43,148

570	GATX Corp.	20,908

895	General Cable Corp.(a)	65,586

1,927	General Maritime Corp.	47,115

803	IDEX Corp.	29,012

2,900	Innerworkings, Inc.(a)	50,054

2,600	Innovative Solutions & Support, Inc.(a)	25,194

2,275	Knight Transportation, Inc.	33,693

950	Landauer, Inc.	49,258

2,191	LSI Industries, Inc.	39,876

1,610	Mobile Mini, Inc.(a)	29,849

2,650	Raven Industries, Inc.	101,733

3,035	Resources Connection, Inc.	55,116

1,100	Ritchie Bros. Auctioneers, Inc.	90,970

1,143	Robbins & Myers, Inc.	86,445

7,162	Rollins, Inc.	137,510

956	School Specialty, Inc.(a)	33,030

1,373	Wabtec Corp.	47,286

		1,436,400

Materials & Processing: 3.95%
777	Brush Engineered Materials, Inc.(a)	28,904

1,190	Commercial Metals Co.	34,926

1,285	Compass Minerals International, Inc.	52,685

3,175	Landec Corp.(a)	42,545

2,150	Spartech Corp.	30,315

2,245	Symyx Technologies, Inc.(a)	17,242

1,700	Terra Industries, Inc.(a)	81,192

		287,809

See Notes to Financial Statements	67	December 31, 2007

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)

Technology: 20.34%
925	Advent Software, Inc.(a)	$50,042

3,625	Ansoft Corp.(a)	93,706

1,175	ANSYS, Inc.(a)	48,715

1,525	Avocent Corp.(a)	35,548

2,425	Blackbaud, Inc.	67,997

1,350	Blackboard, Inc.(a)	54,337

953	CACI International, Inc., Class A(a)	42,666

7,575	Digi International, Inc.(a)	107,489

2,450	Echelon Corp.(a)	50,568

3,861	ENGlobal Corp.(a)	43,861

5,350	Entegris, Inc.(a)	46,171

2,121	EPIQ Systems, Inc.(a)	36,927

1,330	F5 Networks, Inc.(a)	37,932

1,125	FARO Technologies, Inc.(a)	30,578

780	Forrester Research, Inc.(a)	21,856

2,575	II-VI, Inc.(a)	78,666

2,600	LoJack Corp.(a)	43,706

1,216	ManTech International Corp., Class A(a)	53,285

1,752	Maximus, Inc.	67,645

1,850	Napco Security Systems, Inc.(a)	11,562

2,675	National Instruments Corp.	89,158

1,650	Power Integrations, Inc.(a)	56,809

1,025	Quality Systems, Inc.	31,252

1,350	Rimage Corp.(a)	35,033

1,442	Rudolph Technologies, Inc.(a)	16,323

3,680	Semtech Corp.(a)	57,114

2,150	Stratasys, Inc.(a)	55,556

900	Tech Data Corp.(a)	33,948

1,610	Ultimate Software Group, Inc.(a)	50,667

1,770	Verint Systems, Inc.(a)	34,604

		1,483,721

Telecommunications: 0.66%
3,204	Alaska Communications Systems Group, Inc.	48,061

	Total Common Stocks (Cost $6,009,437)	7,196,270

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 2.21%
$161,180	Brown Brothers Harriman & Co. — Grand Cayman 2.530%, due 01/02/08	$161,180

	Total Short-Term Bank Debt Instruments (Cost $161,180)	161,180

	Total Investments: 100.87% (Cost $6,170,617)	7,357,450

	Net Other Assets and Liabilities: (0.87)%	(63,337)

	Net Assets: 100.00%	$7,294,113

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

December 31, 2007	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerald Opportunities Fund

Shares		Value (Note 2)

COMMON STOCKS: 83.68%
Consumer Discretionary: 9.15%
1,000	Amazon.Com, Inc.(a)(b)	$92,640

1,500	Bare Escentuals, Inc.(a)(c)	36,375

2,000	Hasbro, Inc.	51,160

4,500	Iconix Brand Group, Inc.(a)	88,470

4,700	LoopNet, Inc.(a)	66,035

2,700	Marvel Entertainment, Inc.(a)(b)(c)	72,117

1,000	MGM MIRAGE(a)	84,020

3,000	NutriSystem, Inc.(a)	80,940

2,000	Under Armour, Inc., Class A(a)(c)	87,340

5,500	United Online, Inc.(b)	65,010

3,000	Urban Outfitters, Inc.(a)	81,780

		805,887

Consumer Staples: 6.36%
1,400	Altria Group, Inc.(b)	105,812

6,500	Chiquita Brands International, Inc.(a)(b)(c)	119,535

1,900	H.J. Heinz Co., Ltd.	88,692

3,500	Hansen Natural Corp.(a)(c)	155,015

1,200	PepsiCo, Inc.(b)	91,080

		560,134

Energy: 8.66%
1,500	Anadarko Petroleum Corp.	98,535

1,500	Carrizo Oil & Gas, Inc.(a)	82,125

1,000	Devon Energy Corp.	88,910

1,000	ENSCO International, Inc.	59,620

5,000	Evergreen Energy, Inc.(a)	11,150

3,000	Mitcham Industries, Inc.(a)	61,680

1,500	Penn Virginia Corp.	65,445

1,500	Rowan Cos., Inc.(c)	59,190

600	Transocean, Inc.	85,890

1,500	Williams Cos., Inc.	53,670

1,875	XTO Energy, Inc.	96,300

		762,515

Financial Services: 5.36%
2,000	Aircastle, Ltd.	52,660

1,000	American International Group, Inc.	58,300

Shares		Value (Note 2)

30,000	Health Benefits Direct Corp.(a)	$55,800

1,000	Merrill Lynch & Co., Inc.	53,680

2,000	Philadelphia Consolidated Holding Co.(a)	78,700

2,500	Wells Fargo & Co.	75,475

35,100	WisdomTree Investments, Inc.(a)(c)	97,227

		471,842

Health Care: 13.80%
2,000	Accuray, Inc.(a)	30,440

1,600	Alnylam Pharmaceuticals, Inc.(a)	46,528

1,000	Amylin Pharmaceuticals, Inc.(a)	37,000

4,300	BioMarin Pharmaceutical, Inc.(a)(b)	152,220

1,600	BioMimetic Therapeutics, Inc.(a)	27,792

500	Celgene Corp.(a)(b)	23,105

9,000	Cepheid, Inc.(a)(b)	237,150

3,000	Dr. Reddy’s Laboratories, Ltd., ADR(c)(d)	54,480

1,000	E.I. Du Pont de Nemours & Co.(b)	44,090

1,000	Illumina, Inc.(a)(c)	59,260

8,000	Inovio Biomedical Corp.(a)	7,600

3,800	Micrus Endovascular Corp.(a)	74,784

2,000	Myriad Genetics, Inc.(a)(c)	92,840

2,000	Phase Forward, Inc.(a)	43,500

600	Respironics, Inc.(a)	39,288

1,500	Schering-Plough Corp.	39,960

2,000	Sequenom, Inc.(a)	19,100

5,515	Third Wave Technologies, Inc.(a)	53,220

3,700	Thoratec Corp.(a)	67,303

1,600	WebMD Health Corp.(a)	65,712

		1,215,372

Materials & Processing: 8.82%
2,000	Claymont Steel Holdings, Inc.(a)	46,700

1,700	EMCOR Group, Inc.(a)	40,171

2,300	Harsco Corp.(b)	147,361

2,000	Landec Corp.(a)	26,800

700	Mettler Toledo International, Inc.(a)	79,660

1,500	Michael Baker Corp.(a)	61,650

See Notes to Financial Statements	69	December 31, 2007

Portfolio of Investments (Note 10)

Forward Emerald Opportunities Fund

Shares		Value (Note 2)
Materials & Processing: 8.82%
1,000	Monsanto Co.(b)	$111,690

1,000	The Mosaic Co.(a)	94,340

700	Precision Castparts Corp.	97,090

1,500	Terra Industries, Inc.(a)	71,640

		777,102

Other: 0.88%
500	Foster Wheeler, Ltd.(a)	77,510

Producer Durables: 4.37%
2,800	BE Aerospace, Inc.(a)(b)	148,120

12,000	C&D Technologies, Inc.(a)(c)	79,320

4,500	EMC Corp.(a)(b)	83,385

2,000	General Electric Co.(b)	74,140

		384,965

Technology: 26.14%
2,000	ANADIGICS, Inc.(a)	23,140

1,000	Ansoft Corp.(a)	25,850

2,200	Ansys, Inc.(a)	91,212

2,000	Apple, Inc.(a)(b)	396,160

1,500	Atheros Communications, Inc.(a)	45,810

1,500	Bankrate, Inc.(a)	72,135

2,000	Blackboard, Inc.(a)(c)	80,500

4,000	Callidus Software, Inc.(a)(b)	20,680

2,000	Constant Contact, Inc.(a)(c)	43,000

4,400	Cypress Semiconductor Corp.(a)(b)	158,532

2,000	Dell, Inc.(a)(b)	49,020

2,000	Evergreen Solar, Inc.(a)	34,540

1,200	Gen-Probe, Inc.(a)	75,516

300	Google, Inc., Class A(a)(b)	207,444

2,500	Hewlett-Packard Co.(b)	126,200

800	Hologic, Inc.(a)	54,912

3,000	II-VI, Inc.(a)	91,650

13,000	Internet Capital Group, Inc.(a)	152,620

6,000	Lawson Software, Inc.(a)	61,440

1,100	LifeCell Corp.(a)	47,421

700	MICROS Systems, Inc.(a)	49,112

Shares		Value (Note 2)

1,500	Microsoft Corp.(b)	$53,400

5,200	Moldflow Corp.(a)	83,772

1,500	Novatel Wireless, Inc.(a)	24,300

5,000	Sangamo Biosciences, Inc.(a)(c)	65,450

5,000	TerreStar Corp.(a)	36,250

5,500	TheStreet.com, Inc.	87,560

10,000	UCN, Inc.(a)	45,000

		2,302,626

Utilities: 0.14%
700	Comcast Corp., Class A(a)(b)	12,782

	Total Common Stocks (Cost $6,727,960)	7,370,735

Contracts

OPTIONS PURCHASED: 2.25%
Calls: 1.78%

	4Kids Entertainment, Inc.

20	Expiration: January 2008 at: $12.50	2,250

	Amazon.Com, Inc.

10	Expiration: January 2008 at: $90.00	5,300

	Apple, Inc.

10	Expiration: January 2008 at: $190.00	13,850

	BioMarin Pharmaceutical, Inc.

25	Expiration: January 2008 at: $35.00	3,625

	Celgene Corp.

70	Expiration: January 2008 at: $70.00	350

	Cepheid, Inc.

40	Expiration: January 2008 at: $25.00	9,600

	Chiquita Brands International, Inc.

55	Expiration: May 2008 at: $17.50	15,125

	Cognizant Technology Solutions Corp.

15	Expiration: January 2008 at: $30.00	7,050

	Dr. Reddy’s Laboratories, Ltd., ADR

10	Expiration: January 2008 at: $15.00	3,250

	First Solar, Inc.

10	Expiration: January 2008 at: $250.00	26,900

December 31, 2007	70	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerald Opportunities Fund

Contracts		Value (Note 2)
Calls (continued): 1.78%

	Gen-Probe, Inc.

10	Expiration: February 2008 at: $65.00	$2,250
	Google, Inc., Class A

3	Expiration: January 2008 at: $680.00	8,100

	Hewlett-Packard Co.

10	Expiration: January 2008 at: $50.00	1,500

	II-VI, Inc.

20	Expiration: January 2008 at: $35.00	300

10	Expiration: January 2008 at: $30.00	1,800

	Illumina, Inc.

15	Expiration: January 2008 at: $60.00	2,700

	Internet Capital Group, Inc.

110	Expiration: January 2008 at: $12.50	3,300

	JA Solar Holdings Co., Ltd.

5	Expiration: January 2008 at: $65.00	3,750

10	Expiration: January 2008 at: $60.00	11,000

	Jarden Corp.

20	Expiration: January 2008 at: $40.00	50

	Ladish Co., Inc.

30	Expiration: January 2008 at: $45.00	3,000

	LifeCell Corp.

30	Expiration: January 2008 at: $40.00	11,700

	Sangamo Biosciences, Inc.

20	Expiration: February 2008 at: $20.00	300

40	Expiration: February 2008 at: $12.50	5,800

	Smith & Wesson Holding Corp.

100	Expiration: March 2008 at: $12.50	500

	Starent Networks Corp.

10	Expiration: January 2008 at: $25.00	10

	Thoratec Corp.

15	Expiration: April 2008 at: $17.50	4,163

	United Online, Inc.

60	Expiration: January 2008 at: $15.00	300

	Urban Outfitters, Inc.

20	Expiration: February 2008 at: $25.00	7,200

	Wells Fargo & Co.

10	Expiration: January 2008 at: $30.00	1,200

		156,223

Contracts		Value (Note 2)
Puts: 0.47%

	ArthroCare Corp.

40	Expiration: January 2008 at: $50.00	$12,000

50	Expiration: January 2008 at: $45.00	6,250

	S&P 100 Index

5	Expiration: January 2008 at: $680.00	5,000

15	Expiration: January 2008 at: $670.00	10,800

	YRC Worldwide, Inc.

25	Expiration: January 2008 at: $20.00	7,562

		41,612

	Total Options Purchased (Cost $381,401)	197,835

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 17.54%
$1,545,328	Wells Fargo & Co. — Grand Cayman 2.530%, due 01/02/08	1,545,328

	Total Short-Term Bank Debt Instruments (Cost $1,545,328)	1,545,328

	Total Investments: 103.47% (excluding investments purchased with cash collateral from securities loaned) (Cost $8,654,689)	9,113,898

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 8.61%
758,689	Brown Brothers Investment Trust, Securities Lending Investment Fund(e)	758,689

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $758,689)	758,689

	Total Investments: 112.08% (Cost $9,413,378)	9,872,587

	Net Other Assets and Liabilities: (12.08)%	(1,064,434)

	Net Assets: 100.00%	$8,808,153

See Notes to Financial Statements	71	December 31, 2007

Portfolio of Investments (Note 10)

Forward Emerald Opportunities Fund

Shares		Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
(2,000)	Arctic Cat, Inc.	$(23,880)

(2,000)	Arkansas Best Corp.	(43,880)

(6,000)	Arthrocare Corp.	(288,300)

(49,000)	Bidz.com, Inc.	(439,530)

(2,200)	DTS, Inc.	(56,254)

(3,000)	ev3, Inc.	(38,130)

(10,000)	FBR Capital Markets Corp.	(95,800)

(2,000)	NASDAQ 100 Index Fund	(102,480)

(2,500)	Neurometrix, Inc.	(23,000)

(1,500)	Seagate Technology	(38,250)

(3,000)	Take-Two Interactive Software, Inc.	(55,350)

	Total Securities Sold Short (Proceeds $1,332,027)	$(1,204,854)

(a) Non-income producing security.

(b) Security, or portion of security, is being held as collateral for short sales.

(c) Security, or portion of security, is currently on loan.

(d) ADR — American Depositary Receipt.

(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

Percentages are stated as a percent of net assets.

December 31, 2007	72	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

MUNICIPAL BONDS: 104.38%
California: 15.92%
$500,000	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series E 4.750%, 02/01/30(a)	$466,915

250,000	Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-Backed Revenue Bonds, Sr. Series A-1 5.125%, 06/01/47(a)	210,230

595,000	Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-Backed Revenue Bonds, Sr. Series A-1 4.500%, 06/01/27(a)	534,369

500,000	Los Angeles Regional Airports Improvement Corp., Lease Revenue Bonds, Series C 7.500%, 12/01/24(a)(b)	527,145

500,000	San Diego, Tobacco Settlement Revenue Funding Corp., Revenue Bonds, Tobacco Settlement Asset-Backed Bonds 7.125%, 06/01/32(a)	470,605

		2,209,264

Colorado: 6.07%
1,000,000	Denver City & County, Special Facilities Airport Revenue Bonds (United Airlines Project), Series A 5.250%, 10/01/32(a)	842,780

Illinois: 3.01%
500,000	Chicago O’Hare International Airport, Special Facilities Revenue Bonds (American Airlines, Inc. Project) 5.500%, 12/01/30(a)	416,960

Louisiana: 5.25%
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds 6.750%, 11/01/32(a)	248,598

500,000	St John Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corp.), Series A 5.125%, 06/01/37(a)	480,535

		729,133

Principal Amount		Value (Note 2)

New Jersey: 10.25%
$500,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds (Continental Airlines, Inc. Project) 9.000%, 06/01/33(a)(b)	$570,010

930,000	Tobacco Settlement Financing Corp., Revenue Bonds, Series 1A 4.500%, 06/01/23(a)	852,280

		1,422,290

New York: 10.67%
500,000	New York City Industrial Development Agency, Special Facilities Revenue Bonds (1990 American Airlines, Inc. Project) 5.400%, 07/01/19(a)	447,365

500,000	New York City Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. — JFK International Airport) 7.750%, 08/01/31(a)(b)	544,820

500,000	New York Counties Tobacco Trust IV, Settlement Pass-Thru Revenue Bonds, Series B 6.000%, 06/01/27(a)	488,230

		1,480,415

North Carolina: 1.32%
200,000	Charlotte, Special Facilities Revenue Bonds (Charlotte/Douglas International Airport) 5.600%, 07/01/27(a)	183,780

Ohio: 4.80%
500,000	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Revenue Bonds, Sr. Series A-2 5.750%, 06/01/34(a)	475,890

200,000	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Revenue Bonds, Sr. Series A-2 5.125%, 06/01/24(a)	189,880

		665,770

See Notes to Financial Statements	73	December 31, 2007

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Pennsylvania: 12.20%
$465,000	Allegheny County Hospital Development Authority, Revenue Bonds (Health System Western Pennsylvania), Series A 5.000%, 11/15/28 (a)	$399,654

800,000	Pennsylvania Economic Development Financing Authority Exempt Facilities, Revenue Bonds (Reliant Energy), Series B 6.750%, 12/01/36(b)	816,152

500,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Temple University Health System), Series A 5.500%, 07/01/30(a)	476,460

		1,692,266

Rhode Island: 7.21%
1,000,000	Rhode Island Student Loan Authority, Student Loan Revenue Bonds, Series I 5.450%, 12/01/37(b)	1,000,000

Texas: 20.47%
650,000	Brazos River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series C 5.750%, 05/01/36(b)	623,051

165,000	Houston Texas Airport, Special Facilities Revenue Bonds (Continental Airlines), Series B 6.125%, 07/15/27	160,335

500,000	Mission Economic Development Corp., Solid Waste Disposal Revenue Bonds (Allied Waste N.A., Inc. Project), Series A 5.200%, 04/01/18(a)	454,325

1,000,000	Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue Bonds, Sr. Series A-1 5.750%, 12/01/33(a)(b)	1,000,000

345,000	Sabine River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series A 6.450%, 06/01/21(b)	327,205

Principal Amount		Value (Note 2)

$300,000	Trinity River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project) 6.250%, 05/01/28	$275,154

		2,840,070

Vermont: 7.21%
1,000,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (Fletcher Allen), Series B-2 4.750%, 12/01/34(a)(b)	1,000,000

	Total Municipal Bonds (Amortized Cost $14,948,665)	14,482,728

CORPORATE BONDS: 26.67%
Consumer Discretionary: 11.55%
250,000	D.R. Horton, Inc., Gtd. Notes 8.000%, 02/01/09(a)	243,064

500,000	Ford Capital B.V., Deb. 9.500%, 06/01/10(a)	473,750

250,000	Ford Motor Co., Unsec. Notes 6.625%, 10/01/28(a)	167,500

250,000	General Motors Corp., Deb. 8.800%, 03/01/21(a)	211,250

250,000	General Motors Corp., Notes 7.200%, 01/15/11(a)	230,625

300,000	KB Home & Broad Home Corp., Notes 6.375%, 08/15/11(a)	276,000

		1,602,189

Energy: 4.95%
465,000	KN Capital Trust III, Gtd. Capital Securities 7.630%, 04/15/28(a)	421,755

300,000	NGC Corp Capital Trust, Gtd. Notes, Series B 8.316%, 06/01/27(a)	265,500

		687,255

Financials: 4.11%
250,000	Ford Motor Credit Co., Llc, Global Landmark Securities 7.375%, 10/28/09(a)	235,408

December 31, 2007	74	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

Financials (continued): 4.11%
$250,000	General Motors Acceptance Corp., Llc, Notes 6.875%, 09/15/11(a)	$214,040

150,000	Residential Capital Llc, Gtd. Notes 7.125%, 11/21/08(a)	120,000

		569,448

Industrial: 4.40%
500,000	Continental Airlines, Inc., Unsub. Notes 8.750%, 12/01/11(a)	473,750

150,000	Lear Corp., Gtd. Notes, Series B 8.750%, 12/01/16(a)	137,250

		611,000

Utility: 1.66%
250,000	Mirant Americas Generation Llc, Sr. Notes 8.500%, 10/01/21(a)	230,625

	Total Corporate Bonds (Amortized Cost $3,869,730)	3,700,517
Shares

PREFERRED STOCKS: 0.56%
Financials: 0.56%
3,000	Federal National Mortgage Association, 8.250%(a)	77,250

	Total Preferred Stocks (Cost $75,000)	77,250
Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 10.36%
$1,437,746	Wells Fargo & Co. — Grand Cayman 2.530%, due 01/02/08	1,437,746

	Total Short -Term Bank Debt Instruments (Cost $1,437,746)	1,437,746

	Total Investments: 141.97% (Amortized Cost $20,331,141)	19,698,241

	Net Other Assets and Liabilities: (41.97)%	(5,823,055)

	Net Assets: 100.00%	$13,875,186

Principal Amount		Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
$(250,000)	Anadarko Petroleum Corp., Unsec. Sr. Notes 5.950%, 09/15/16	$(254,987)

(200,000)	CBS Corp., Sr. Deb. 7.875%, 07/30/30	(217,651)

(250,000)	CIT Group, Inc., Sr. Notes 5.650%, 02/13/17	(219,836)

(150,000)	Citigroup, Inc., Unsec. Sr. Notes 6.125%, 11/21/17	(154,364)

(250,000)	Duke Energy Carolinas Llc, Unsub. Sr. Notes 6.100%, 06/01/37	(252,138)

(250,000)	Dynegy Holdings, Inc., Unsec. Sr. Notes 8.375%, 05/01/16	(245,625)

(250,000)	Lennar Corp., Gtd. Notes, Series B 6.500%, 04/15/16	(196,843)

(500,000)	Limited Brands, Inc., Unsec. Sr. Notes 5.250%, 11/01/14	(449,411)

(250,000)	Reliant Energy, Inc., Gtd. Notes 6.750%, 12/15/14	(251,875)

(500,000)	Safeway, Inc., Unsec. Sr. Notes 7.250%, 02/01/31	(543,523)

(500,000)	The May Department Stores Co., Unsec. Notes 5.750%, 07/15/14	(479,609)

(1,500,000)	United States T-Bills, Discount Notes 01/24/08	(1,496,384)

	Total Securities Sold Short (Amortized Proceeds $4,831,473)	$(4,762,245)

(a) Security, or portion of security, is being held as collateral for short sales.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2007.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Deb. — Debentures

Gtd. — Guaranteed

Sr. — Senior

Unsec. — Unsecured

Unsub. — Unsubordinated

See Notes to Financial Statements	75	December 31, 2007

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS: 75.04%
Australia: 0.17%
	Australian Government, Bonds, Series 513
50,000	6.500%, 05/15/13	AUD	$43,829

Brazil: 1.56%
	Brazil Notas do Tesouro Nacional, Notes, Series F
400	10.000%, 01/01/10	BRL	224,802
350	10.000%, 01/01/17	BRL	174,174

			398,976

Canada: 1.04%
	Canadian Government, Bonds
40,000	3.750%, 06/01/12	CAD	40,338
60,000	4.000%, 09/01/10	CAD	61,066
35,000	4.000%, 06/01/16	CAD	35,539
30,000	5.000%, 06/01/14	CAD	32,257
45,000	5.000%, 06/01/37	CAD	52,698

	Canadian Government, Bonds, Series A55
30,000	8.000%, 06/01/23	CAD	43,894

			265,792

Colombia: 0.45%
	Republic of Colombia, Unsub. Bonds
210,000,000	12.000%, 10/22/15	USD	116,594

Czech Republic: 1.93%
	Czech Republic, Bonds, Series 44
9,400,000	3.800%, 04/11/15	CSK	494,838

Denmark: 0.36%
	Denmark (Kingdom of), Bonds
450,000	5.000%, 11/15/13	DKK	91,499

France: 10.29%
	French Government O.A.T., Bonds
620,000	4.000%, 04/25/14	EUR	895,220
131,000	4.000%, 04/25/55	EUR	169,320
1,040,000	8.500%, 10/25/08	EUR	1,571,926

			2,636,466

Principal Amount		Currency	Value (Note 2)

Germany: 7.52%
	Bundesobligation, Bonds, Series 143
377,000	3.500%, 10/10/08	EUR	$548,369

	Bundesrepublik Deutschland, Bonds, Series 03
259,000	3.750%, 07/04/13	EUR	371,195

	Bundesrepublik Deutschland, Bonds, Series 06
474,000	3.750%, 01/04/17	EUR	665,791

	Bundesrepublik Deutschland, Bonds, Series 07
247,000	4.250%, 07/04/39	EUR	340,935

			1,926,290

Greece: 6.79%
	Hellenic Republic, Bonds
78,000	6.500%, 10/22/19	EUR	132,122

	Hellenic Republic, Unsub. Bonds
793,000	4.500%, 05/20/14	EUR	1,166,424

	Hellenic Republic, Unsub. Bonds, Series 15YR
157,000	4.700%, 03/20/24	EUR	224,590

	Hellenic Republic, Unsub. Bonds, Series 30YR
158,000	4.600%, 09/20/40	EUR	215,466

			1,738,602

Hungary: 1.46%
	Hungary Government, Bonds, Series 15/A
62,000,000	8.000%, 02/12/15	HUF	372,750

Italy: 6.85%
	Buoni Poliennali Del Tesoro, Bonds
445,000	4.250%, 08/01/13	EUR	651,075
756,000	4.250%, 08/01/14	EUR	1,103,709

			1,754,784

Japan: 15.48%
	Japan Government, Bonds, Series 21
39,000,000	2.300%, 12/20/35	JPY	346,282

December 31, 2007	76	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Japan (continued): 15.48%

	Japan Government, Bonds, Series 249
17,000,000	0.700%, 10/15/08	JPY	$152,281

	Japan Government, Bonds, Series 257
134,000,000	1.300%, 12/20/13	JPY	1,213,523

	Japan Government, Bonds, Series 258
90,000,000	1.300%, 03/20/14	JPY	814,018

	Japan Government, Bonds, Series 274
49,000,000	1.500%, 12/20/15	JPY	445,701

	Japan Government, Bonds, Series 34
111,000,000	0.500%, 12/20/08	JPY	992,888

			3,964,693

Malaysia: 1.27%
	Malaysian Government, Bonds, Series 0207
1,100,000	3.814%, 02/15/17	MYR	324,557

Mexico: 5.12%
	Mexican Bonos, Bonds, Series M10
23,000	8.000%, 12/17/15	MXN	208,699

	Mexican Bonos, Bonds, Series M7
120,000	8.000%, 12/24/08	MXN	1,102,114

			1,310,813

Mauritius: 0.03%
	Mauritius Treasury Notes
200,000	9.750%, 11/23/09	MUR	7,096

Norway: 0.15%
	Norwegian Government, Bonds
217,000	4.250%, 05/19/17	NOK	38,733

Peru: 0.40%
	Peru Bono Soberano, Bonds
260,000	8.200%, 08/12/26	PEN	102,854

Principal Amount		Currency	Value (Note 2)
Poland: 1.10%
	Poland Government, Bonds, Series 1017
730,000	5.250%, 10/25/17	PLN	$282,395

South Africa: 1.90%
	Republic of South Africa, Bonds, Series R157
2,600,000	13.500%, 09/15/15	ZAR	485,678

Spain: 4.53%
	Bonos Y Oblig Del Estado, Bonds
378,000	4.000%, 01/31/10	EUR	552,020
385,000	5.500%, 07/30/17	EUR	608,940

			1,160,960

Sweden: 0.37%
	Swedish Government, Bonds, Series 1043
610,000	5.000%, 01/28/09	SEK	95,176

Turkey: 1.39%
	Turkey Government, Bonds
400,000	16.000%, 03/07/12	TRL	357,262

United Kingdom: 4.88%
	United Kingdom, Bonds
203,000	4.000%, 03/07/09	GBP	402,160
141,000	4.250%, 12/07/55	GBP	283,436
277,000	4.750%, 03/07/20	GBP	563,639

			1,249,235

	Total Foreign Government Obligations (Amortized Cost $18,658,509)		19,219,872

CORPORATE BONDS: 16.64%
Canada: 0.86%
	Bombardier, Inc., Sr. Unsec. Notes
100,000	7.250%, 11/15/16(a)	EUR	146,571

	Mecachrome International, Inc., Gtd. Notes
50,000	9.000%, 05/15/14(a)	EUR	73,834

			220,405

See Notes to Financial Statements	77	December 31, 2007

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Denmark: 0.88%
	FS Funding AS, Secured Notes
100,000	8.875%, 05/15/16(a)	EUR	$151,688

	Nordic Telephone Co., Holdings, Secured Notes
50,000	8.250%, 05/01/16(a)	EUR	74,199

			225,887

France: 0.92%
	CMA CGM SA, Sr. Unsec. Notes
50,000	5.500%, 05/16/12(a)	EUR	66,470

	Crown European Holdings SA, Secured Notes
25,000	6.250%, 09/01/11	EUR	35,820

	Europcar Groupe SA, Sr. Sub. Notes
100,000	8.125%, 05/15/14(a)	EUR	132,864

			235,154

Germany: 1.20%
	Cognis GmbH, Secured Notes
50,000	6.730%, 09/15/13(a)(b)	EUR	67,437

	Gerresheimer Holdings GmbH, Gtd. Notes
30,000	7.875%, 03/01/15(a)	EUR	45,177

	Kabel Deutschland GmbH, Gtd. Notes
50,000	10.750%, 07/01/14	EUR	78,768

	Unity Media GmbH, Secured Notes
75,000	10.125%, 02/15/15(a)	EUR	114,862

			306,244

Ireland: 0.92%
	Ono Finance II Plc, Gtd. Notes
50,000	8.000%, 05/16/14(a)	EUR	65,792

	Sibacademfinance Plc, Euro Medium-Term Notes
50,000	7.000%, 05/21/10	EUR	65,610

	Smurfit Kappa Funding Plc, Sr. Sub. Notes
75,000	7.750%, 04/01/15	EUR	105,268

			236,670

Italy: 0.28%
	Lottomatica SpA, Sub. Bonds
50,000	8.250%, 03/31/66(a)(b)	EUR	72,372

Principal Amount		Currency	Value (Note 2)
Japan: 0.28%
	Softbank Corp., Sr. Unsec. Notes
50,000	7.750%, 10/15/13	EUR	$71,458

Luxembourg: 2.84%
	Basell AF SCA, Secured Notes
50,000	8.375%, 08/15/15(a)	EUR	62,868

	Beverage Packaging Holdings, Sr. Sub. Notes
50,000	9.500%, 06/15/17(a)	EUR	57,386

	Cirsa Capital Luxembourg SA, Gtd. Notes
50,000	7.875%, 07/15/12(a)	EUR	66,523

	Codere Finance Luxembourg SA, Gtd. Notes
50,000	8.250%, 06/15/15(a)	EUR	71,092

	Hellas II, Sub. Notes
100,000	10.732%, 01/15/15(a)(b)	EUR	133,412

	Lighthouse International Co., SA, Gtd. Notes
75,000	8.000%, 04/30/14(a)	EUR	110,476

	UPC Holding BV, Sr. Notes
50,000	8.000%, 11/01/16(a)	EUR	69,356

	Wind Acquisition Finance SA, Secured Notes
100,000	9.750%, 12/01/15(a)	EUR	156,622

			727,735

Netherlands: 2.14%
	Ardagh Glass Finance BV, Gtd. Notes
55,000	8.875%, 07/01/13(a)	EUR	79,207

	Clondalkin Industries BV, Gtd. Notes
25,000	8.000%, 03/15/14(a)	EUR	34,907

	Impress Holdings BV, Gtd. Notes
100,000	7.857%, 09/15/13(a)(b)	EUR	144,378

	Linde Finance BV, Gtd. Bonds
70,000	7.375%, 07/14/66(b)	EUR	102,119

	NXP BV/NXP Funding LLC Secured Notes
50,000	7.482%, 10/15/13(b)	EUR	65,244

	Pfleiderer Finance BV, Gtd. Notes
50,000	7.125%, 11/01/49(b)	EUR	57,203

December 31, 2007	78	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Netherlands (continued): 2.14%
	Sensata Technologies BV, Gtd. Notes
50,000	9.000%, 05/01/16	EUR	$64,696

			547,754

South Africa: 0.28%
	Foodcorp, Ltd., Gtd. Notes
50,000	8.875%, 06/15/12(a)	EUR	70,910

United Kingdom: 2.02%
	CEVA Group Plc, Gtd. Notes
50,000	8.500%, 12/01/14(a)	EUR	60,675

	FCE Bank Plc, Sr. Euro Medium-Term Notes
100,000	7.875%, 02/15/11	GBP	174,924

	Ineos Group Holdings Plc, Gtd. Notes
150,000	7.875%, 02/15/16(a)	EUR	184,219

	Virgin Media Finance Plc, Gtd. Notes
50,000	9.750%, 04/15/14	GBP	96,295

			516,113

United States: 4.02%
	AGCO Corp., Sr. Sub. Notes
50,000	6.875%, 04/15/14	EUR	73,468

	Chesapeake Energy Corp., Gtd. Notes
50,000	6.250%, 01/15/17	EUR	68,534

	Fiat Finance North America, Inc., Gtd. Euro Medium-Term Notes
100,000	5.625%, 06/12/17	EUR	137,111

	General Motors Corp., Unsub. Notes
90,000	7.250%, 07/03/13	EUR	117,110

	Hertz Corp., Gtd. Notes
50,000	7.875%, 01/01/14	EUR	69,722

	Momentive Performance Materials, Inc., Gtd. Notes
100,000	9.000%, 12/01/14(a)	EUR	131,219

	Nielsen Finance Co., Llc, Gtd. Notes
100,000	9.000%, 08/01/14	EUR	149,261

	Owens Brockway Glass Container, Inc., Gtd. Notes
50,000	6.750%, 12/01/14	EUR	70,910

Principal Amount		Currency	Value (Note 2)

	Rockwood Specialties Group, Inc., Gtd. Notes
50,000	7.625%, 11/15/14	EUR	$72,006

	Travelport Llc, Gtd. Notes
50,000	9.401%, 09/01/14(b)	EUR	71,458

	Truvo Subsidiary Corp., Secured Notes
50,000	8.500%, 12/01/14(a)	EUR	68,808

			1,029,607

	Total Corporate Bonds (Amortized Cost $4,405,468)		4,260,309

CREDIT LINKED NOTES: 1.69%
Egypt: 0.59%
	Citigroup Funding Inc., Gtd. Notes, Credit Linked to the Arab Republic of Egypt, Egypt Treasury Bills

100,000	Zero Coupon, 04/24/08	USD	101,876

50,000	Zero Coupon, 10/23/08	USD	50,627

			152,503

Indonesia: 1.10%
	Indonesia Government, Bonds, Series FR47
300,000	10.000%, 02/15/28	USD	281,142

	Total Credit Linked Notes (Amortized Cost $450,257)		433,645

SHORT-TERM SECURITIES: 0.05%
Mauritius: 0.05%
	Mauritius Treasury Bills
200,000	Zero Coupon, 11/10/08	MUR	6,579

200,000	Zero Coupon, 11/21/08	MUR	6,555

			13,134

	Total Short-Term Securities (Amortized Cost $12,417)		13,134

See Notes to Financial Statements	79	December 31, 2007

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
SHORT-TERM BANK DEBT INSTRUMENTS: 3.81%
	Bank of America — London

228,000	2.530%, due 01/02/08	GBP	$453,858

161,000	2.530%, due 01/02/08	EUR	235,390

118,000	2.530%, due 01/02/08	USD	118,000

	Brown Brothers Harriman & Co. — Grand Cayman

3,508,000	2.530%, due 01/02/08	JPY	31,401

93,000	2.530%, due 01/02/08	CHF	82,145

63,000	2.530%, due 01/02/08	SGD	43,767

12,000	2.530%, due 01/02/08	CAD	12,159

			976,720

	Total Short-Term Bank Debt Instruments (Cost $978,527)		976,720

	Total Investments: 97.23% (Amortized Cost $24,505,178)		24,903,680

	Net Other Assets and Liabilities: 2.77%		708,674

	Net Assets: 100.00%		$25,612,354

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,513,324, representing 9.81% of net assets.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2007.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd. — Guaranteed

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Unsub. — Unsubordinated

Currency Abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CSK — Czech Koruna

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HUF — Hungarian Fortis

JPY — Japanese Yen

MYR — Malaysian Ringgit

MXN — Mexican Peso

MUR — Mauritian Rupee

NOK — Norwegian Krone

PEN — Peruvian New Sol

PLN — Polish Zloty

SEK — Swedish Krona

SGD — Singapore Dollar

USD — U.S. Dollar

TRL — New Turkish Lira

ZAR — South African Rand

December 31, 2007	80	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2007, the Fund had outstanding foreign currency exchanged contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency Contracts with Unrealized Gains	Purchase/Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Date Value	Current Value	Unrealized Gain
Brazilian Real	Purchase	595,880	01/03/08	$330,036	$334,329	$4,293
Brazilian Real	Purchase	194,880	02/06/08	107,720	108,871	1,151
Chilean Peso	Purchase	42,000,000	02/15/08	83,127	84,256	1,129
Czech Koruna	Purchase	200,000	02/15/08	10,905	11,009	104
Czech Koruna	Sale	300,000	02/15/08	16,612	16,514	98
Euro	Sale	42,029	02/15/08	61,769	61,484	285
Euro	Sale	38,391	02/15/08	56,414	56,162	252
Euro	Sale	87,223	02/15/08	127,829	127,597	232
Euro	Purchase	45,362	02/15/08	66,356	66,359	3
Hungarian Fortis	Purchase	18,990,000	02/15/08	109,164	109,464	300
Israeli Shekel	Purchase	376,000	02/15/08	95,807	97,695	1,888
Israeli Shekel	Purchase	365,500	02/15/08	93,912	94,967	1,055
Mexican Peso	Sale	1,500,000	02/15/08	138,251	137,008	1,243
Mexican Peso	Sale	9,328,310	02/15/08	852,867	852,039	828
New Russian Ruble	Purchase	5,600,000	02/15/08	227,111	228,129	1,018
New Turkish Lira	Purchase	180,000	02/15/08	147,961	151,331	3,370
New Turkish Lira	Purchase	30,000	02/15/08	24,476	25,221	745
New Turkish Lira	Purchase	150,000	02/15/08	125,621	126,109	488
Peruvian New Sol	Purchase	200,000	01/15/08	66,700	66,873	173
Polish Zloty	Purchase	556,700	02/15/08	224,327	226,145	1,818
Polish Zloty	Purchase	200,000	02/15/08	79,568	81,244	1,676
Polish Zloty	Purchase	140,000	02/15/08	56,414	56,871	457
Slovakian Koruna	Sale	1,500,000	02/15/08	66,938	65,317	1,621
Slovakian Koruna	Sale	1,500,000	02/15/08	66,356	65,317	1,039
Slovakian Koruna	Purchase	300,000	02/15/08	12,872	13,063	191
South African Rand	Sale	64,000	02/15/08	9,421	9,285	136
Total Open Forward Foreign Currency Contracts with Unrealized Gains						$25,593

See Notes to Financial Statements	81	December 31, 2007

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency Contracts with Unrealized Losses	Purchase/Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Date Value	Current Value	Unrealized Loss
Brazilian Real	Sale	401,000	01/03/08	$223,743	$224,989	$(1,246)
Brazilian Real	Sale	194,880	01/03/08	108,042	109,341	(1,299)
Brazilian Real	Purchase	230,000	01/03/08	130,496	129,045	(1,451)
Brazilian Real	Sale	230,000	01/03/08	126,290	129,045	(2,755)
Colombian Peso	Sale	102,000,000	02/15/08	49,395	50,230	(835)
Czech Koruna	Purchase	135,000	02/15/08	7,452	7,432	(20)
Euro	Sale	54,486	02/15/08	79,568	79,706	(138)
Euro	Purchase	45,560	02/15/08	66,938	66,649	(289)
Euro	Purchase	93,882	02/15/08	137,824	137,339	(485)
Indonesian Rupiah	Purchase	1,650,000,000	01/15/08	180,210	175,565	(4,645)
Israeli Shekel	Sale	741,500	02/15/08	188,617	192,663	(4,046)
Malaysian Ringgit	Purchase	585,500	07/01/08	178,234	177,896	(338)
Mauritian Rupee	Sale	370,000	01/07/08	12,315	12,428	(113)
Mexican Peso	Purchase	1,500,000	02/15/08	137,165	137,009	(156)
Mexican Peso	Purchase	1,400,000	02/15/08	128,858	127,875	(983)
Mexican Peso	Sale	1,500,000	02/15/08	135,646	137,009	(1,363)
New Turkish Lira	Sale	30,000	02/15/08	25,156	25,222	(66)
New Turkish Lira	Sale	160,000	02/15/08	131,731	134,517	(2,786)
Peruvian New Sol	Purchase	200,000	01/15/08	66,945	66,873	(72)
Peruvian New Sol	Purchase	17,000	02/15/08	5,705	5,696	(9)
Polish Zloty	Sale	340,000	02/15/08	137,824	138,116	(292)
Slovakian Koruna	Purchase	2,900,000	02/15/08	127,829	126,281	(1,548)
Slovakian Koruna	Purchase	3,800,000	02/15/08	169,747	165,471	(4,276)
South African Rand	Purchase	80,000	02/15/08	11,626	11,607	(19)
Total Open Forward Foreign Currency Contracts with Unrealized Losses						$(29,230)

December 31, 2007	82	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Progressive Real Estate Fund

Shares		Value (Note 2)

COMMON STOCKS: 91.20%
Health Care: 8.60%
21,100	Alexandria Real Estate Equities, Inc.(a)	$2,145,237

28,900	Health Care REIT, Inc.(a)	1,291,541

		3,436,778

Hotels: 4.03%
50,000	Hospitality Properties Trust	1,611,000

Industrial: 15.25%
40,000	AMB Property Corp.	2,302,400

30,000	EastGroup Properties, Inc.	1,255,500

40,000	ProLogis	2,535,200

		6,093,100

Office: 12.43%
16,500	Boston Properties, Inc.(a)	1,514,865

34,900	Brookfield Properties Corp.(a)	671,825

16,000	Corporate Office Properties Trust	504,000

20,000	Lexington Corporate Properties Trust(a)	290,800

21,250	SL Green Realty Corp.	1,986,025

		4,967,515

Residential: 13.00%
50,000	American Campus Communities, Inc.	1,342,500

10,000	AvalonBay Communities, Inc.	941,400

49,500	Colonial Properties Trust(a)	1,120,185

76,000	Education Realty Trust, Inc.	854,240

25,700	Equity Residential	937,279

		5,195,604

Retail: 30.39%
35,450	CBL & Associates Properties, Inc.	847,610

73,000	Cedar Shopping Centers, Inc.	746,790

26,000	Developers Diversified Realty Corp.	995,540

90,000	Feldman Mall Properties, Inc.(a)	332,100

40,000	Kimco Realty Corp.	1,456,000

36,000	Ramco-Gershenson Properties Trust	769,320

21,250	Regency Centers Corp.	1,370,412

32,500	Simon Property Group, Inc.	2,822,950

19,000	Vornado Realty Trust	1,671,050

Shares		Value (Note 2)

36,000	Weingarten Realty Investors, Inc.(a)	$1,131,840

		12,143,612

Self Storage: 2.98%
5,000	Public Storage, Inc.	367,050

90,000	U-Store-It Trust	824,400

		1,191,450

Specialty: 4.52%
23,100	HRPT Properties Trust	178,563

23,600	iStar Financial, Inc.(a)	614,780

25,000	Macquarie Infrastructure Co., Llc	1,013,250

		1,806,593

	Total Common Stocks (Cost $27,988,157)	36,445,652

MUTUAL FUNDS: 2.07%
16,730	iShares S&P World ex-U.S. Property Index Fund(a)(b)	825,793

	Total Mutual Funds (Cost $847,770)	825,793

PREFERRED STOCKS: 1.89%
Health Care: 1.89%
15,000	LTC Properties, Inc., Preferred Shares, Series E, 8.500%	755,625

	Total Preferred Stocks (Cost $367,833)	755,625

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.71%
$684,147	CitiBank — Nassau 2.530%, due 01/02/08	684,147

	Total Short-Term Bank Debt Instruments (Cost $684,147)	684,147

	Total Investments: 96.87% (excluding investments purchased with cash collateral from securities loaned) (Cost $29,887,907)	38,711,217

See Notes to Financial Statements	83	December 31, 2007

Portfolio of Investments (Note 10)

Forward Progressive Real Estate Fund

Shares		Value (Note 2)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 23.35%
9,331,203	Brown Brothers Investment Trust, Securities Lending Investment Fund(c)	$9,331,203

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $9,331,203)	9,331,203

	Total Investments: 120.22% (Cost $39,219,110)	48,042,420

	Net Other Assets and Liabilities: (20.22)%	(8,079,946)

	Net Assets: 100.00%	$39,962,474

(a) Security, or portion of security, is currently on loan.

(b) Investment in other funds is calculated at their respective net asset value as determined by those funds, in accordance with the Investment Company Act of 1940.

(c) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

Percentages are stated as a percent of net assets.

December 31, 2007	84	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD GLOBAL EMERGING MARKETS FUND	FORWARD INTERNATIONAL EQUITY FUND
ASSETS:
Investments, at value(a)	$94,550,606	$86,054,463
Cash	367	0
Foreign currency, at value (Cost $929,222 and $3,556, respectively)	933,190	3,592
Receivable for investments sold	0	1,233,260
Receivable for shares sold	284,095	114,409
Interest and dividends receivable	92,982	48,535
Other assets	13,089	12,981

Total Assets	95,874,329	87,467,240

LIABILITIES:
Payable to custodian	0	896,861
Payable for investments purchased	706,109	330,878
Payable for shares redeemed	2,914,708	114,409
Payable for collateral upon return of securities loaned	5,265,671	3,078,170
Payable to advisor	68,864	26,533
Payable for distribution and service fees	6,862	13,072
Payable to trustees	1,717	1,652
Payable for chief compliance officer fee	1,061	964
Payable to ReFlow	538	152,720
Accrued expenses and other liabilities	72,138	47,797

Total Liabilities	9,037,668	4,663,056

NET ASSETS	$86,836,661	$82,804,184

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$61,977,871	$75,252,507
Accumulated net investment loss	(82,629)	(37,959)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(1,424,637)	1,030,427
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	26,366,056	6,559,209

TOTAL NET ASSETS	$86,836,661	$82,804,184

INVESTMENTS, AT COST	$68,191,786	$79,496,023

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$28.51	$19.40
Net Assets	$25,007,986	$59,725,702
Shares of beneficial interest outstanding	877,025	3,078,158
Institutional Class:
Net Asset Value, offering and redemption price per share	$28.66	$19.41
Net Assets	$61,828,675	$23,078,482
Shares of beneficial interest outstanding	2,157,155	1,189,004

(a) At December 31, 2007, securities with a market value of $5,122,527 and $2,897,032, respectively, were on loan to brokers.

See Notes to Financial Statements	85	December 31, 2007

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP EQUITY FUND
ASSETS:
Investments, at value(a)	$998,310,690	$19,236,887
Cash	988	0
Foreign currency, at value (Cost $12 and $0, respectively)	12	—
Receivable for investments sold	9,282,928	0
Receivable for shares sold	1,470,968	0
Interest and dividends receivable	1,054,432	30,014
Other assets	46,825	32,001

Total Assets	1,010,166,843	19,298,902

LIABILITIES:
Payable for investments purchased	22,522,711	0
Payable for shares redeemed	4,304,029	0
Payable for collateral upon return of securities loaned	75,819,169	268,524
Payable to advisor	677,894	7,293
Payable for distribution and service fees	85,608	3,655
Payable to trustees	24,270	1,832
Payable for chief compliance officer fee	14,145	250
Accrued expenses and other liabilities	419,879	43,237

Total Liabilities	103,867,705	324,791

NET ASSETS	$906,299,138	$18,974,111

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$844,535,949	$16,669,866
Accumulated net investment income/(loss)	(9,380)	556
Accumulated net realized loss on investments and foreign currency transactions	(2,431,689)	(405,568)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	64,204,258	2,709,257

TOTAL NET ASSETS	$906,299,138	$18,974,111

INVESTMENTS, AT COST	$934,048,285	$16,527,630

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$18.04
Net Assets	$274,584,748
Shares of beneficial interest outstanding	15,221,169
Institutional Class:
Net Asset Value, offering and redemption price per share	$18.10	$11.66
Net Assets	$626,082,553	$6,682,851
Shares of beneficial interest outstanding	34,580,835	573,354
Class A:
Net Asset Value, offering and redemption price per share	$18.04	$11.65
Net Assets	$5,631,837	$12,291,260
Shares of beneficial interest outstanding	312,169	1,054,663
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.14	$12.36

(a) At December 31, 2007, securities with a market value of $71,597,992 and $267,549, respectively, were on loan to brokers.

December 31, 2007	86	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD EMERALD BANKING AND FINANCE FUND	FORWARD EMERALD GROWTH FUND
ASSETS:
Investments, at value(a)	$129,077,112	$213,444,015
Receivable for investments sold	2,398,911	3,215,594
Receivable for shares sold	1,111,711	80,336
Interest and dividends receivable	97,609	48,273
Other assets	9,764	8,624

Total Assets	132,695,107	216,796,842

LIABILITIES:
Payable for investments purchased	0	5,057,241
Payable for shares redeemed	964,819	458,529
Payable for collateral upon return of securities loaned	25,346,705	28,369,811
Payable to advisor	95,894	117,552
Payable for distribution and service fees	59,331	59,689
Payable to trustees	11,991	6,826
Payable for chief compliance officer fee	4,208	2,768
Payable to ReFlow	660	0
Accrued expenses and other liabilities	210,335	112,590

Total Liabilities	26,693,943	34,185,006

NET ASSETS	$106,001,164	$182,611,836

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$89,262,571	$153,334,363
Accumulated net realized gain/(loss) on investments	(124,722)	309,948
Net unrealized appreciation on investments	16,863,315	28,967,525

TOTAL NET ASSETS	$106,001,164	$182,611,836

INVESTMENTS, AT COST	$112,213,797	$184,476,490

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$19.61	$12.73
Net Assets	$64,560,300	$174,019,151
Shares of beneficial interest outstanding	3,291,905	13,669,225
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$20.81	$13.51
Class C:
Net Asset Value, offering and redemption price per share	$18.60	$12.03
Net Assets	$41,440,864	$8,592,685
Shares of beneficial interest outstanding	2,228,519	714,533

(a) At December 31, 2007, securities with a market value of $24,485,366 and $27,453,776, respectively, were on loan to brokers.

See Notes to Financial Statements	87	December 31, 2007

Statement of Assets and Liabilities

	FORWARD LEGATO FUND	FORWARD EMERALD OPPORTUNITIES FUND
ASSETS:
Investments, at value(a)	$7,357,450	$9,872,587
Deposit with broker for securities sold short and option contracts	—	1,301,745
Receivable for investments sold	97,037	387,692
Receivable for shares sold	0	38,004
Interest and dividends receivable	3,370	5,766
Other assets	1,346	9,804

Total Assets	7,459,203	11,615,598

LIABILITIES:
Securities sold short (Proceeds $0 and $1,332,027, respectively)	—	1,204,854
Payable for investments purchased	130,011	789,019
Payable for collateral upon return of securities loaned	0	758,689
Payable to advisor	5,691	2,057
Payable for distribution and service fees	2,239	4,516
Payable to trustees	799	1,453
Payable for chief compliance officer fee	212	213
Accrued expenses and other liabilities	26,138	46,644

Total Liabilities	165,090	2,807,445

NET ASSETS	$7,294,113	$8,808,153

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$5,997,722	$14,653,987
Accumulated net realized gain/(loss) on investments	109,558	(6,432,216)
Net unrealized appreciation on investments and securities sold short	1,186,833	586,382

TOTAL NET ASSETS	$7,294,113	$8,808,153

INVESTMENTS, AT COST	$6,170,617	$9,413,378

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$11.92	$9.40
Net Assets	$7,294,113	$ 6,736,819
Shares of beneficial interest outstanding	612,004	716,400
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.65	$9.97
Class C:
Net Asset Value, offering and redemption price per share		$9.07
Net Assets		$ 2,071,334
Shares of beneficial interest outstanding		228,306

(a) At December 31, 2007, securities with a market value of $0 and $736,613, respectively, were on loan to brokers.

December 31, 2007	88	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND	FORWARD INTERNATIONAL FIXED INCOME FUND
ASSETS:
Investments, at value	$19,698,241	$24,903,680
Cash	0	261
Foreign currency, at value (Cost $0 and $249,605, respectively)	—	251,417
Deposit with broker for securities sold short	66,888	—
Unrealized gain on forward contracts	—	25,593
Interest receivable	209,089	475,509
Other assets	16,878	25,590

Total Assets	19,991,096	25,682,050

LIABILITIES:
Securities sold short (Proceeds $4,831,473 and $0, respectively)	4,762,245	—
Payable for interest on short sales	56,141	—
Unrealized loss of forward contracts	—	29,230
Payable for investments purchased	1,249,674	0
Payable to advisor	8,840	928
Payable for distribution and service fees	194	0
Payable to trustees	385	718
Payable for chief compliance officer fee	439	359
Accrued expenses and other liabilities	37,992	38,461

Total Liabilities	6,115,910	69,696

NET ASSETS	$13,875,186	$25,612,354

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$16,116,880	$25,136,413
Accumulated net investment income/(loss)	(7,191)	59,283
Accumulated net realized gain/(loss) on investments, securities sold short and foreign currency transactions	(1,670,831)	13,683
Net unrealized appreciation/(depreciation) on investments, securities sold short and translation of assets and liabilities in foreign currencies	(563,672)	402,975

TOTAL NET ASSETS	$13,875,186	$25,612,354

INVESTMENTS, AT COST	$20,331,141	$24,505,178

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share		$10.19
Net Assets		$4,296,867
Shares of beneficial interest outstanding		421,672
Institutional Class:
Net Asset Value, offering and redemption price per share		$10.19
Net Assets		$12,857,731
Shares of beneficial interest outstanding		1,261,661
Class A:
Net Asset Value, offering and redemption price per share	$8.02	$10.19
Net Assets	$13,875,186	$4,228,887
Shares of beneficial interest outstanding	1,730,937	415,000
Maximum offering price per share (NAV/0.9425 and NAV/0.9625, respectively, based on maximum sales charge of 5.75% and 3.75%, respectively, of the offering price)	$8.51	$10.59
Class C:
Net Asset Value, offering and redemption price per share		$10.19
Net Assets		$4,228,869
Shares of beneficial interest outstanding		415,000

See Notes to Financial Statements	89	December 31, 2007

Statement of Assets and Liabilities

FORWARD PROGRESSIVE REAL ESTATE FUND
ASSETS:
Investments, at value(a)	$48,042,420
Receivable for shares sold	33,431
Interest and dividends receivable	328,347
Other assets	5,395

Total Assets	48,409,593

LIABILITIES:
Payable for shares redeemed	33,432
Payable for collateral upon return of securities loaned	9,331,203
Payable to advisor	30,540
Payable for distribution and service fees	10,060
Payable to trustees	2,168
Payable for chief compliance officer fee	745
Payable to ReFlow	78
Accrued expenses and other liabilities	38,893

Total Liabilities	9,447,119

NET ASSETS	$38,962,474

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$29,746,938
Accumulated net investment income	142,345
Accumulated net realized gain on investments	249,881
Net unrealized appreciation on investments	8,823,310

TOTAL NET ASSETS	$38,962,474

INVESTMENTS, AT COST	$39,219,110

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.30
Net Assets	$38,962,474
Shares of beneficial interest outstanding	2,723,723

(a) At December 31, 2007, securities with a market value of $9,180,316 were on loan to brokers.

December 31, 2007	90	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2007

	FORWARD GLOBAL EMERGING MARKETS FUND	FORWARD INTERNATIONAL EQUITY FUND
INVESTMENT INCOME:
Interest	$37,955	$47,429
Dividends	1,390,771	1,356,943
Securities lending income	14,772	38,115
Foreign taxes withheld	(148,934)	(116,972)

Total Investment Income	1,294,564	1,325,515

EXPENSES:
Investment advisory fee	855,746	530,832
Administrative fee	52,156	44,835
Custodian fee	183,338	89,902
Legal and audit fee	48,812	32,263
Transfer agent fee	16,099	15,992
Trustees’ fees and expenses	6,813	6,190
Registration/filing fees	27,251	18,627
Reports to shareholder and printing fees	11,341	13,637
Distribution and service fees — Investor Class	55,442	130,046
ReFlow fees (Note 2)	9,014	7,628
Chief compliance officer fee	3,785	3,425
Other	8,476	4,042

Total expenses before waiver	1,278,273	897,419
Less fees waived/reimbursed by investment advisor	(270,816)	(142,392)

Total net expenses	1,007,457	755,027

NET INVESTMENT INCOME:	287,107	570,488

Net realized gain on investments	11,083,164	3,598,794
Net realized gain on foreign currency transactions	493,342	1,246,647
Net realized loss on option contracts	(234,687)	—
Net change in unrealized appreciation/(depreciation) on investments	10,812,109	(415,513)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	3,108	(1,876)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTION CONTRACTS AND FOREIGN CURRENCY	22,157,036	4,428,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,444,143	$4,998,540

See Notes to Financial Statements	91	December 31, 2007

Statement of Operations

For the Year Ended December 31, 2007

	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$1,417,679	$24,754
Dividends	17,358,300	298,864
Securities lending income	1,108,292	1,386
Foreign taxes withheld	(1,360,218)	—

Total Investment Income	18,524,053	325,004

EXPENSES:
Investment advisory fee	8,785,526	130,739
Administrative fee	513,937	12,322
Custodian fee	564,201	3,683
Legal and audit fee	302,111	75,977
Transfer agent fee	257,556	4,072
Trustees’ fees and expenses	96,996	6,261
Registration/filing fees	102,129	8,807
Reports to shareholder and printing fees	268,079	15,109
Distribution and service fees
Investor Class	1,081,759	—
Class A	12,445	40,347
Repayment of reimbursed expenses	203,193	—
Chief compliance officer fee	51,541	1,001
Other	81,833	3,993

Total expenses before waiver	12,321,306	302,311
Less fees waived/reimbursed by investment advisor	(234,684)	(91,511)

Total net expenses	12,086,622	210,800

NET INVESTMENT INCOME:	6,437,431	114,204

Net realized gain/(loss) on investments	36,305,811	(405,568)
Net realized gain on foreign currency transactions	28,547,825	—
Net change in unrealized appreciation/(depreciation) on investments	(49,858,234)	2,310,034
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(55,839)	—

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	14,939,563	1,904,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,376,994	$2,018,670

December 31, 2007	92	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2007

	FORWARD EMERALD BANKING AND FINANCE FUND	FORWARD EMERALD GROWTH FUND
INVESTMENT INCOME:
Interest	$540,041	$269,218
Dividends	2,485,000	288,859
Securities lending income	219,042	226,838
Foreign taxes withheld	(1,850)	0

Total Investment Income	3,242,233	784,915

EXPENSES:
Investment advisory fee	1,989,295	1,457,638
Administrative fee	120,957	111,766
Custodian fee	29,647	40,906
Legal and audit fee	90,792	83,133
Transfer agent fee	212,667	91,506
Trustees’ fees and expenses	25,792	20,621
Registration/filing fees	42,312	36,590
Reports to shareholder and printing fees	240,999	83,994
Distribution and service fees
Class A	449,808	644,921
Class C	814,051	100,888
Chief compliance officer fee	13,740	11,113
ReFlow fees (Note 2)	660	0
Other	37,618	25,265

Total expenses	4,068,338	2,708,341

NET INVESTMENT LOSS:	(826,105)	(1,923,426)

Net realized gain on investments	11,628,005	20,041,365
Net change in unrealized depreciation on investments	(54,776,540)	(14,358,528)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(43,148,535)	5,682,837

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(43,974,640)	$3,759,411

See Notes to Financial Statements	93	December 31, 2007

Statement of Operations

For the Year Ended December 31, 2007

	FORWARD LEGATO FUND	FORWARD EMERALD OPPORTUNITIES FUND
INVESTMENT INCOME:
Interest	$8,483	$63,276
Dividends	73,170	70,910
Securities lending income	0	21,941
Foreign taxes withheld	(378)	(8)

Total Investment Income	81,275	156,119

EXPENSES:
Investment advisory fee	84,771	98,642
Administrative fee	7,320	10,742
Custodian fee	13,176	23,552
Legal and audit fee	23,858	39,051
Transfer agent fee	1,282	19,180
Trustees’ fees and expenses	1,496	2,472
Registration/filing fees	825	27,609
Reports to shareholder and printing fees	216	22,084
Distribution and service fees
Class A	29,670	37,517
Class C	—	23,608
Chief compliance officer fee	576	626
Dividends on short sales	—	3,623
Other	2,987	4,344

Total expenses before waiver	166,177	313,050
Less fees waived/reimbursed by investment advisor	(22,913)	(101,327)

Total net expenses	143,264	211,723

NET INVESTMENT LOSS:	(61,989)	(55,604)

Net realized gain on investments	830,324	1,554,038
Net realized loss on option contracts	—	(624,161)
Net realized loss on securities sold short	—	(231,753)
Net change in unrealized depreciation on investments, option contracts and securities sold short	(82,579)	(415,423)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTION CONTRACTS AND SECURITIES SOLD SHORT	747,745	282,701

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$685,756	$227,097

December 31, 2007	94	See Notes to Financial Statements

Statement of Operations

For the Period Ended December 31, 2007

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND(a)	FORWARD INTERNATIONAL FIXED INCOME FUND(b)

INVESTMENT INCOME:
Interest	$1,140,317	$284,859
Dividends	32,826	—
Foreign taxes withheld	—	(4,562)

Total Investment Income	1,173,143	280,297

EXPENSES:
Investment advisory fee	109,766	40,775
Investment advisory performance fee	33,973	—
Interest on short sales	557,585	—
Administrative fee	7,716	6,127
Custodian fee	9,953	12,946
Legal and audit fee	44,136	28,067
Transfer agent fee	1,028	1,720
Trustees’ fees and expenses	1,285	718
Registration/filing fees	6,247	606
Reports to shareholder and printing fees	38,091	83
Distribution and service fees — Class A	1,059	—
Chief compliance officer fee	854	359
Other	2,478	1,583

Total expenses before waiver	814,171	92,984
Less fees waived/reimbursed by investment advisor	(67,674)	(24,240)

Total net expenses	746,497	68,744

NET INVESTMENT INCOME:	426,646	211,553

Net realized gain/(loss) on investments	(1,671,317)	6,252
Net realized loss on securities sold short	(3,222)	—
Net realized gain on foreign currency transactions	—	61,168
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(563,672)	398,502
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	—	4,473

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(2,238,211)	470,395

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,811,565)	$681,948

(a) The Forward Long/Short Credit Analysis Fund commenced operations on January 3, 2007.

(b) The Forward International Fixed Income Fund commenced operations on October 9, 2007.

See Notes to Financial Statements	95	December 31, 2007

Statement of Operations

For the Year Ended December 31, 2007

FORWARD PROGRESSIVE REAL ESTATE FUND
INVESTMENT INCOME:
Interest	$206,337
Dividends	1,093,469
Securities lending income	16,327
Foreign taxes withheld	(4,007)

Total Investment Income	1,312,126

EXPENSES:
Investment advisory fee	425,061
Administrative fee	30,410
Custodian fee	8,950
Legal and audit fee	43,893
Transfer agent fee	10,675
Trustees’ fees and expenses	6,874
Registration/filing fees	16,892
Reports to shareholder and printing fees	7,995
Distribution and service fees — Investor Class	140,020
ReFlow fees (Note 2)	79
Chief compliance officer fee	2,924
Other	9,905

Total expenses	703,678

NET INVESTMENT INCOME:	608,448

Net realized gain on investments	5,304,225
Net realized gain on foreign currency transactions	93,920
Net change in unrealized depreciation on investments	(13,657,937)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(54,258)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,314,050)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,705,602)

December 31, 2007	96	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GLOBAL EMERGING MARKETS FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment income	$287,107	$265,342
Net realized gain on investments	11,083,164	5,293,304
Net realized gain on foreign currency	493,342	46,484
Net realized loss on option contracts	(234,687)	—
Net change in unrealized appreciation on investments and foreign currency	10,815,217	6,726,586

Net increase in net assets resulting from operations	22,444,143	12,331,716

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(51,433)	(36,100)
Institutional Class	(273,567)	(209,207)
From net realized gains on investments
Investor Class	(2,989,551)	(790,837)
Institutional Class	(6,824,408)	(2,207,395)

Total distributions	(10,138,959)	(3,243,539)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	20,080,214	13,633,358
Issued to shareholders in reinvestment of distributions	2,202,153	452,923
Cost of shares redeemed, net of redemption fees (Note 7)	(13,313,991)	(12,047,101)

Net increase from share transactions	8,968,376	2,039,180

INSTITUTIONAL CLASS
Proceeds from sale of shares	18,492,716	18,569,461
Issued to shareholders in reinvestment of distributions	5,422,082	1,737,185
Cost of shares redeemed, net of redemption fees (Note 7)	(13,971,347)	(13,412,093)

Net increase from share transactions	9,943,451	6,894,553

Net increase in net assets	$31,217,011	$18,021,910

NET ASSETS:
Beginning of period	55,619,650	37,597,740

End of period (including accumulated net investment loss of $(82,629) and $(4,004), respectively)	$86,836,661	$55,619,650

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	727,727	664,895
Distributions reinvested	74,571	20,517
Redeemed	(502,987)	(576,753)

Net increase in shares outstanding	299,311	108,659

INSTITUTIONAL CLASS
Sold	676,014	885,151
Distributions reinvested	182,319	78,250
Redeemed	(525,515)	(662,404)

Net increase in shares outstanding	332,818	300,997

See Notes to Financial Statements	97	December 31, 2007

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL EQUITY FUND
	YEAR ENDED DECEMBER 31, 2007(a)	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment income	$570,488	$157,609
Net realized gain on investments	3,598,794	4,154,381
Net realized gain on foreign currency	1,246,647	349,968
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(417,389)	4,182,218

Net increase in net assets resulting from operations	4,998,540	8,844,176

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(403,530)	(220,026)
Institutional Class	(185,920)	—
From net realized gains on investments
Investor Class	(3,584,512)	(3,049,200)
Institutional Class	(1,294,271)	—

Total distributions	(5,468,233)	(3,269,226)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	53,424,126	7,810,508
Issued to shareholders in reinvestment of distributions	2,621,460	445,554
Cost of shares redeemed, net of redemption fees (Note 7)	(30,732,852)	(4,887,941)

Net increase from share transactions	25,312,734	3,368,121

INSTITUTIONAL CLASS
Proceeds from sale of shares	25,313,833	—
Issued to shareholders in reinvestment of distributions	811,146	—
Cost of shares redeemed, net of redemption fees (Note 7)	(1,986,755)	—

Net increase from share transactions	24,138,224	—

Net increase in net assets	$48,981,265	$8,943,071

NET ASSETS:
Beginning of period	33,822,919	24,879,848

End of period (including accumulated net investment income/(loss) of $(37,959) and $60,375, respectively)	$82,804,184	$33,822,919

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	2,618,027	448,138
Distributions reinvested	130,650	25,406
Redeemed	(1,525,411)	(275,777)

Net increase in shares outstanding	1,223,266	197,767

INSTITUTIONAL CLASS
Sold	1,243,408	—
Distributions reinvested	40,429	—
Redeemed	(94,833)	—

Net increase in shares outstanding	1,189,004	—

(a) The Forward International Equity Fund began offering Institutional Class shares on May 1, 2007.

December 31, 2007	98	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment income	$6,437,431	$2,816,225
Net realized gain on investments	36,305,811	17,415,654
Net realized gain on foreign currency	28,547,825	4,913,424
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(49,914,073)	81,924,535

Net increase in net assets resulting from operations	21,376,994	107,069,838

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(1,190,283)	(562,842)
Institutional Class	(5,161,924)	(1,636,275)
Class A	(33,214)	(1,129)
From net realized gains on investments
Investor Class	(23,682,938)	(6,808,203)
Institutional Class	(50,557,167)	(9,814,792)
Class A	(474,404)	(93,587)

Total distributions	(81,099,930)	(18,916,828)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	166,202,048	208,728,561
Issued to shareholders in reinvestment of distributions	23,577,099	7,036,414
Cost of shares redeemed, net of redemption fees (Note 7)	(149,808,640)	(61,192,213)

Net increase from share transactions	39,970,507	154,572,762

INSTITUTIONAL CLASS
Proceeds from sale of shares	371,320,036	220,684,430
Issued to shareholders in reinvestment of distributions	46,656,548	9,286,436
Cost of shares redeemed, net of redemption fees (Note 7)	(139,487,088)	(38,913,720)

Net increase from share transactions	278,489,496	191,057,146

CLASS A
Proceeds from sale of shares	3,148,850	1,405,573
Issued to shareholders in reinvestment of distributions	330,074	40,336
Cost of shares redeemed, net of redemption fees (Note 7)	(803,463)	(4,144,703)

Net increase/(decrease) from share transactions	2,675,461	(2,698,794)

Net increase in net assets	$261,412,528	$431,084,124

NET ASSETS:
Beginning of period	644,886,610	213,802,486

End of period (including accumulated net investment income/(loss) of $(9,380) and $137,606, respectively)	$906,299,138	$644,886,610

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	8,233,363	12,201,575
Distributions reinvested	1,279,419	387,543
Redeemed	(7,558,672)	(3,587,673)

Net increase in shares outstanding	1,954,110	9,001,445

INSTITUTIONAL CLASS
Sold	18,592,474	12,771,756
Distributions reinvested	2,516,179	506,993
Redeemed	(7,030,693)	(2,303,886)

Net increase in shares outstanding	14,077,960	10,974,863

CLASS A
Sold	155,232	80,962
Distributions reinvested	17,892	2,232
Redeemed	(41,207)	(239,232)

Net increase/(decrease) in shares outstanding	131,917	(156,038)

See Notes to Financial Statements	99	December 31, 2007

Statement of Changes in Net Assets

	FORWARD LARGE CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2007(a)	PERIOD ENDED DECEMBER 31, 2006(b)
OPERATIONS:
Net investment income	$114,204	$24,630
Net realized gain/(loss) on investments	(405,568)	0
Net change in unrealized appreciation on investments	2,310,034	399,223

Net increase in net assets resulting from operations	2,018,670	423,853

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(52,289)	—
Class A	(62,039)	(23,957)

Total distributions	(114,328)	(23,957)

SHARE TRANSACTIONS:
INSTITUTIONAL CLASS
Proceeds from sale of shares	7,057,562	—
Issued to shareholders in reinvestment of distributions	1,837	—
Cost of shares redeemed, net of redemption fees (Note 7)	(1,001,286)	—

Net increase from share transactions	6,058,113	—

CLASS A
Proceeds from sale of shares	1,173,987	10,025,022
Issued to shareholders in reinvestment of distributions	3,030	57
Cost of shares redeemed, net of redemption fees (Note 7)	(590,336)	—

Net increase from share transactions	586,681	10,025,079

Net increase in net assets	$8,549,136	$10,424,975

NET ASSETS:
Beginning of period	10,424,975	—

End of period (including accumulated net investment income of $556 and $673, respectively)	$18,974,111	$10,424,975

Other Information:
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS
Sold	661,924	—
Distributions reinvested	156	—
Redeemed	(88,726)	—

Net increase in shares outstanding	573,354	—

CLASS A
Sold	106,157	1,002,410
Distributions reinvested	253	5
Redeemed	(54,162)	—

Net increase in shares outstanding	52,248	1,002,415

(a) The Forward Large Cap Equity Fund began offering Institutional Class shares on January 31, 2007.

(b) The Forward Large Cap Equity Fund commenced operations on October 31, 2006.

December 31, 2007	100	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EMERALD BANKING AND FINANCE FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment loss	$(826,105)	$(1,117,350)
Net realized gain on investments	11,628,005	15,595,206
Net change in unrealized appreciation/(depreciation) on investments	(54,776,540)	12,219,168

Net increase/(decrease) in net assets resulting from operations	(43,974,640)	26,697,024

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Class A	(9,896,186)	(8,537,940)
Class C	(7,083,135)	(5,984,458)

Total distributions	(16,979,321)	(14,522,398)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	30,049,195	34,942,712
Issued to shareholders in reinvestment of distributions	8,877,859	7,178,521
Cost of shares redeemed, net of redemption fees (Note 7)	(101,943,033)	(70,499,006)

Net decrease from share transactions	(63,015,979)	(28,377,773)

CLASS C
Proceeds from sale of shares	4,371,208	12,450,418
Issued to shareholders in reinvestment of distributions	5,353,375	4,394,073
Cost of shares redeemed, net of redemption fees (Note 7)	(55,785,615)	(21,932,758)

Net decrease from share transactions	(46,061,032)	(5,088,267)

Net decrease in net assets	$(170,030,972)	$(21,291,414)

NET ASSETS:
Beginning of period	276,032,136	297,323,550

End of period (including accumulated net investment income of $0 and $0, respectively)	$106,001,164	$276,032,136

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	1,113,542	1,216,231
Distributions reinvested	435,189	250,475
Redeemed	(3,954,305)	(2,452,724)

Net decrease in shares outstanding	(2,405,574)	(986,018)

CLASS C
Sold	184,025	446,614
Distributions reinvested	276,660	159,379
Redeemed	(2,269,814)	(788,093)

Net decrease in shares outstanding	(1,809,129)	(182,100)

See Notes to Financial Statements	101	December 31, 2007

Statement of Changes in Net Assets

	FORWARD EMERALD GROWTH FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment loss	$(1,923,426)	$(2,029,598)
Net realized gain on investments	20,041,365	17,528,538
Net change in unrealized appreciation/(depreciation) on investments	(14,358,528)	5,257,062

Net increase in net assets resulting from operations	3,759,411	20,756,002

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Class A	(18,308,609)	(16,339,093)
Class C	(960,036)	(1,028,568)

Total distributions	(19,268,645)	(17,367,661)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	44,357,565	54,792,838
Issued to shareholders in reinvestment of distributions	10,571,424	9,653,533
Cost of shares redeemed, net of redemption fees (Note 7)	(43,529,578)	(48,159,932)

Net increase from share transactions	11,399,411	16,286,439

Class C
Proceeds from sale of shares	826,539	857,038
Issued to shareholders in reinvestment of distributions	837,062	881,643
Cost of shares redeemed, net of redemption fees (Note 7)	(2,988,055)	(2,710,423)

Net decrease from share transactions	(1,324,454)	(971,742)

Net increase/(decrease) in net assets	$(5,434,277)	$18,703,038

NET ASSETS:
Beginning of period	188,046,113	169,343,075

End of period (including accumulated net investment income of $0 and $0, respectively)	$182,611,836	$188,046,113

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	3,076,643	3,683,826
Distributions reinvested	810,692	686,109
Redeemed	(2,982,829)	(3,256,829)

Net increase in shares outstanding	904,506	1,113,106

CLASS C
Sold	61,072	59,667
Distributions reinvested	67,943	65,452
Redeemed	(212,894)	(190,932)

Net decrease in shares outstanding	(83,879)	(65,813)

December 31, 2007	102	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LEGATO FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment loss	$(61,989)	$(88,491)
Net realized gain on investments	830,324	280,183
Net change in unrealized appreciation/(depreciation) on investments	(82,579)	544,007

Net increase in net assets resulting from operations	685,756	735,699

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A
From net realized gains on investments	(795,005)	(150,731)

Total distributions	(795,005)	(150,731)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	12,288	1,504,088
Issued to shareholders in reinvestment of distributions	13,730	27,798
Cost of shares redeemed, net of redemption fees (Note 7)	(1,613,232)	(2,118)

Net increase/(decrease) from share transactions	(1,587,214)	1,529,768

Net increase/(decrease) in net assets	$(1,696,463)	$2,114,736

NET ASSETS:
Beginning of period	8,990,576	6,875,840

End of period (including accumulated net investment income of $0 and $0, respectively)	$7,294,113	$8,990,576

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	950	126,953
Distributions reinvested	1,135	2,280
Redeemed	(127,864)	(173)

Net increase/(decrease) in shares outstanding	(125,779)	129,060

See Notes to Financial Statements	103	December 31, 2007

Statement of Changes in Net Assets

	FORWARD EMERALD OPPORTUNITIES FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment loss	$(55,604)	$(95,575)
Net realized gain on investments	1,554,038	756,136
Net realized loss on option contracts	(624,161)	(348,680)
Net realized loss on securities sold short	(231,753)	(188,009)
Net change in unrealized appreciation/(depreciation) on investments, option contracts and securities sold short	(415,423)	640,001

Net increase in net assets resulting from operations	227,097	763,873

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	458,170	3,716,413
Cost of shares redeemed, net of redemption fees (Note 7)	(2,923,098)	(1,342,693)

Net increase/(decrease) from share transactions	(2,464,928)	2,373,720

CLASS C
Proceeds from sale of shares	285,245	2,103,937
Cost of shares redeemed, net of redemption fees (Note 7)	(993,733)	(310,753)

Net increase/(decrease) from share transactions	(708,488)	1,793,184

Net increase/(decrease) in net assets	$(2,946,319)	$4,930,777

NET ASSETS:
Beginning of period	11,754,472	6,823,695

End of period (including accumulated net investment income of $0 and $0, respectively)	$8,808,153	$11,754,472

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	47,639	415,161
Redeemed	(311,330)	(150,895)

Net increase/(decrease) in shares outstanding	(263,691)	264,266

CLASS C
Sold	30,930	241,605
Redeemed	(108,189)	(36,250)

Net increase/(decrease) in shares outstanding	(77,259)	205,355

December 31, 2007	104	See Notes to Financial Statements

Statement of Changes in Net Assets

FORWARD LONG/SHORT CREDIT ANALYSIS FUND
PERIOD ENDED DECEMBER 31, 2007(a)
OPERATIONS:
Net investment income	$426,646
Net realized loss on investments	(1,671,317)
Net realized loss on securities sold short	(3,222)
Net change in unrealized depreciation on investments and securities sold short	(563,672)

Net decrease in net assets resulting from operations	(1,811,565)

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A
From net investment income	(438,427)

Total distributions	(438,427)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	16,613,138
Issued to shareholders in reinvestment of distributions	643
Cost of shares redeemed, net of redemption fees (Note 7)	(488,603)

Net increase from share transactions	16,125,178

Net increase in net assets	$13,875,186

NET ASSETS:
Beginning of period	—

End of period (including accumulated net investment loss of $(7,191))	$13,875,186

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	1,784,679
Distributions reinvested	80
Redeemed	(53,822)

Net increase in shares outstanding	1,730,937

(a) The Forward Long/Short Credit Analysis Fund commenced operations on January 3, 2007.

See Notes to Financial Statements	105	December 31, 2007

Statement of Changes in Net Assets

FORWARD INTERNATIONAL FIXED INCOME FUND
PERIOD ENDED DECEMBER 31, 2007(a)
OPERATIONS:
Net investment income	$211,553
Net realized gain on investments	6,252
Net realized gain on foreign currency	61,168
Net change in unrealized appreciation on investments and foreign currency	402,975

Net increase in net assets resulting from operations	681,948

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(34,181)
Institutional Class	(108,827)
Class A	(32,675)
Class C	(30,324)

Total distributions	(206,007)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	4,217,071
Issued to shareholders in reinvestment of distributions	92

Net increase from share transactions	4,217,163

INSTITUTIONAL CLASS
Proceeds from sale of shares	12,510,501
Issued to shareholders in reinvestment of distributions	108,749

Net increase from share transactions	12,619,250

CLASS A
Proceeds from sale of shares	4,150,000

Net increase from share transactions	4,150,000

CLASS C
Proceeds from sale of shares	4,150,000

Net increase from share transactions	4,150,000

Net increase in net assets	$25,612,354

NET ASSETS:
Beginning of period	—

End of period (including accumulated net investment income of $59,283)	$25,612,354

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	421,663
Distributions reinvested	9

Net increase in shares outstanding	421,672

INSTITUTIONAL CLASS
Sold	1,251,020
Distributions reinvested	10,641

Net increase in shares outstanding	1,261,661

CLASS A
Sold	415,000

Net increase in shares outstanding	415,000

CLASS C
Sold	415,000

Net increase in shares outstanding	415,000

(a) The Forward International Fixed Income Fund commenced operations on October 9, 2007.

December 31, 2007	106	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD PROGRESSIVE REAL ESTATE FUND(a)
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment income	$608,448	$322,193
Net realized gain on investments	5,304,225	5,777,500
Net realized gain/(loss) on foreign currency	93,920	(222)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(13,712,195)	6,252,705

Net increase/(decrease) in net assets resulting from operations	(7,705,602)	12,352,176

DISTRIBUTIONS TO SHAREHOLDERS:
INVESTOR CLASS
From net investment income	(518,322)	(646,516)
From net realized gains on investments	(8,322,225)	(2,219,220)

Total distributions	(8,840,547)	(2,865,736)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	10,164,420	7,477,446
Issued to shareholders in reinvestment of distributions	4,550,055	1,288,589
Cost of shares redeemed, net of redemption fees (Note 7)	(7,655,545)	(13,090,422)

Net increase/(decrease) from share transactions	7,058,930	(4,324,387)

Net increase/(decrease) in net assets	$(9,487,219)	$5,162,053

NET ASSETS:
Beginning of period	48,449,693	43,287,640

End of period (including accumulated net investment income of $142,345 and $42,319, respectively)	$38,962,474	$48,449,693

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	529,427	384,621
Distributions reinvested	289,500	62,073
Redeemed	(440,591)	(694,509)

Net increase/(decrease) in shares outstanding	378,336	(247,815)

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

See Notes to Financial Statements	107	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Emerging Markets Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004(a)		PERIOD ENDED DECEMBER 31, 2003(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.08	$18.83		$14.21	$11.86		$6.98
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.04	0.05		0.27	0.21		0.00	(c)
Net realized and unrealized gain on investments	8.98	5.58		4.61	2.35		4.94

Total from Investment Operations	9.02	5.63		4.88	2.56		4.94

LESS DISTRIBUTIONS:
From investment income	(0.05)	(0.06)		(0.26)	(0.22)		(0.06)
From capital gains	(3.55)	(1.34)		—	—		—

Total Distributions	(3.60)	(1.40)		(0.26)	(0.22)		(0.06)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01	0.02		0.00 (c)	0.01		0.00	(c)

NET INCREASE IN NET ASSET VALUE	5.43	4.25		4.62	2.35		4.88

NET ASSET VALUE, END OF PERIOD	$28.51	$23.08		$18.83	$14.21		$11.86

TOTAL RETURN	38.63%	30.36%		34.36%	22.06%		70.83	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$25,008	$13,336		$8,833	$969		$227
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.17%	0.26%		2.57%	(0.32)%		0.66	%(e)
Operating expenses including reimbursement/waiver	1.69%	1.81	%(f)	1.95%	1.98	%(g)	1.95	%(e)
Operating expenses excluding reimbursement/waiver	2.09%	2.26%		3.04%	3.29	%(g)	2.48	%(e)
PORTFOLIO TURNOVER RATE	121%	102%		62%	45%		44	%(h)

(a) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

(b) The Pictet Global Emerging Markets Fund — Retail Class commenced operations on April 9, 2003.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective January 2, 2006, the net expense limitation changed from 1.95% to 1.89%. Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.69%.

(g) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2003.

December 31, 2007	108	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Emerging Markets Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004(a)		YEAR ENDED DECEMBER 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$23.18	$18.88		$14.23	$11.88		$6.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.12	0.12		0.33	0.23		0.08
Net realized and unrealized gain on investments	9.03	5.62		4.62	2.36		4.95

Total from Investment Operations	9.15	5.74		4.95	2.59		5.03

LESS DISTRIBUTIONS:
From investment income	(0.13)	(0.12)		(0.30)	(0.25)		(0.07)
From capital gains	(3.55)	(1.34)		—	—		—

Total Distributions	(3.68)	(1.46)		(0.30)	(0.25)		(0.07)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01	0.02		0.00 (b)	0.01		0.00 (b)

NET INCREASE IN NET ASSET VALUE	5.48	4.30		4.65	2.35		4.96

NET ASSET VALUE, END OF PERIOD	$28.66	$23.18		$18.88	$14.23		$11.88

TOTAL RETURN	39.00%	30.84%		34.79%	22.26%		72.72%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$61,829	$42,283		$28,765	$18,854		$116,774
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.51%	0.68%		2.34%	0.63%		0.91%
Operating expenses including reimbursement/waiver	1.39%	1.47	%(c)	1.70%	1.70	%(d)	1.70%
Operating expenses excluding reimbursement/waiver	1.79%	1.86%		2.84%	2.38	%(d)	2.23%
PORTFOLIO TURNOVER RATE	121%	102%		62%	45%		44%

(a) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.70% to 1.59%. Effective May 1, 2006, the net expense limitation changed from 1.59% to 1.39%.

(d) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.70% and 2.37%, respectively.

See Notes to Financial Statements	109	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005(a)	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$18.23		$15.01		$12.78	$11.31		$8.21
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.14		0.09		0.05	(0.02)		(0.01)
Net realized and unrealized gain on investments	2.32		4.99		2.19	1.49		3.11

Total from Investment Operations	2.46		5.08		2.24	1.47		3.10

LESS DISTRIBUTIONS:
From investment income	(0.13)		(0.12)		(0.01)	—		—
From capital gains	(1.18)		(1.74)		—	—		—

Total Distributions	(1.31)		(1.86)		(0.01)	—		—

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.02		0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)

NET INCREASE IN NET ASSET VALUE	1.17		3.22		2.23	1.47		3.10

NET ASSET VALUE, END OF PERIOD	$19.40		$18.23		$15.01	$12.78		$11.31

TOTAL RETURN	13.39%		34.40%		17.50%	13.00%		37.76%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$59,726		$33,823		$24,880	$24,204		$21,189
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.90%		0.53%		0.37%	(0.20)%		(0.16)%
Operating expenses including reimbursement/waiver	1.25	%(e)	1.42	%(d)	1.69%	1.71	%(c)	1.99%
Operating expenses excluding reimbursement/waiver	1.48%		1.80%		2.28%	2.09%		2.48%
PORTFOLIO TURNOVER RATE	63%		94%		138%	50%		25%

(a) Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 26, 2004, the net expense limitation changed from 1.99% to 1.69%.

(d) Effective May 1, 2006, the net expense limitation changed from 1.69% to 1.29%.

(e) Effective May 1, 2007, the net expense limitation changed from 1.29% to 1.24%.

December 31, 2007	110	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.09
Net realized and unrealized gain on investments	0.66

Total from Investment Operations	0.75

LESS DISTRIBUTIONS:
From investment income	(0.16)
From capital gains	(1.18)

Total Distributions	(1.34)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01

NET DECREASE IN NET ASSET VALUE	(0.58)

NET ASSET VALUE, END OF PERIOD	$19.41

TOTAL RETURN	3.59	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$23,078
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.95	%(c)
Operating expenses including reimbursement/waiver	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.23	%(c)
PORTFOLIO TURNOVER RATE	63	%(d)

(a) The Fund began offering Institutional Class shares on May 1, 2007.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

See Notes to Financial Statements	111	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.96		$15.11		$12.87	$10.39		$6.44
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.11		0.08		0.11 (b)	0.05	(b)	0.02 (b)
Net realized and unrealized gain on investments	0.64		4.34		3.23	2.59		3.94

Total from Investment Operations	0.75		4.42		3.34	2.64		3.96

LESS DISTRIBUTIONS:
From investment income	(0.08)		(0.04)		(0.08)	(0.03)		(0.02)
From capital gains	(1.60)		(0.54)		(1.02)	(0.14)		—

Total Distributions	(1.68)		(0.58)		(1.10)	(0.17)		(0.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01		0.01		0.00 (c)	0.01		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.92)		3.85		2.24	2.48		3.95

NET ASSET VALUE, END OF PERIOD	$18.04		$18.96		$15.11	$12.87		$10.39

TOTAL RETURN	3.82%		29.51%		26.57%	25.55%		61.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$274,585		$251,488		$64,346	$9,819		$15,981
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	0.54%		0.51%		0.82%	0.47%		0.24%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.60	%(f)	1.56	%(d)	1.45%	1.46	%(e)	1.45%
Operating expenses excluding reimbursement/waiver	1.62%		1.66%		1.84%	2.26	%(e)	2.45%
PORTFOLIO TURNOVER RATE	79%		75%		91%	175%		52%

(a) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.45% to 1.56%.

(e) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for would have been 1.45% and 2.25%, respectively.

(f) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

December 31, 2007	112	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.02		$15.15		$12.89	$10.40		$6.44
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.14		0.09		0.16 (b)	0.08	(b)	0.04 (b)
Net realized and unrealized gain on investments	0.68		4.39		3.23	2.61		3.94

Total from Investment Operations	0.82		4.48		3.39	2.69		3.98

LESS DISTRIBUTIONS:
From investment income	(0.15)		(0.08)		(0.11)	(0.07)		(0.03)
From capital gains	(1.60)		(0.54)		(1.02)	(0.14)		—

Total Distributions	(1.75)		(0.62)		(1.13)	(0.21)		(0.03)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01		0.01		0.00 (c)	0.01		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.92)		3.87		2.26	2.49		3.96

NET ASSET VALUE, END OF PERIOD	$18.10		$19.02		$15.15	$12.89		$10.40

TOTAL RETURN	4.18%		29.91%		26.81%	25.99%		61.95%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$626,083		$389,983		$144,302	$49,068		$26,221
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	0.84%		0.77%		1.12%	0.75%		0.49%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.25	%(f)	1.25	%(d)	1.20%	1.21	%(e)	1.20%
Operating expenses excluding reimbursement/waiver	1.28%		1.28%		1.46%	2.12	%(e)	2.20%
PORTFOLIO TURNOVER RATE	79%		75%		91%	175%		52%

(a) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.20% to 1.26%.

(e) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.20% and 2.11%, respectively.

(f) Effective January 2, 2007, the net expense limitation changed from 1.26% to 1.25%.

See Notes to Financial Statements	113	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.95		$15.06		$13.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.03		0.18		0.13	(b)
Net realized and unrealized gain on investments	0.76		4.23		2.90

Total from Investment Operations	0.79		4.41		3.03

LESS DISTRIBUTIONS:
From investment income	(0.11)		(0.01)		(0.08)
From capital gains	(1.60)		(0.54)		(1.02)

Total Distributions	(1.71)		(0.55)		(1.10)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01		0.03		0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.91)		3.89		1.93

NET ASSET VALUE, END OF PERIOD	$18.04		$18.95		$15.06

TOTAL RETURN(d)	4.03%		29.55%		23.78	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$5,632		$3,416		$5,065
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	0.52%		0.71%		0.51	%(f)
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.52	%(i)	1.47	%(g)	1.78	%(f)
Operating expenses excluding reimbursement/waiver	1.53%		1.48%		1.82	%(f)
PORTFOLIO TURNOVER RATE	79%		75%		91	%(h)

(a) The Fund began offering Class A shares on May 2, 2005.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective January 2, 2006, the net expense limitation changed from 1.78% to 1.56%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

(i) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

December 31, 2007	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Large Cap Equity Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.53
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.09
Net realized and unrealized gain on investments	1.12

Total from Investment Operations	1.21

LESS DISTRIBUTIONS:
From investment income	(0.09)

Total Distributions	(0.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01

NET INCREASE IN NET ASSET VALUE	1.13

NET ASSET VALUE, END OF PERIOD	$11.66

TOTAL RETURN	11.59	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$6,683
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.95	%(c)
Operating expenses including reimbursement/waiver	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.52	%(c)
PORTFOLIO TURNOVER RATE	75	%(b)(d)

(a) The Fund began offering Institutional Class shares on January 31, 2007.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

See Notes to Financial Statements	115	December 31, 2007

Financial Highlights

For a share outstanding throughout the period presented.

Forward Large Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.40		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.06		0.02
Net realized and unrealized gain on investments	1.24		0.40

Total from Investment Operations	1.30		0.42

LESS DISTRIBUTIONS:
From investment income	(0.06)		(0.02)

Total Distributions	(0.06)		(0.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01		—

NET INCREASE IN NET ASSET VALUE	1.25		0.40

NET ASSET VALUE, END OF PERIOD	$11.65		$10.40

TOTAL RETURN(b)	12.58%		4.24	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$12,291		$10,425
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.52%		1.44	%(d)
Operating expenses including reimbursement/waiver	1.34	%(e)	1.35	%(d)
Operating expenses excluding reimbursement/waiver	1.87%		1.84	%(d)
PORTFOLIO TURNOVER RATE	75%		0	%(c)

(a) The Fund began offering Class A shares on October 31, 2006.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective January 2, 2007, the net expense limitation changed from 1.35% to 1.34%.

December 31, 2007	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Banking and Finance Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$28.81	$27.61	$27.99		$25.74		$19.89		$18.36
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	(0.05)	(0.04)	(0.01	)(a)	(0.06	)(a)	(0.03	)(a)	0.03 (a)
Net realized and unrealized gain/(loss) on investments	(5.86)	2.78	1.49		3.30		6.07		1.84

Total from Investment Operations	(5.91)	2.74	1.48		3.24		6.04		1.87

LESS DISTRIBUTIONS:
From net investment income	—	—	—		—		(0.01)		—
From capital gains	(3.30)	(1.54)	(1.86)		(0.99)		(0.18)		(0.34)

Total Distributions	(3.30)	(1.54)	(1.86)		(0.99)		(0.19)		(0.34)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01	0.00 (b)	—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(9.20)	1.20	(0.38)		2.25		5.85		1.53

NET ASSET VALUE, END OF PERIOD	$19.61	$28.81	$27.61		$27.99		$25.74		$19.89

TOTAL RETURN(c)	(20.92)%	9.94%	5.31	%(d)	13.12%		30.53%		10.46%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$64,560	$164,164	$184,550		$183,556		$133,136		$59,565
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	(0.14)%	(0.13)%	(0.10	)%(e)	(0.23)%		(0.13)%		0.20%
Operating expenses	1.69%	1.62%	1.57	%(e)	1.80%		1.74%		1.97%
PORTFOLIO TURNOVER RATE	29%	34%	15	%(d)	25%		29%		47%

(a) Per share amounts calculated based on the average shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not annualized.

(e) Annualized.

See Notes to Financial Statements	117	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Banking and Finance Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$27.71	$26.73	$27.23		$25.23		$19.62		$18.24
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.29)	(0.22)	(0.10	)(a)	(0.23	)(a)	(0.18	)(a)	(0.08	)(a)
Net realized and unrealized gain/(loss) on investments	(5.53)	2.74	1.46		3.22		5.97		1.80

Total from Investment Operations	(5.82)	2.52	1.36		2.99		5.79		1.72

LESS DISTRIBUTIONS:
From capital gains	(3.30)	(1.54)	(1.86)		(0.99)		(0.18)		(0.34)

Total Distributions	(3.30)	(1.54)	(1.86)		(0.99)		(0.18)		(0.34)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.01	0.00 (b)	—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(9.11)	0.98	(0.50)		2.00		5.61		1.38

NET ASSET VALUE, END OF PERIOD	$18.60	$27.71	$26.73		$27.23		$25.23		$19.62

TOTAL RETURN(c)	(21.43)%	9.44%	5.01	%(d)	12.37%		29.68%		9.69%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$41,441	$111,868	$112,774		$107,804		$88,249		$27,482
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.79)%	(0.79)%	(0.75	)%(e)	(0.88)%		(0.77)%		(0.43)%
Operating expenses	2.34%	2.27%	2.22	%(e)	2.45%		2.39%		2.66%
PORTFOLIO TURNOVER RATE	29%	34%	15	%(d)	25%		29%		47%

(a) Per share amounts calculated based on the average shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not annualized.

(e) Annualized.

December 31, 2007	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Growth Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$13.90	$13.57	$12.98		$13.02		$10.21		$10.26
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.13)	(0.14)	(0.07	)(a)	(0.16	)(a)	(0.17	)(a)	(0.10	)(a)
Net realized and unrealized gain on investments	0.44	1.86	1.38		0.43		2.98		0.05

Total from Investment Operations	0.31	1.72	1.31		0.27		2.81		(0.05)

LESS DISTRIBUTIONS:
From capital gains	(1.48)	(1.39)	(0.72)		(0.31)		0.00		0.00

Total Distributions	(1.48)	(1.39)	(0.72)		(0.31)		0.00		0.00

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00 (b)	0.00 (b)	—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.17)	0.33	0.59		(0.04)		2.81		(0.05)

NET ASSET VALUE, END OF PERIOD	$12.73	$13.90	$13.57		$12.98		$13.02		$10.21

TOTAL RETURN(c)	1.97%	12.56%	10.21	%(d)	2.48%		27.52%		(0.49)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$174,019	$177,429	$158,056		$145,193		$112,354		$78,060
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.96)%	(1.05)%	(1.08	)%(e)	(1.31)%		(1.34)%		(1.14)%
Operating expenses	1.36%	1.40%	1.40	%(e)	1.63%		1.57%		1.73%
PORTFOLIO TURNOVER RATE	76%	84%	34	%(d)	73%		62%		79%

(a) Per share numbers have been calculated using the average shares method.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	119	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$13.30	$13.06	$12.56		$12.70		$10.02		$10.14
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.23)	(0.24)	(0.11	)(a)	(0.23	)(a)	(0.25	)(a)	(0.16	)(a)
Net realized and unrealized gain on investments	0.44	1.87	1.33		0.40		2.93		0.04

Total from Investment Operations	0.21	1.63	1.22		0.17		2.68		(0.12)

LESS DISTRIBUTIONS:
From capital gains	(1.48)	(1.39)	(0.72)		(0.31)		—		—

Total Distributions	(1.48)	(1.39)	(0.72)		(0.31)		—		—

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00 (b)	0.00 (b)	—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.27)	0.24	0.50		(0.14)		2.68		(0.12)

NET ASSET VALUE, END OF PERIOD	$12.03	$13.30	$13.06		$12.56		$12.70		$10.02

TOTAL RETURN(c)	1.31%	12.36%	9.82	%(d)	1.74%		26.75%		(1.18)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$8,593	$10,617	$11,287		$11,498		$13,311		$4,905
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(1.61)%	(1.72)%	(1.73	)%(e)	(1.94)%		(1.99)%		(1.81)%
Operating expenses	2.01%	2.07%	2.04	%(e)	2.28%		2.22%		2.39%
PORTFOLIO TURNOVER RATE	76%	84%	34	%(d)	73%		62%		79%

(a) Per share numbers have been calculated using the average shares method.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

December 31, 2007	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Legato Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.19		$11.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.10)		(0.12)		(0.10)
Net realized and unrealized gain on investments	1.13		1.21		1.43

Total from Investment Operations	1.03		1.09		1.33

LESS DISTRIBUTIONS:
From capital gains	(1.30)		(0.20)		(0.03)

Total Distributions	(1.30)		(0.20)		(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.27)		0.89		1.30

NET ASSET VALUE, END OF PERIOD	$11.92		$12.19		$11.30

TOTAL RETURN(b)	8.30%		9.69%		13.34	%(c)
RATIOS/ SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$7,294		$8,991		$6,876
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.73)%		(1.03)%		(1.25	)%(d)
Operating expenses including reimbursement/waiver	1.69	%(f)	1.78	%(e)	1.89	%(d)
Operating expenses excluding reimbursement/waiver	1.96%		1.95%		3.53	%(d)
PORTFOLIO TURNOVER RATE	33%		36%		28	%(c)

(a) The Fund commenced operations on April 1, 2005.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.79%.

(f) Effective January 2, 2007, the net expense limitation changed from 1.79% to 1.69%.

See Notes to Financial Statements	121	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Opportunities Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006		SIX MONTHS ENDED DECEMBER 31, 2005(a)		YEAR ENDED JUNE 30, 2005(a)		YEAR ENDED JUNE 30, 2004(a)		YEAR ENDED JUNE 30, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.21	$8.39		$7.03		$7.13		$5.64		$5.38
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.05)	(0.07)		(0.08	)(b)	(0.17	)(b)	(0.19	)(b)	(0.12	)(b)
Net realized and unrealized gain on investments	0.24	0.89		1.44		0.07		1.68		0.38

Total from Investment Operations	0.19	0.82		1.36		(0.10)		1.49		0.26

LESS DISTRIBUTIONS:
From capital gains	—	—		—		—		—		—

Total Distributions	—	—		—		—		—		—

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00 (c)	0.00	(c)	—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.19	0.82		1.36		(0.10)		1.49		0.26

NET ASSET VALUE, END OF PERIOD	$9.40	$9.21		$8.39		$7.03		$7.13		$5.64

TOTAL RETURN(d)	2.06%	9.77%		19.35	%(e)	(1.40)%		26.42%		4.83%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$6,737	$9,026		$6,004		$2,793		$3,202		$2,572
RATIOS TO AVERAGE NET ASSETS (excluding dividends on short sales expense):
Net investment loss including reimbursement/waiver	(0.44)%	(0.85)%		(2.15	)%(f)	(2.62)%		(2.65)%		(2.69)%
Net investment loss excluding reimbursement/waiver	(1.47)%	(1.12)%		(2.56	)%(f)	(2.76)%		(2.67)%		(4.78)%
Operating expenses including reimbursement/waiver	1.99%	2.28	%(g)	2.73	%(f)	2.76%		2.74%		2.90%
Operating expenses excluding reimbursement/waiver	3.02%	2.56%		3.14	%(f)	2.90%		2.75%		4.99%
RATIOS TO AVERAGE NET ASSETS (including dividends on short sales expense):
Net investment loss including reimbursement/waiver	(0.48)%	(0.88)%		n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
Net investment loss excluding reimbursement/waiver	(1.50)%	(1.15)%		n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
Operating expenses including reimbursement/waiver	2.03%	2.31	%(g)	n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
Operating expenses excluding reimbursement/waiver	3.06%	2.58%		n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
PORTFOLIO TURNOVER RATE	340%	380%		156	%(e)	189%		65%		151%

(a) Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not annualized.

(f) Annualized.

(g) Effective May 1, 2006, the net expense limitation changed from 2.90% to 1.99%.

(h) Not applicable, no dividends on short sales expense.

December 31, 2007	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Opportunities Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006		SIX MONTHS ENDED DECEMBER 31, 2005(a)		YEAR ENDED JUNE 30, 2005(a)		YEAR ENDED JUNE 30, 2004(a)		YEAR ENDED JUNE 30, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.93	$8.18		$6.87		$7.00		$5.56		$5.33
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.10)	(0.08)		(0.10	)(b)	(0.20	)(b)	(0.22	)(b)	(0.15	)(b)
Net realized and unrealized gain/(loss) on investments	0.24	0.83		1.41		0.07		1.66		0.38

Total from Investment Operations	0.14	0.75		1.31		(0.13)		1.44		0.23

LESS DISTRIBUTIONS:
From capital gains	—	—		—		—		—		—

Total Distributions	—	—		—		—		—		—

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00 (c)	0.00	(c)	—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.14	0.75		1.31		(0.13)		1.44		0.23

NET ASSET VALUE, END OF PERIOD	$9.07	$8.93		$8.18		$6.87		$7.00		$5.56

TOTAL RETURN(d)	1.57%	9.17%		19.07	%(e)	(1.86)%		25.90%		4.32%
RATIOS/ SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,071	$2,729		$820		$388		$518		$201
RATIOS TO AVERAGE NET ASSETS (excluding dividends on short sales expense):
Net investment loss including reimbursement/waiver	(0.96)%	(1.16)%		(2.64	)%(f)	(3.11)%		(3.15)%		(3.19)%
Net investment loss excluding reimbursement/ waiver	(1.98)%	(1.37)%		(3.05	)%(f)	(3.24)%		(3.17)%		(5.28)%
Operating expenses including reimbursement/waiver	2.49%	2.67	%(g)	3.22	%(f)	3.26%		3.24%		3.40%
Operating expenses excluding reimbursement/ waiver	3.51%	2.87%		3.63	%(f)	3.40%		3.25%		5.49%
RATIOS TO AVERAGE NET ASSETS (including dividends on short sales expense):
Net investment loss including reimbursement/ waiver	(1.00)%	(1.19)%		n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
Net investment loss excluding reimbursement/waiver	(2.02)%	(1.39)%		n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
Operating expenses including reimbursement/ waiver	2.53%	2.69	%(g)	n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
Operating expenses excluding reimbursement/waiver	3.55%	2.90%		n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
PORTFOLIO TURNOVER RATE	340%	380%		156	%(e)	189%		65%		151%

(a) Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector.

(b) Per share amounts calculated based on the average shares outstanding during the period.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not annualized.

(f) Annualized.

(g) Effective May 1, 2006, the net expense limitation changed from 3.40% to 2.49%.

(h) Not applicable, no dividends on short sales expense.

See Notes to Financial Statements	123	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	CLASS A
	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.25
Net realized and unrealized loss on investments	(1.98)

Total from Investment Operations	(1.73)

LESS DISTRIBUTIONS:
From investment income	(0.25)

Total Distributions	(0.25)

NET DECREASE IN NET ASSET VALUE	(1.98)

NET ASSET VALUE, END OF PERIOD	$8.02

TOTAL RETURN(b)	(17.26	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$13,875
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and performance fee):
Net investment income including reimbursement/waiver	10.44	%(d)
Operating expenses including reimbursement/waiver	1.59	%(d)
Operating expenses excluding reimbursement/waiver	2.28	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense and performance fee):
Net investment income including reimbursement/waiver	4.37	%(d)
Operating expenses including reimbursement/waiver	7.65	%(d)
Operating expenses excluding reimbursement/waiver	8.34	%(d)
PORTFOLIO TURNOVER RATE	210	%(c)

(a) The Fund began offering class A shares on December 29, 2006.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

December 31, 2007	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	Investor Class
	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.08
Net realized and unrealized gain on investments	0.19

Total from Investment Operations	0.27

LESS DISTRIBUTIONS:
From investment income	(0.08)

Total Distributions	(0.08)

NET INCREASE IN NET ASSET VALUE	0.19

NET ASSET VALUE, END OF PERIOD	$10.19

TOTAL RETURN	2.71	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,297
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.57	%(c)
Operating expenses including reimbursement/waiver	1.24	%(c)
Operating expenses excluding reimbursement/waiver	1.60	%(c)
PORTFOLIO TURNOVER RATE	1	%(b)

(a) The Fund began offering Investor Class shares on October 5, 2007.

(b) Not Annualized.

(c) Annualized.

See Notes to Financial Statements	125	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	Institutional Class
	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.09
Net realized and unrealized gain on investments	0.19

Total from Investment Operations	0.28

LESS DISTRIBUTIONS:
From investment income	(0.09)

Total Distributions	(0.09)

NET INCREASE IN NET ASSET VALUE	0.19

NET ASSET VALUE, END OF PERIOD	$10.19

TOTAL RETURN	2.77	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$12,858
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.84	%(c)
Operating expenses including reimbursement/waiver	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.60	%(c)
PORTFOLIO TURNOVER RATE	1	%(b)

(a) The Fund began offering Institutional Class shares on October 5, 2007.

(b) Not Annualized.

(c) Annualized.

December 31, 2007	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	CLASS A
	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.08
Net realized and unrealized gain on investments	0.19

Total from Investment Operations	0.27

LESS DISTRIBUTIONS:
From investment income	(0.08)

Total Distributions	(0.08)

NET INCREASE IN NET ASSET VALUE	0.19

NET ASSET VALUE, END OF PERIOD	$10.19

TOTAL RETURN(b)	2.68	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,229
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.47	%(d)
Operating expenses including reimbursement/waiver	1.34	%(d)
Operating expenses excluding reimbursement/waiver	1.60	%(d)
PORTFOLIO TURNOVER RATE	1	%(c)

(a) The Fund began offering Class A shares on October 5, 2007.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	127	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.07
Net realized and unrealized gain on investments	0.19

Total from Investment Operations	0.26

LESS DISTRIBUTIONS:
From investment income	(0.07)

Total Distributions	(0.07)

NET INCREASE IN NET ASSET VALUE	0.19

NET ASSET VALUE, END OF PERIOD	$10.19

TOTAL RETURN(b)	2.63	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,229
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.23	%(d)
Operating expenses including reimbursement/waiver	1.58	%(d)
Operating expenses excluding reimbursement/waiver	1.60	%(d)
PORTFOLIO TURNOVER RATE	1	%(c)

(a) The Fund began offering Class C shares on October 5, 2007.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

December 31, 2007	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Progressive Real Estate Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006(a)		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$20.66		$16.69		$16.62	$14.01	$11.24
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.30		0.13		0.33	0.34	0.30
Net realized and unrealized gain/(loss) on investments	(3.21)		5.08		1.47	3.62	2.85

Total from Investment Operations	(2.91)		5.21		1.80	3.96	3.15

LESS DISTRIBUTIONS:
From investment income	(0.27)		(0.27)		(0.22)	(0.59)	(0.31)
From capital gains	(3.18)		(0.97)		(1.50)	(0.76)	(0.07)
Tax return of capital	—		—		(0.01)	—	—

Total Distributions	(3.45)		(1.24)		(1.73)	(1.35)	(0.38)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(6.36)		3.97		0.07	2.61	2.77

NET ASSET VALUE, END OF PERIOD	$14.30		$20.66		$16.69	$16.62	$14.01

TOTAL RETURN	(15.30)%		31.24%		11.01%	28.77%	28.53%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$38,962		$48,450		$43,288	$48,346	$36,735
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.22%		0.70%		1.98%	2.23%	2.50%
Operating expenses including reimbursement/waiver	1.41	%(e)	1.35	%(c)	1.79%	1.85%	1.91%
Operating expenses excluding reimbursement/waiver	n/a		n/a	(d)	n/a (d)	n/a (d)	2.16%
PORTFOLIO TURNOVER RATE	40%		19%		21%	32%	17%

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund. `

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.79% to 1.69%

(d) Not applicable, no reimbursements were made by the Advisor.

(e) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	129	December 31, 2007

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This annual report describes eleven portfolios offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward Global Emerging Markets Fund (“Global Emerging Markets Fund”), the Forward International Equity Fund (“International Equity Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Large Cap Equity Fund (“Large Cap Fund”), the Forward Emerald Banking and Finance Fund (“Banking and Finance Fund”), the Forward Emerald Growth Fund (“Growth Fund”), the Forward Legato Fund (“Legato Fund”), the Forward Emerald Opportunities Fund (“Opportunities Fund), the Forward Long/Short Credit Analysis Fund (“Long/Short Credit Analysis Fund”), the Forward International Fixed Income Fund (“International Fixed Income Fund”) and the Forward Progressive Real Estate Fund (“Real Estate Fund”) (each a “Fund” and collectively the “Funds”). Effective December 26, 2007, the Trust offers two additional Funds, the Forward Asia Ex-Japan Equities Fund (“Asia Ex-Japan Equities Fund”) and the Forward Eastern Europe Equities Fund (“Eastern Europe Equities Fund”), which commenced operations on January 2, 2008 and therefore are not presented within.

The Global Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The International Equity Fund seeks to achieve high total return and invests primarily in the equity securities of companies organized or located outside of the United States. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the United States. The Large Cap Fund seeks to achieve high total return and invests primarily in equity securities of companies that have large capitalizations. The Banking and Finance Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective. The Growth Fund seeks to achieve long-term growth of capital through capital appreciation and invests in stocks and securities convertible into stocks. The Legato Fund seeks to achieve high total returns and invests primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Opportunities Fund seeks to achieve capital appreciation and, under normal conditions, will invest at least 25% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. The Long/Short Credit Analysis Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a non-diversified portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging market debt, floating rate or zero coupon securities and non-convertible preferred securities that are actively traded in the public markets. The International Fixed Income Fund seeks to offer exposure primarily to non-U.S. dollar denominated fixed income securities of non-U.S. issuers and derivatives. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in securities of progressive real estate companies, including real estate investment trusts (“REITs”). The Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund and Sierra Club Stock Fund have presented their financial statements and financial highlights in separate annual reports.

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The Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, International Fixed Income Fund and Real Estate Fund offer Investor Class shares.

The Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, Legato Fund, Opportunities Fund and International Fixed Income Fund offer Institutional Class shares.

The International Small Companies Fund, Large Cap Fund, Banking and Finance Fund, Growth Fund, Legato Fund, Opportunities Fund, Long/Short Credit Analysis Fund and International Fixed Income Fund offer Class A shares.

The Banking and Finance Fund, Growth Fund, Opportunities Fund and International Fixed Income Fund offer Class C shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares of all Funds except the International Fixed Income Fund are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Prior to May 1, 2007, Class A Shares of the International Small Companies Fund, Banking and Finance Fund, Growth Fund, Legato Fund, and Opportunities Fund, were subject to an initial sales charge of up to 4.75% imposed at the time of purchase. Class A Shares of the International Fixed Income Fund are subject to an initial sales charge of up to 3.75% imposed at the time of purchase. Class A Shares of the International Small Companies Fund, Large Cap Fund, Banking and Finance Fund, Growth Fund, Legato Fund, Long/Short Credit Analysis Fund and Opportunities Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. Prior to November 14, 2007, Class A shares of the Long/Short Credit Analysis Fund for which no initial sales charge was paid were subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are sold within eighteen months. Class C shares of the Banking and Finance Fund, Growth Fund, Opportunities Fund and International Fixed Income Fund are subject to a 1.00% CDSC for redemptions made within two years of purchase, in accordance with the Fund’s prospectus. Prior to May 1, 2007, Class C shares of the Banking and Finance Fund, Growth Fund and Opportunities Fund were subject to a 1.00% CDSC for redemptions made within one year of purchase. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Certain funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate in investments in a particular sector.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

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Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sales price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value). The Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities in their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

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Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a readily available market does not exist, which are valued under the direction of the Board of Trustees or by the Sub-Advisors using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Option Writing/Purchasing: The Funds, excluding the Growth Fund, may write or purchase options contracts. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the

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premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. At December 31, 2007, the Opportunities Fund held purchased options with a market value of $197,835 and held no written options. The other Funds held no purchased or written options.

Written option activity for the Opportunities Fund for the year ended December 31, 2007 was as follows:

WRITTEN CALL OPTIONS	CONTRACTS	PREMIUMS
Outstanding at December 31, 2006	0	$0
Positions opened	20	5,045
Exercised or closed	(20)	(5,045)
Expired	(0)	(0)

Outstanding at December 31, 2007	0	$0

Short Sales: The Funds, excluding the Growth Fund, may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends payable on securities while those securities are in a short position. At December 31, 2007, the Opportunities Fund and the Long/Short Credit Analysis Fund held securities sold short with a market value of $1,204,854 and $4,762,245, respectively. The other Funds held no securities sold short.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world-class commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The

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Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2007, Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, Banking and Finance Fund, Growth Fund, Opportunities Fund, and Real Estate Fund had securities on loan valued at $5,122,527, $2,897,032, $71,597,992, $267,549, $24,485,366, $27,453,776, $736,613, and $9,180,316, respectively, and received cash with a value of $5,265,671, $3,078,170, $75,819,169, $268,524, $25,346,705, $28,369,811, $758,689, and $9,331,203, respectively, as collateral. At December 31, 2007, the other Funds had no securities on loan.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): The Real Estate Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Equity Fund, Banking and Finance Fund, Growth Fund, Legato Fund, Opportunities Fund and Long/Short Credit Analysis Fund, quarterly for the International Fixed Income Fund and monthly for the Real Estate Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United

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States of America. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REITs investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and on the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

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ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. Until November 1, 2007, the Funds waived their redemption fee with respect to redemptions by ReFlow. After that date there were no redemption fees charged by the Funds.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Global Emerging Markets Fund, International Equity Fund, Banking and Finance Fund, and Real Estate Fund during the year ended December 31, 2007 are recorded in the Statement of Operations. During that same period there were no ReFlow fees incurred by the other Funds.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2007, based on each Fund’s average daily net assets: Global Emerging Markets Fund, 1.25% on assets up to and including $500 million, 1.20% on assets over $500 million up to and including $1 billion, and 1.15% on assets over $1 billion; International Equity Fund, 0.85% on assets up to and including $250 million, 0.75% on assets over $250 million up to and including $1 billion, 0.65% on assets over $1 billion; International Small Companies Fund, 1.00% on assets up to and including $1 billion and 0.95% on assets over $1 billion; Large Cap Fund, 0.80% on assets up to and including $500 million, 0.725% on assets over $500 million up to and including $1 billion and 0.675% on assets over $1 billion; Banking and Finance Fund and Opportunities Fund, 1.00% on assets up to and including $100 million and 0.90% on assets over $100 million; Growth Fund, 0.75% on assets up to and including $250 million, 0.65% on assets over $250 million up to and including $500 million, 0.55% on assets over $500 million up to and including $750 million and 0.45% on assets over $750 million; Legato Fund, 1.00% on assets up to and including $500 million and 0.85% on assets over $500 million; Long/Short Credit Analysis Fund, 1.125% on assets up to and including $500 million, 1.05% on assets over $500 million up to and including $1 billion, and 0.975% on assets over $1 billion; International Fixed Income Fund, 0.70% on assets up to and including $500 million, 0.64% on assets over $500 million up to and including $1 billion, 0.58% on assets over $1 billion up to and including $5 billion, and

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0.52% on assets over $5 billion and Real Estate Fund, 0.85% on assets up to and including $100 million, 0.80% on assets over $100 million up to and including $500 million and 0.70% on assets over $500 million.

The Trust and Forward Management have entered into investment sub-advisory agreements with PAM Asset Management Ltd (“PAM Ltd”) for Global Emerging Markets Fund, International Equity Fund and International Small Companies Fund; Piedmont Investment Advisors, LLP (“Piedmont”) for Large Cap Fund; Emerald Mutual Fund Advisers Trust (“Emerald”) for Banking and Finance Fund, Growth Fund, and Opportunities Fund; Netols Asset Management Inc. (“Netols”), Conestoga Capital Investment Advisors, LLC (“CCA”) and Riverbridge Partners, LLC (“Riverbridge”) for Legato Fund; Cedar Ridge Partners, LLC (“Cedar Ridge”) for Long/Short Credit Analysis Fund; Pictet Asset Management SA (“PAM SA”) for International Fixed Income Fund; and Forward Uniplan Advisors, Inc. (“Uniplan”) for Real Estate Fund (each a “Sub-Advisor” and collectively the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, based on each Fund’s average daily net assets (for the Legato Fund, based on the portion of the Fund that is managed by each sub-advisor of the Fund): Global Emerging Markets Fund, 0.80%; International Equity Fund, 0.45% on assets up to and including $250 million, 0.40% on assets over $250 million up to and including $1 billion and 0.35% on assets over $1 billion; International Small Companies Fund, 0.65% on assets up to and including $1 billion and 0.55% on assets over $1 billion; Large Cap Fund, 0.40% on assets up to and including $500 million, 0.375% on assets over $500 million up to and including $1 billion and 0.35% on assets over $1 billion; Banking and Finance Fund and Opportunities Fund, 0.65% on assets up to and including $100 million and 0.55% on assets over $100 million; Growth Fund, 0.40% on assets up to and including $250 million, 0.30% on assets over $250 million up to and including $500 million, 0.20% on assets over $500 million up to and including $750 million and 0.10% on assets over $750 million; Legato Fund, 0.60%; the Long/Short Credit Analysis Fund, 0.75% on assets up to and including $500 million, 0.70% on assets over $500 million up to and including $1 billion, and 0.65% on assets over $1 billion; the International Fixed Income Fund, 0.35% on assets up to and including $500 million, 0.32% on assets over $500 million up to and including $1 billion, 0.29% on assets over $1 billion up to and including $5 billion, and 0.26% on assets over $5 billion; and the Real Estate Fund, 0.60% on assets up to and including $100 million, 0.55% on assets up to and including $500 million and 0.45% on assets over $500 million.

At a Regular meeting of the Board of Trustees held on September 10, 2007, the Trustees, including all of the Independent Trustees, approved, on behalf of the International Small Companies Fund, a change of Sub-Advisory fee effective November 11, 2007 to the rate stated above. Prior to that date, the Sub-Advisory fee was 0.65% of assets.

At a Special meeting of the Board of Trustees held on November 13, 2007, the Trustees, including all of the Independent Trustees, approved, on behalf of the Long/Short Credit Analysis Fund, a change in management fee and sub-advisory fee so that the Fund will no longer pay a performance fee as part of the investment advisory fee paid to Forward Management for its services as investment advisor, and Forward Management will no longer pay a performance fee to the sub-advisor, Cedar Ridge Partners, LLC. Prior to November 14, 2007, Forward Management was entitled to receive from the Long/Short Credit Analysis Fund a performance fee of 20% of the

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Fund’s performance, subject to a high watermark test. The performance fee, payable monthly, was calculated and accrued daily, based on the Fund’s performance. “Performance” for this purpose was defined as changes in the Fund’s net asset value inclusive of adjustments for income, realized and unrealized gain or loss on securities, expenses, or other items, excluding distributions, which may affect the net asset value of the Fund calculated on a particular day. The Fund would not bear a performance fee with respect to any day on which the Fund’s cumulative performance did not exceed its cumulative performance as of the day on which a performance fee was last accrued. The Fund would bear a performance fee for any day on which the Fund’s cumulative performance exceeded its cumulative performance as of the day on which a performance fee was last accrued. This high watermark test was measured from the Fund’s commencement of investment operations. Forward Management was not obligated to reimburse any accrued performance fees because of any negative performance occurring after their accrual. The Fund paid the performance fee to Forward Management, which in turn paid the Fund’s Sub-Advisor. For the period ended December 31, 2007 the Long/Short Credit Analysis Fund had accrued and paid to the Advisor performance fees of $33,973.

On May 1, 2007, Morgan Stanley Investment Management, Inc. (“MSIM”) acquired substantially all of the assets of Affinity Investment Advisors, LLC (“Affinity”), the sub-advisor for the Large Cap Fund. At a special telephonic meeting held on May 7, 2007, the Board of Trustees, including the Independent Trustees, approved, on behalf of the Large Cap Fund, an interim sub-advisory agreement with MSIM, subject to ratification at an in-person meeting of the Board. The Board unanimously ratified the interim sub-advisory agreement with MSIM at an in-person meeting on June 7, 2007. See “Approval of Investment Sub-Advisory Agreements” for more details. During the period May 1, 2007 to June 6, 2007, the fees paid by Large Cap Fund to Forward Management were 0.40% on assets up to and including $500 million, 0.3625% on assets over $500 million up to and including $1 billion and 0.3375% on assets over $1 billion, and during the same period there were no fees paid to the sub-advisor.

At a Regular meeting of the Board of Trustees held on June 7, 2007, the Trustees, including the Independent Trustees, approved, on behalf of the Large Cap Fund, a permanent Investment Sub-Advisory Agreement among the Investment Advisor, the Trust and Piedmont to become effective July 11, 2007. See “Approval of Investment Sub-Advisory Agreements” for more details.

At a Special meeting of the Board of Trustees held on November 13, 2007, the Trustees, including the Independent Trustees, approved, on behalf of the Long/Short Credit Analysis Fund, a change in management fee to be effective February 1, 2008 under which the Long/Short Credit Analysis Fund will pay an investment advisory fee to Forward Management, which is computed daily and paid monthly, at an annual rate of 1.50% based on the average daily net assets of the Fund and also approved a change in sub-advisory fee to be effective February 1, 2008 under which Forward Management will pay a sub-advisory fee to the Sub-Advisor, which is computed daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. At a special shareholder meeting of the Long/Short Credit Analysis Fund held on December 27, 2007, the shareholders approved the above-described change in management fee.

Expense Limitations

The Investment Advisor has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund, except

139	December 31, 2007

Notes to Financial Statements

for the Growth Fund, Banking and Financing Fund and Opportunities Fund, will reimburse the Investment Advisor for any fee waivers made by the Advisor, provided that any such reimbursements made by a Fund to the Advisor will not cause the Fund’s expense ratio to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Effective July 1,

2007, the Opportunities Fund has entered into an agreement to reimburse the Investment Advisor for any fee waivers and expense reimbursements made by the Advisor pursuant to terms described above. Effective February 1, 2008, all Funds, except for the Growth Fund, Banking and Finance Fund, Opportunities Fund and International Small Companies Fund, have entered into an agreement to reimburse the Investment Advisor for any fee waivers and expense reimbursements made by the Advisor pursuant to the terms described above.

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS		CLASS A	CLASS C	END DATE
Global Emerging Markets	1.39%	1.69%		N/A	N/A	January 31, 2008
International Equity	0.99%	1.24	%(a)	N/A	N/A	January 31, 2008
International Small Companies	1.25%	1.60%		1.60%	N/A	January 31, 2008
Large Cap	0.99%	1.24%		1.34%	N/A	January 31, 2008
Banking and Finance	N/A	N/A		2.35%	3.00%	June 30, 2007
Growth	N/A	N/A		2.25%	2.90%	June 30, 2007
Legato	1.34%	N/A		1.69%	N/A	January 31, 2008
Opportunities	1.59%	N/A		1.99%	2.49%	January 31, 2008
Long/Short Credit Analysis	N/A	N/A		1.59%	2.24%	January 31, 2008
International Fixed Income	0.99%	1.24%		1.34%	1.89%	January 31, 2009

(a) From January 2, 2007 to April 30, 2007, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.29%. From May 1, 2007 to April 30, 2008, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.24%.

Effective February 1, 2008, the Investment Advisor has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rate stated below. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers and expense reimbursements made by the Advisor pursuant to the terms described above.

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS C	END DATE
Global Emerging Markets	1.39%	1.69%	N/A	N/A	April 30, 2008
International Equity	0.99%	1.24%	N/A	N/A	April 30, 2008
Large Cap	0.99%	1.24%	1.34%	N/A	April 30, 2008
Legato	1.34%	N/A	1.69%	N/A	April 30, 2008
Long/Short Credit Analysis	N/A	N/A	1.99%	2.54%	January 31, 2009

December 31, 2007	140

Notes to Financial Statements

For the year ended/period December 31, 2007, the fee waivers and/or reimbursements and recoupment of previously waived fees were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Global Emerging Markets
Investor Class	$72,745	$0	$72,745
Institutional Class	198,071	0	198,071
International Equity
Investor Class	116,191	0	116,191
Institutional Class	26,201	0	26,201
International Small Companies
Investor Class	76,542	(75,624)	918
Institutional Class	157,942	(126,812)	31,130
Class A	200	(757)	(557)
Large Cap
Class A	60,331	0	60,331
Institutional Class	31,180	0	31,180
Legato
Class A	22,913	0	22,913
Opportunities(a)
Class A	77,160	0	77,160
Class C	24,167	0	24,167
Long/Short Credit Analysis
Class A	67,674	0	67,674
International Fixed Income
Investor Class	3,499	0	3,499
Institutional Class	18,141	0	18,141
Class A	2,476	0	2,476
Class C	124	0	124

(a) Effective July 1, 2007, the Opportunities Fund has entered into an agreement to reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Advisor pursuant to terms of the agreement. Prior to July 1, 2007, the Investment Advisor was not eligible to recoup past fee waivers or expense reimbursements.

At December 31, 2007, the balance of recoupable expenses for each Fund were as follows:

FUND	2004	2005	2006	2007	TOTAL
Global Emerging Markets
Investor Class	$318	$54,480	$54,422	$72,745	$181,965
Institutional Class	99,126	242,429	135,967	198,071	675,593
International Equity
Investor Class	82,631	134,862	111,342	116,191	445,026
Institutional Class	N/A	N/A	N/A	26,201	26,201
International Small Companies
Investor Class	0	52,082	133,151	76,542	261,775
Institutional Class	250,165	254,721	74,541	157,942	737,369
Class A	N/A	0	0	200	200
Large Cap
Class A	N/A	N/A	8,369	58,060	66,429
Institutional Class	N/A	N/A	N/A	29,915	29,915

141	December 31, 2007

Notes to Financial Statements

FUND	2004	2005	2006	2007	TOTAL
Legato
Class A	N/A	$30,613	$11,715	$22,913	$65,241
Opportunities(a)
Class A	N/A	N/A	N/A	34,168	34,168
Class C	N/A	N/A	N/A	10,484	10,484
Long/Short Credit Analysis
Class A	N/A	N/A	N/A	67,674	67,674
International Fixed Income
Investor Class	N/A	N/A	N/A	3,497	3,497
Institutional Class	N/A	N/A	N/A	15,878	15,878
Class A	N/A	N/A	N/A	2,476	2,476
Class C	N/A	N/A	N/A	124	124

(a) Effective July 1, 2007, the Opportunities Fund has entered into an agreement to reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Advisor pursuant to terms of the agreement. Prior to July 1, 2007, the Investment Advisor was not eligible to recoup past fee waivers or expense reimbursements.

4. Distribution Plans and Shareholder Services Plans

The Funds have adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan” and collectively “Distribution Plans”). Under the Distribution Plan for the Investor Class shares of the Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, International Fixed Income Fund, and Real Estate Fund, the Funds pay distribution fees on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares. Under the Distribution Plan for the Class A shares of the International Small Companies Fund, Large Cap Fund, Legato Fund and International Fixed Income Fund, the Funds pay distribution fees on a monthly basis at an annual rate of up to 0.35% of the average daily net assets attributable to Class A shares. Under the Distribution Plan for the Class A shares of the Long/Short Credit Analysis Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares. At a special shareholder meeting of the Long/Short Credit Analysis Fund which was held on December 27, 2007, the shareholders approved an amendment to the Fund’s distribution plan for Class A shares, to be effective February 1, 2008, under which the Fund pays distribution fees for the Class A shares on a monthly basis at an annual rate of up to 0.35% of the average daily net assets attributable to Class A shares.

Under the Distribution Plans for the Class A shares of the Banking and Finance Fund, Growth Fund, and Opportunities Fund, the Banking and Finance Fund and Growth Fund will each reimburse the Distributor at an annual rate of up to 0.35% and the Opportunities Fund will reimburse the distributor at an annual rate of up to 0.50% of the average net assets attributable to the Class A shares of each of the Funds. Under the Distribution Plan for the Class C shares of the Banking and Finance Fund, Growth Fund, Opportunities Fund, Long/Short Credit Analysis Fund and International Fixed Income Fund, each Fund will pay the Distributor at an annual rate of 1.00%, payable monthly, of which 0.25% is a shareholder servicing fee and 0.75% is for distribution-related expenses, of the average daily net assets attributable to the Class C shares of each of the Funds.

In addition, the Investor Class shares of the Global Emerging Markets Fund, International

December 31, 2007	142

Notes to Financial Statements

Equity Fund, International Small Companies Fund, Large Cap Fund, International Fixed Income Fund, and Real Estate Fund; the Class A shares of the International Small Companies Fund, Large Cap Fund, Legato Fund, Long/Short Credit Analysis Fund and International Fixed Income Fund; and the Institutional Class shares of the International Equity Fund, Large Cap Equity Fund, Legato Fund, Opportunities Fund and International Fixed Income Fund have a shareholder services plan (the “Shareholder Services Plan”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of the average daily net assets attributable to Investor Class shares. At a Regular meeting of the Board of Trustees held on January 8, 2008, the Trustees, including the Independent Trustees, approved an amended shareholder services plan, effective May 1, 2008, that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% on Investor Class shares’ average daily net assets attributable to Investor Class shares, up to 0.05% on average daily net assets attributable to Institutional Class shares, up to 0.20% on average daily net assets attributable to Class A shares and up to 0.25% on average daily net assets attributable to Class C shares.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. Institutional Class shares of the Global Emerging Markets Fund, International Small Companies Fund and International Fixed Income Fund are not subject to distribution or shareholder service fees.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Trust’s transfer agent and dividend paying agent.

Brown Brothers Harriman & Co. (“BBH”) is the Funds’ custodian.

5. Trustees

The overall responsibility for oversight of the Funds rests with the Board of Trustees of the Trust. As of December 31, 2007, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each per regular meeting for attendance in person, $4,000 each per regular meeting for attendance by telephone and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee receives no compensation from the Funds.

6. Indemnifications

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

143	December 31, 2007

Notes to Financial Statements

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

At a Regular meeting of the Board of Trustees held on September 10, 2007, the Trustees, including all of the Independent Trustees, on behalf of the Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, Legato Fund, Opportunities Fund, Long/Short Credit Analysis Fund and Real Estate Fund, approved a proposal to eliminate the 2.00% redemption fee imposed on shares sold or exchanged within 180 days of purchase effective November 1, 2007. Prior to that date shares exchanged or redeemed within 180 days of purchase incurred a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the “cost of shares redeemed” in the Statement of Changes in Net Assets. The redemption fees retained by Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, Banking and Finance Fund, Growth Fund, Opportunities Fund, Long/Short Credit Analysis Fund and Real Estate Fund for the year ended December 31, 2007, were $17,035, $63,595, $462,114, $13,767, $45,213, $14,635, $3,878, $4,869 and $11,066, respectively. During that same period there were no redemption fees retained by the Legato Fund and International Fixed Income Fund.

The following entities owned of record or beneficially, as of December 31, 2007, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Global Emerging Markets
Investor Class	Charles Schwab & Co., Inc.	26.99%
	National Financial Services, Corp.	21.51%
	Sutton Place Associates, LLC	14.18%
	TD Ameritrade	5.48%

Global Emerging Markets
Institutional Class	Ellard & Co.	25.09%
	Brown Brothers Harriman & Co.	17.18%
	Charles Schwab & Co., Inc.	9.70%
	National Financial Services, Corp.	6.38%

International Equity
Investor Class	Sutton Place Associates, LLC	33.01%
	Charles Schwab & Co., Inc.	18.46%
	National Financial Services, Corp.	10.61%

International Equity
Institutional Class	ICMA-RC Services, LLC	48.92%
	Sutton Place Associates, LLC	42.07%
	National Financial Services, Corp.	8.77%

December 31, 2007	144

Notes to Financial Statements

FUND	NAME	PERCENTAGE
International Small Companies
Investor Class	Charles Schwab & Co., Inc.	40.38%
	National Financial Services, Corp.	18.75%
	TD Ameritrade	5.20%

International Small Companies
Institutional Class	Charles Schwab & Co., Inc.	50.58%
	National Financial Services, Corp.	8.23%
	SEI Private Trust Co.	6.14%

International Small Companies
Class A	Sutton Place Associates, LLC	30.89%
	Charles Schwab & Co., Inc.	7.62%
Large Cap
Institutional Class	Mid-Atlantic, Corp.	95.75%

Large Cap
Class A	Sutton Place Associates, LLC	94.82%

Banking and Finance
Class C	Merrill Lynch Pierce Fenner & Smith	17.51%

Growth
Class A	Merrill Lynch Pierce Fenner & Smith	36.23%
	Salomon Smith Barney, Inc.	14.86%

Growth
Class C	Merrill Lynch Pierce Fenner & Smith	5.18%

Legato
Class A	Sutton Place Associates, LLC	98.04%

Opportunities
Class A	Sutton Place Associates, LLC	35.08%

Opportunities
Class C	RBC Dain Rauscher, Inc.	7.85%

Long/Short Credit Analysis
Class A	Sutton Place Associates, LLC	99.51%

International Fixed Income
Investor Class	Sutton Place Associates, LLC	99.62%

International Fixed Income
Institutional Class	Pictet & Cie	99.92%

International Fixed Income
Class A	Sutton Place Associates, LLC	100.00%

International Fixed Income
Class C	Sutton Place Associates, LLC	100.00%

Real Estate
Investor Class	Sutton Place Associates, LLC	44.31%
	Charles Schwab & Co., Inc.	33.94%
	National Financial Services, Corp.	10.93%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

145	December 31, 2007

Notes to Financial Statements

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2007, excluding temporary short-term investments, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Global Emerging Markets	$91,694,251	$82,520,094
International Equity	84,424,785	39,092,848
International Small Companies	919,802,939	670,555,184
Large Cap	18,956,685	12,287,133
Banking and Finance	56,266,648	174,891,583
Growth	142,220,520	155,808,881
Legato	2,734,734	5,165,346
Opportunities	28,956,271	33,420,808
Long/Short Credit Analysis	57,190,421	36,618,007
International Fixed Income	23,810,564	294,750
Real Estate	19,394,935	18,167,286

9. Tax Basis Information

Reclassifications: At December 31, 2007, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in book and tax distributions, differing tax treatment of foreign currency and certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/ (LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Global Emerging Markets	$(1)	$(40,732)	$40,733
International Equity	—	(79,372)	79,372
International Small Companies	—	(198,996)	198,996
Large Cap	(7)	7	—
Banking and Finance	(834,221)	826,105	8,116
Growth	(1,212,599)	1,923,426	(710,827)
Legato	(39,933)	61,989	(22,056)
Opportunities	(55,605)	55,604	1
Long/Short Credit Analysis	(8,298)	4,590	3,708
International Fixed Income	—	53,737	(53,737)
Real Estate	(3)	9,900	(9,897)

December 31, 2007	146

Notes to Financial Statements

Tax Basis of Investments: At December 31, 2007, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION / (DEPRECIATION)

Global Emerging Markets	$68,334,535	$28,123,898	$(1,907,827)	$26,216,071

International Equity	79,524,908	13,014,346	(6,484,791)	6,529,555

International Small Companies	936,193,808	115,852,398	(53,735,516)	62,116,882

Large Cap	16,527,630	2,861,507	(152,250)	2,709,257

Banking and Finance	112,338,519	22,584,914	(5,846,321)	16,738,593

Growth	184,660,554	38,946,920	(10,163,459)	28,783,461

Legato	6,196,880	1,650,794	(490,224)	1,160,570

Opportunities	9,557,338	897,876	(582,627)	315,249

Long/Short Credit Analysis	20,368,055	8,506	(678,320)	(669,814)

International Fixed Income	24,505,178	628,044	(229,542)	398,502

Real Estate	39,219,110	12,300,169	(3,476,859)	8,823,310

Post October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2007, the Funds elected to defer capital losses and currency losses occurring between November 1, 2007 and December 31, 2007 as follows:

FUND	CAPITAL LOSS	F/X LOSS
Global Emerging Markets	—	$(50,186)
International Equity	—	(27,430)
International Small Companies	$(286,166)	(209,679)
Large Cap	(358,811)	—
Opportunities	(158,015)	—
Long/Short Credit Analysis	(342,186)	—

Capital Loss Carryforwards: At December 31, 2007 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2009		2010		2015
Global Emerging Markets	$(1,537,913	)(a)	$(2,015,691	)(a)	—
Large Cap	—		—		$(46,757)
Opportunities	(4,214,859)		(1,848,987)		—
Long/Short Credit Analysis	—		—		(1,291,731)

(a)	Subject to limitations under §382.

During the year ended December 31, 2007, the Global Emerging Markets Fund utilized capital loss carryovers of $1,030,873 and the Opportunities Fund utilized capital loss carryovers of $911,614.

147	December 31, 2007

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2007 the following components of accumulated earnings on a tax basis were as follows:

	GLOBAL EMERGING MARKETS FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL SMALL COMPANIES FUND
Post-October losses	$(50,186)	$(27,430)	$(495,845)
Accumulated capital loss Carryforwards	(3,553,604)	—	—
Undistributed ordinary income	866,133	777,455	158,793
Undistributed long-term gain	1,373,140	273,540	—
Net unrealized appreciation/(depreciation) of F/X	7,236	769	(58,147)
Net unrealized appreciation on investments	26,216,071	6,529,555	62,116,882
Other cumulative effect of timing differences	—	(2,213)	41,506

Total distributable earnings	$24,858,790	$7,551,676	$61,763,189

	LARGE CAP FUND	BANKING AND FINANCE FUND	GROWTH FUND
Post-October losses	$(358,811)	—	—
Accumulated capital loss Carryforwards	(46,757)	—	—
Undistributed ordinary income	556	—	—
Undistributed long-term gain	—	—	$494,012
Net unrealized appreciation on investments	2,709,257	$16,738,593	28,783,461

Total distributable earnings	$2,304,245	$16,738,593	$29,277,473

	LEGATO FUND	OPPORTUNITIES FUND	LONG/SHORT CREDIT ANALYSIS FUND
Post-October losses	—	$(158,015)	$(342,186)
Accumulated capital loss Carryforwards	—	(6,063,846)	(1,291,731)
Undistributed long-term gain	$135,821	—	—
Net unrealized appreciation of short sales	—	77,204	69,228
Net unrealized appreciation on investments	1,160,570	315,249	(669,814)
Other cumulative effect of timing differences	—	(16,426)	(7,191)

Total distributable earnings	$1,296,391	$(5,845,834)	$(2,241,694)

	INTERNATIONAL FIXED INCOME FUND	REAL ESTATE FUND
Undistributed ordinary income	$76,519	—
Undistributed long-term gain	—	$249,881
Net unrealized appreciation/(depreciation) of F/X	4,473	—
Net unrealized appreciation on investments	398,502	8,823,310
Other cumulative effect of timing differences	(3,553)	142,345

Total distributable earnings	$475,941	$9,215,536

December 31, 2007	148

Notes to Financial Statements

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

FUND	2007 ORDINARY INCOME TOTAL	2007 LONG-TERM CAPITAL TOTAL
Global Emerging Markets	$5,881,283	$4,257,676
International Equity	3,199,417	2,268,816
International Small Companies	45,902,220	35,197,710
Large Cap	114,328	—
Banking and Finance	794,344	16,184,977
Growth	—	19,268,645
Legato	28,939	766,066
Long/Short Credit Analysis	438,427	—
International Fixed Income	206,007	—
Real Estate	928,861	7,911,686

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Custody Offset Agreement

Forward Management (on behalf of the Funds) and BBH have executed a Custody Fee Offset Agreement. This service arrangement with BBH and its brokerage area will allow the Funds and their sub-advisors to recognize efficiencies, competitive commission rates and ultimately offset custody expenses under the terms of this Agreement. For the year ended December 31, 2007, there were no such credits received by any of the Funds.

12. Accounting Standards

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, on June 29, 2007. The Funds have reviewed the tax positions for each of the three open tax years as of December 31, 2007 and have determined the implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Funds.

As of and during the period ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principals and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Forward Funds is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

149	December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Forward Global Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Emerald Banking and Finance Fund, Forward Emerald Growth Fund, Forward Legato Fund, Forward Emerald Opportunities Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund and Forward Progressive Real Estate Fund (the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2008

December 31, 2007	150

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Banking and Finance Fund, Growth Fund, Legato Fund and Real Estate Fund designate $4,257,676, $2,268,817, $35,197,710, $16,176,861, $19,268,645, $766,066, and $7,911,686, respectively, as long-term capital gain dividends.

The Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, Long Short Credit Analysis Fund and Real Estate Fund designate 12.57%, 36.99%, 30.65%, 100.00%, 2.20%, and 8.05% respectively, of the income dividends distributed between January 1, 2007 and December 31, 2007, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Large Cap Fund, the Long/Short Credit Analysis Fund, and the Real Estate Fund designate 100.00%, 2.20%, and 3.43% respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Global Emerging Markets Fund, International Equity Fund and the International Small Companies Fund designate $115,910, $110,199 and $1,080,525, respectively, as foreign taxes paid, and $1,371,504, $1,316,286, and $16,812,792, respectively, as foreign source income earned between January 1, 2007 and December 31, 2007.

During the year ended December 31, 2007, 38.44% of the dividend paid by the Long/Short Credit Analysis Fund from net investment income should be treated as tax-exempt dividends

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

To reduce expenses, your Financial Intermediary may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary. Your Financial Intermediary will begin sending you individual copies thirty days after receiving your request.

151	December 31, 2007

Meeting of Shareholders — Voting Results (Unaudited)

At a Special Meeting of Shareholders of the Long/Short Credit Analysis Fund held on December 27, 2007, shareholders of the Fund voted to adopt the following proposals: (1) to approve an amendment to the Amended and Restated Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor, and (2) to approve an amendment to the Distribution Services Agreement (Rule 12b-1 Plan) for the Class A shares of the Fund to increase the maximum distribution fee payable and consolidate it with another Rule 12b-1 Plan for other series of the Trust.

Holders of record at the close of business on November 21, 2007 were entitled to one vote per share on all business at the Special Meeting. As of November 21, 2007 the Fund had 1,007,076 shares outstanding.

Proposal 1: To approve an amendment to increase advisory fees payable by the Fund to the Advisor.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	TOTAL VOTES
1,000,050	0	0	1,000,050

Proposal 2: To approve an amendment to the Distribution Services Agreement for Class A shares.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	TOTAL VOTES
1,000,050	0	0	1,000,050

December 31, 2007	152

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the Investment Advisory Agreements and Sub-Advisory Agreements for management of the Funds.

At an in-person meeting of the Board held on September 11, 2007, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”) approved the Amended and Restated Investment Management Agreement between Forward Management and the Trust on behalf of the Forward International Fixed Income Fund (the “International Fixed Income Fund”).

At an in-person meeting of the Board held on November 13, 2007, the Board, including a majority of the Independent Trustees, approved the Amended and Restated Investment Management Agreement between Forward Management and the Trust on behalf of the Forward Eastern Europe Equities Fund and Forward Asia Ex-Japan Equities Fund (each, a “New Fund,” collectively with the International Fixed Income Fund, the “New Funds” and together with the New Funds and other existing series of the Trust, the “Funds”).

In addition at the September 11, 2007 meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement between Forward Management and the Trust on behalf of the Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, Legato Fund, Long/Short Credit Analysis Fund and Real Estate Fund and the renewal of the Investment Management Agreement between the Trust and Forward Management on behalf of the Banking and Finance Fund, Growth Fund and Opportunities Fund (the “Advisory Agreement” and collectively with the Amended and Restated Investment Management Agreement, the “Advisory Agreements”).

In addition at the November 13, 2007 meeting, the Board, including a majority of the Independent Trustees, approved an amendment to the Amended and Restated Investment Management Agreement between Forward Management and the Trust on behalf of the Long/Short Credit Analysis Fund (the “Amendment”). The Amendment eliminated the performance fee payable to Forward Management and increased the advisory fee payable to Forward Management to 1.50% as a percentage of average daily net assets of the Long/Short Credit Analysis Fund. At a shareholder meeting held on December 28, 2007, shareholders of the Long/Short Credit Analysis Fund unanimously approved the Amendment.

In addition at the September 11, 2007 meeting, the Board, including a majority of Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) among the Trust, Forward Management and the following Sub-Advisors (each a “Sub-Advisor”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
Pictet Asset Management Limited	International Equity Fund International Small Companies Fund Global Emerging Markets Fund
Forward Uniplan Advisors, Inc.	Real Estate Fund
Netols Asset Management, Inc.	Legato Fund
Riverbridge Partners, LLC	Legato Fund
Emerald Mutual Fund Advisers Trust	Growth Fund Banking and Finance Fund Opportunities Fund
Piedmont Investment Advisers, LLC	Large Cap Fund
Cedar Ridge Partners, LLC	Long/Short Credit Analysis Fund

153	December 31, 2007

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

In addition, at the September 11, 2007 meeting, the Board, including a majority of the Independent Trustees, approved the investment sub-advisory agreement (the “PAM SA Agreement”) among Pictet Asset Management SA (“PAM SA”), Forward Management and the Trust on behalf of the International Fixed Income Fund.

In addition, at the November 13, 2007 meeting, the Board, including a majority of the Independent Trustees, approved the investment sub-advisory agreements (each, a “PAM Ltd Agreement” and collectively, the “PAM Ltd Agreements”) among the Trust, Forward Management and Pictet Asset Management Limited (“PAM Ltd”) on behalf of the Forward Asia Ex-Japan Equities Fund and Forward Eastern Europe Equities Fund. Each of PAM SA and PAM Ltd also are referred to herein as a “Sub-Advisor”. Collectively, the Advisory Agreements, the Amendment, the Sub-Advisory Agreements, PAM SA Agreement and PAM Ltd Agreements are referred to herein as the “Agreements.”

In addition, at the November 13, 2007 meeting, the Board, including a majority of the Independent Trustees, approved an amendment to the investment sub-advisory agreement among Forward Management, the Trust and Cedar Ridge Partners, LLC (“Cedar Ridge”) on behalf of the Long/Short Credit Analysis Fund (the “Amended Long/Short Sub-Advisory Agreement” and together with the Amendment, the “Amended Long/Short Agreements”).

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Trustees to evaluate the terms of the Agreements and Amended Long/Short Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to initially approve or approve the renewal of each Agreement, the Board also reviewed supplementary information, including comparative industry data, with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management and each Sub-Advisor, and information about the personnel providing investment management and administrative services to the Funds. In addition, during the course of each year, the Trustees receive a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in approving the Agreements and Amended Long/Short Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the Sierra Club Stock Fund, which Forward Management directly manages without

December 31, 2007	154

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

employing a sub-advisor. In evaluating each of the Agreements and Amended Long/Short Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) where applicable, the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, Extent and Quality of the Services

Advisory Agreements and the Amendment. The Board considered the nature of the services to be provided under the Advisory Agreements and the Amendment. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by, Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high-quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors.

Sub-Advisory Agreements, Amended Long/Short Sub-Advisory Agreement, PAM SA and PAM Ltd Agreements. The Board considered the benefits to shareholders of retaining or continuing to retain each Sub-Advisor, particularly in light of the nature, extent and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had

155	December 31, 2007

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided or expected to be provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer as required pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including frequent presentations made by representatives of the Sub-Advisors to the Board) during the course of the year. The Board noted that the International Fixed Income Fund would be the first registered investment company sub-advised by PAM SA and that Forward Management, as manager of managers, would supervise PAM SA in its sub-advisory role for the International Fixed Income Fund.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreements and the Amendment and each of the Sub-Advisors under the respective Sub-Advisory Agreements and the Amended Long/Short Sub-Advisory Agreement. The Board also concluded that it was satisfied with the nature, extent and quality of the management services expected to be provided by Forward Management, PAM SA and PAM Ltd for the New Funds.

Investment Performance

Existing Funds The Board considered information about each Fund’s historical performance, as applicable, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each existing Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisors, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund. The Board also noted the need for each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Trustees noted that as a general matter the Funds had periods of both underperformance and outperformance compared to their respective benchmarks and peer groups over time. Specifically, the Board noted:

•	The Legato Fund outperformed its peer group median during the one-year period ended June 30, 2007;

•	The International Equity Fund outperformed its peer group median during the one-, three- and five-year periods ended June 30, 2007;

•

The International Small Companies Fund underperformed its peer group during the one-year period ended June 30, 2007, but outperformed its peer group median during the three- and five-year periods, ended June 30, 2007;

December 31, 2007	156

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

•

The Global Emerging Markets Fund underperformed its peer group median for the one-year period ended June 30, 2007, but performed comparably to its peer group median during the three-year period ended June 30, 2007, and outperformed its peer group median for the five-year period ended June 30, 2007;

•

The Real Estate Fund underperformed its peer group median during the three- and five-year periods ended June 30, 2007, but outperformed its peer group median during the one-year period ended June 30, 2007;

•	The Growth Fund underperformed its peer group median during the one-, three- and five-year periods ended June 30, 2007;

•

The Banking and Finance Fund underperformed its peer group median for the one- and three-year periods ended June 30, 2007, but outperformed its peer group median for the five-year period ended June 30, 2007;

•	The Opportunities Fund underperformed its peer group median for the one-, three- and five-year period ended June 30, 2007;

•	The Large Cap Fund outperformed its peer group median year to date through June 30, 2007.

The Board noted that the Long/Short Credit Analysis Fund had not been ranked by Morningstar as of June 30, 2007. The Board considered that a number of the Funds’ underperformance was slight and that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreements subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreements subject to the supervision of the Board.

New Funds With respect to PAM Ltd and PAM SA, the Board considered information about the performance of composites of accounts managed by PAM Ltd and PAM SA with a strategy similar to the strategy to be utilized by PAM Ltd and PAM SA with respect to the New Funds.

The Board concluded that PAM Ltd and PAM SA have the ability to provide high quality investment management services to the respective New Funds over the long-term, subject to ongoing review of performance by Forward Management and the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreements and the Amendment. The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness

157	December 31, 2007

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

of Forward Management. The Board considered financial information previously provided by Forward Management with respect to its operating profit or loss, which indicated an operating loss for past years and an operating profit for more recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board noted that it generally is difficult to estimate or evaluate the expected profitability of newly organized funds initially, and that typically newly organized funds are not profitable to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board noted that a number of the Funds had been recently organized and/or had not yet obtained substantial assets, and that such Funds are not profitable to Forward Management. The Board also noted that Forward Management has been willing to incur expenses to replace Sub-Advisors when necessary.

The Board also considered information regarding the investment management fees charged to the Funds or to be charged to the New Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. In considering the Amendment, The Board also considered that, although the investment management fee would increase, the Long/Short Credit Analysis Fund would no longer pay a performance fee to Forward Management. Based on their evaluation of this information, and in particular noting that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board with respect to each Fund, the Board concluded that the fee schedule as set forth in the Advisory Agreements was reasonable.

The Board noted that Forward Management’s business consists primarily of managing the Funds and that Forward Management does not manage any other mutual funds or investment accounts other than the Funds, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisors and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation agreements.

The Board concluded that it was reasonable to infer that Forward Management’s profitability with respect to the Funds was not excessive and expected profitability with respect to the New Funds would not be excessive and that the advisory fees charged or to be charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements and the Amended Long/Short Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the advisory fees charged by the Sub-Advisors to their other clients and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that all sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and each Sub-Advisor. With respect to the Amended Long/Short Sub-Advisory Agreement,

December 31, 2007	158

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

the Trustees noted that although the sub-advisory fee would increase, Forward Management would no longer pay a performance fee to Cedar Ridge.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed substantial assets other than the Funds or had multiple business lines, and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement and the Amended Long/Short Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability or expected profitability with respect to the relevant Fund was not excessive and that the sub-advisory fees charged or to be charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of Scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size but recognized that the existing Funds currently have and that, at the outset, the New Funds would have, relatively small asset levels, and that Forward Management has historically subsidized Funds at smaller asset levels. The Board noted that the Advisory Agreements for most of the Funds reflect breakpoints in the advisory fees as the assets grow. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements and the Amended Long/Short Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of management fees payable to Forward Management, in the future.

Any Additional Benefits and Other Considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by each Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received, or will receive with respect to the New Funds, regular reports from each Sub-Advisor regarding its soft dollar policies and usage. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included benefits which were consistent with those generally derived by sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements and the

159	December 31, 2007

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Amended Long/Short Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreements and each Sub-Advisory Agreement, the approval of the PAM SA Agreement and PAM Ltd Agreements, and the approval of the Long/Short Agreements is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreements and each Sub-Advisory Agreement and approved the PAM SA Agreement, the PAM Ltd Agreements and Amended Long/Short Agreements.

December 31, 2007	160

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 60	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present) and President (2007 to present); Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (2001 to present); Director of Near East Foundation (2005 to present); President of Foundation of City College San Francisco (2006 to present); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Board of Overseers of Hoover Institution (2006 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	16	None

Donald O’Connor Age: 71	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	16	Trustee of the Advisors Series Trust (15) (1997 to present).

161	December 31, 2007

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 77	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	16	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (December 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present); PCG Private Equity Fund (March 1994 to present).

December 31, 2007	162

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 45	President, Trustee	Since 2001+	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); President and Director, ReFlow Fund, an investment services company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	16	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

163	December 31, 2007

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 58	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

December 31, 2007	164

Investment Advisor
Forward Management, LLC

Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Counsel
Dechert LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

Custodian
Brown Brothers Harriman & Co.

Transfer Agent
ALPS Fund Services, Inc.

FORWARDFUNDS

Core
Forward Large Cap Equity Fund

Forward Progressive
Forward Progressive Real Estate Fund
Sierra Club Stock Fund

ReFlow LIQUIDITY

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FWD001283 030109

FORWARD FUNDS

Annual Report
Forward Hoover Mini-Cap Fund

December 31, 2007

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2007

1

Dear Shareholder:

2007 was a year of market volatility and the year ended with the word “subprime” on the tip of everyone’s tongue. Acute concerns about losses resulting from imprudent loans roiled the stock and bond markets during the year and led pundits to conclude that the U.S. economy was headed for recession. These prognostications only served to heighten investor anxiety.

At periods of time when investors are confronted with increasing uncertainties, coupled with extreme angst, it is important to take a step back and review the big picture. Economic activity across the globe remains robust, unemployment in the U.S. and abroad is at low levels, and interest rates are at historically low levels. These fundamental factors may be ignored from time to time as sentiment moves to extremes of pessimism, but eventually we believe these fundamental factors will exert a positive influence on the capital markets.

In 2005 and 2006, stock market volatility, as measured by the CBOE Volatility Index, reached the lowest levels it had witnessed in a generation. In those halcyon days, the stock market experienced one of its longest periods on record without having a 10% correction. In 2007, these trends began to reverse. Volatility increased and the market had a number of harrowing twists and turns. It is important to reiterate our firmly held conviction that diversification and asset allocation are the most effective tools in combating the volatility of an investor’s overall portfolio to optimize long-term returns.

The goal of asset allocation is to blend investments with different returns and volatility characteristics so that the risks inherent in any one asset class may be balanced by investments that may respond to a different set of market factors. While one would always like to have maximum exposure to the best performing asset classes and avoid the worst performing asset classes, history has shown that it is impossible to predict such outcomes in advance. Market leadership frequently rotates from one asset class to another. Since different asset classes have been shown to have different risk and return characteristics that are less than perfectly correlated with each other, the benefits of combining them in a diversified portfolio has been well documented by academics and investors alike.

One of our goals at Forward Funds is to offer a range of non-correlated investment opportunities in nascent and emerging asset classes. This past year we introduced three new funds that further this goal: Forward Asia Ex-Japan Equities Fund, Forward Eastern Europe Equities Fund and Forward International Fixed Income Fund.

Given the strength in the global economy, the foreign markets have performed strongly and have been less exposed to the issues that have recently roiled the U.S. stock and bond markets. The Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund were launched in December and offer portfolios that invest in emerging market economies to provide investors greater access to new and rapidly growing areas of the global economy.

The idea that international diversification offers benefits to investors has become widely accepted. We believe it is important for investors to continually reexamine the weighting of their investment allocations, especially to non-U.S. securities. While the U.S. stock market represents less than half of the global stock market capitalization as measured by the MSCI All Countries World Index (ACWI), the weighting of international stocks in many investors’ portfolios is rarely greater than a third of investors’ stock allocations. We believe investors may see additional benefits by increasing their allocations to international holdings.

December 31, 2007	2

International diversification also may make sense for investors’ fixed income investments. These benefits come from two primary sources—the difference in interest rate cycles outside the U.S. economy, as well as the movements in foreign currencies. We launched the Forward International Fixed Income Fund in October to offer investors access to this emerging asset class. The fund gives investors exposure to a blend of foreign fixed income investments, including exposure to high-yield and emerging markets debt.

Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon. We believe such an evaluation is best undertaken with a financial advisor or investment professional.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2007, and thank you for the continued confidence that you place in our Funds.

Best regards,

J. Alan Reid Jr.

President

Forward Management, LLC

In order to align and simplify the names of our sixteen mutual funds, the following Forward Funds will change their names as of May 1, 2008:

Current Name	New Name
Forward Emerald Banking and Finance Fund	Forward Banking and Finance Fund
Forward Emerald Growth Fund	Forward Growth Fund
Forward Emerald Opportunities Fund	Forward Opportunities Fund
Forward Global Emerging Markets Fund	Forward Emerging Markets Fund
Forward Hoover Small Cap Equity Fund	Forward Small Cap Equity Fund
Forward Hoover Mini-Cap Fund	Forward Mini-Cap Fund

Please note that the ticker symbols and CUSIPs for these funds will not change.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation. Real estate funds will be subject to a higher degree of market risk due to concentration in a specific industry or in geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

CBOE Volatility Index is an index of implied volatility based on the CBOE’s OEX options. The exchange calculates the implied volatility of eight at-the-money or near-the-money strikes (both puts and calls) with a weighted average time to maturity of 30 days.

The discussions concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Fund in the future, including the portfolio manager’s outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio manager’s expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Fund. Actual events may cause adjustments in the portfolio manager’s strategies from those currently expected to be employed, and the outlook of the portfolio manager is subject to change.

3	December 31, 2007

Forward Hoover Mini-Cap Fund

Since the market volatility that began in August of 2007, mini and small cap stocks have declined more than large cap stocks. Capital preservation is always our first goal, and this becomes even more important in a down market because of reverse math. For example, if a stock is down 50%, it must recover 100% to break even (down 25% = up 33%, down 20% = up 25%). Once the current decline is over, we anticipate that mini and small caps will rebound more rapidly—which was the case in more recent down draft years like 2003, 2000, 1998, as well as 1974. Our reasons are many: growth is faster (the law of small numbers creates a greater impact from innovation and growth), there are more stocks from which to select and in recovering from a stock market bottom, higher volatility brings better returns.

For the year, the Fund’s Investor Class returned -3.04% and its benchmark, the Russell 2000 Index, returned -1.57%.

During the third and fourth quarters of 2007, we repositioned the portfolio to less cyclical exposure. In what was, and continues to be, an uncertain U.S. economic environment, we lightened our cyclical exposure in favor of companies where growth can persist in either a strong or weak economy. In addition, we continued to lower our Consumer and Financial weightings while adding to the Healthcare, Consumer Staples, Utilities and Energy sectors.

We continue to seek growth companies, not “defensive” names in these less cyclical industries and sectors, as well as special situations. Successful themes for 2007 included domestic security, aerospace and defense suppliers, energy, healthcare cost containment, energy infrastructure, suppliers to the telecom industry and consumer turnaround companies. We remain focused on company-specific stocks with accelerating growth catalysts, strong management teams, improving margins, and companies whose dividends increase in line with earnings.

Our Consumer Discretionary sector outperformed the benchmark in the final quarter of 2007. We reduced our weighting to 13.95% due to weakness of the U.S. consumer. We also reduced our weighting in the Financial Services sector to 13.06%. Our strongest performance in the sector came from TheStreet.com and Advent Software.

In the Healthcare sector, we increased our weighting during the last quarter to 17.54% and expect to continue to increase our weighting during the first quarter of 2008. This sector outperformed the benchmark in the fourth quarter due to strong stock performance. We will continue to seek companies providing cost containment, productivity in medical record keeping and innovative medical devices while avoiding companies reliant on binary events like FDA approval or congressional actions.

In the Industrial side of the economy, we increased our weighting at the end of the year to 7.27% in Materials and Processing. Stocks in this sector contain a mix of homeland security, steel and building materials companies. We increased our Energy weighting for the final quarter to 9.87%, which was overweight the Index. We will continue to invest in U.S. oil and natural gas producers and energy service companies.

We have maintained our weighting in the Technology sector to end the year at 9.30%. Strong stock selection in this sector contributed strong returns in the last quarter of the year, and our top performer in the sector was MicroStrategy.

We increased our weighting in the Utilities sector during the last quarter to 3.31%. Strong stock selection was the catalyst for the outperformance in this sector. We continue to seek companies in this sector that we believe have specific advantages to enhance earnings, such as strong population growth, positive regulatory environment, low cost fuel sources such as hydropower and special projects.

We anticipate further volatility in the market until the extent of the financial dislocation and the consequent economic downturn is priced into stocks. Historically, bear markets have lasted an average of about nine months. Thus, if the Russell downturn started in July 2007, we can potentially look for a stronger market possibly in the second quarter of 2008. Of course predicting the market is difficult; investing in the correct companies is our job and that is very concrete.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

As of December 31, 2007, the Fund had the following positions in the portfolio:

TheStreet.com – 1.67%; Advent Software – 1.37%; MicroStrategy – 0.00%

These allocations may not reflect the current or future positions.

December 31, 2007	4

Forward Hoover Mini-Cap Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

5	December 31, 2007

Forward Hoover Mini-Cap Fund

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Investor Class	-3.04%	15.29%	15.29%	01/02/03

Institutional Class	-2.73%	N/A	11.29%	08/15/03

(a) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2007	6

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2007 and September 30, 2007. The Fund Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

7	December 31, 2007

Forward Hoover Mini-Cap Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2007

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/07–12/31/07
Investor Class
Actual	$1,000.00	$897.90	1.55%	$7.42

Hypothetical	$1,000.00	$1,017.38	1.55%	$7.89
Institutional Class
Actual	$1,000.00	$899.00	1.25%	$5.98

Hypothetical	$1,000.00	$1,018.91	1.25%	$6.35

(a) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2007	8

Forward Hoover Mini-Cap Fund

Portfolio of Investments (Note 10)

Shares		Value (Note 2)

COMMON STOCKS: 96.78%
Auto & Transportation: 6.38%

20,300	Air Methods Corp.(a)	$1,008,301

36,000	Alaska Air Group, Inc.(a)	900,360

31,000	Allegiant Travel Co.(a)	996,340

43,100	Forward Air Corp.	1,343,427

61,900	LMI Aerospace, Inc.(a)	1,640,969

		5,889,397

Consumer Discretionary: 13.95%

60,500	California Pizza Kitchen, Inc.(a)	941,985

54,500	Cornell Cos., Inc.(a)	1,270,940

28,400	The GEO Group, Inc.(a)	795,200

78,200	Mitcham Industries, Inc.(a)	1,607,792

101,900	Nathan’s Famous, Inc.(a)	1,780,193

171,800	NIC, Inc.	1,449,992

90,400	PriceSmart, Inc.	2,717,424

73,700	Stage Stores, Inc.	1,090,760

55,600	Volcom, Inc.(a)	1,224,868

		12,879,154

Consumer Staples: 1.69%

71,800	Chiquita Brands International, Inc.(a)(b)	1,320,402

18,100	SunOpta, Inc.(a)	241,635

		1,562,037

Energy: 9.87%

29,500	Bill Barrett Corp.(a)	1,235,165

30,500	Carrizo Oil & Gas, Inc.(a)	1,669,875

28,400	Comstock Resources, Inc.(a)	965,600

33,100	Lufkin Industries, Inc.	1,896,299

34,000	NATCO Group, Inc.(a)	1,841,100

50,000	Rex Energy Corp.(a)	596,500

19,300	T-3 Energy Services, Inc.(a)	907,293

		9,111,832

Financial Services: 13.06%

23,300	Advent Software, Inc.(a)	1,260,530

29,900	Calamos Asset Management, Inc.	890,422

Shares		Value (Note 2)

52,600	Cohen & Steers, Inc.(b)	$1,576,422

95,500	Cybersource Corp.(a)	1,697,035

29,400	Interactive Brokers Group, Inc.(a)	950,208

52,400	INVESTools, Inc.(a)	929,576

71,300	Knight Capital Group, Inc.(a)	1,026,720

19,700	Signature Bank(a)	664,875

96,600	TheStreet.com, Inc.	1,537,872

111,000	Thomas Weisel Partners Group, Inc.(a)	1,524,030

		12,057,690

Health Care: 17.54%

29,667	Amedisys, Inc.(a)	1,439,443

17,700	Analogic Corp.	1,198,644

30,600	The Ensign Group, Inc.	440,640

49,562	Healthcare Services Group, Inc.	1,049,723

56,600	HMS Holdings Corp.(a)	1,879,686

89,500	IRIS International, Inc.(a)	1,755,990

20,300	Kendle International, Inc.(a)(b)	993,076

75,400	LHC Group, Inc.(a)	1,883,492

42,000	Luminex Corp.(a)(b)	682,080

41,600	Medical Action Industries, Inc.(a)	867,360

51,100	Medtox Scientific, Inc.(a)	923,377

30,500	Meridian Bioscience, Inc.	917,440

20,000	Orthofix International N.V.(a)	1,159,400

42,200	Somanetics Corp.(a)	998,030

		16,188,381

Materials & Processing: 7.27%

11,700	Calavo Growers, Inc.	220,662

15,500	Dynamic Materials Corp.	912,950

61,900	Hawk Corp.(a)	1,115,438

192,300	Hill International, Inc.(a)	2,724,891

22,400	Multi-Color Corp.	615,328

55,500	Ultralife Batteries, Inc.(a)	1,118,325

		6,707,594

See Notes to Financial Statements	9	December 31, 2007

Forward Hoover Mini-Cap Fund

Portfolio of Investments (Note 10)

Shares		Value (Note 2)

Producer Durables: 14.41%

43,000	American Ecology Corp.	$1,009,640

19,500	Cascade Corp.	905,970

60,200	Columbus McKinnon Corp.(a)	1,963,724

164,600	Darling International, Inc.(a)	1,902,776

39,200	Ducommun, Inc.(a)	1,489,600

100,800	Flow International Corp.(a)	939,456

44,400	Kadant, Inc.(a)	1,317,348

6,300	The Middleby Corp.(a)(b)	482,706

33,100	Powell Industries, Inc.(a)	1,458,717

68,000	Titan Machinery, Inc.(a)	890,800

13,200	Twin Disc, Inc.	934,164

		13,294,901

Technology: 9.30%

79,500	Ariba, Inc.(a)	886,425

66,700	BluePhoenix Solutions, Ltd.(a)(b)	1,208,604

37,200	Checkpoint Systems, Inc.(a)	966,456

35,800	GeoEye, Inc.(a)	1,204,670

69,900	JDA Software Group, Inc.(a)	1,430,154

45,000	MEMSIC, Inc.(a)(b)	455,850

156,600	Secure Computing Corp.(a)	1,503,360

31,600	SRA International, Inc.(a)	930,620

		8,586,139

Utilities: 3.31%

56,500	MGE Energy, Inc.	2,004,055

70,800	Premiere Global Services, Inc.(a)	1,051,380

		3,055,435

	Total Common Stocks (Cost $81,544,451)	89,332,560

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 3.38%
$3,122,266	Bank of America — London 2.530%, due 01/02/08	$3,122,266

	Total Short-Term Bank Debt Instruments (Cost $3,122,266)	3,122,266
	Total Investments: 100.16% (excluding investments purchased with cash collateral from securities loaned) (Cost $84,666,717)	92,454,826

Shares

INVESTMENTS PURCHASED WITH CASHCOLLATERAL FROM SECURITIES LOANED: 6.45%
5,953,324	Brown Brothers Investment Trust, Securities Lending Investment Fund(c)	5,953,324

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $5,953,324)	5,953,324

	Total Investments: 106.61% (Cost $90,620,041)	98,408,150

	Net Other Assets and Liabilities: (6.61)%	(6,097,789)

	Net Assets: 100.00%	$92,310,361

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. (Note 2)

Percentages are stated as a percent of net assets.

December 31, 2007	10	See Notes to Financial Statements

Statement of Assets and Liabilities

FORWARD HOOVER MINI-CAP FUND
ASSETS:
Investments, at value(a)	$98,408,150
Receivable for investments sold	2,105,063
Receivable for shares sold	5,573
Interest and dividends receivable	31,905
Other assets	8,696

Total Assets	100,559,387

LIABILITIES:
Payable for investments purchased	2,170,884
Payable for shares redeemed	20,298
Payable for collateral upon return of securities loaned	5,953,324
Payable to advisor	55,509
Payable for distribution and service fees	2,065
Payable to trustees	3,315
Payable for chief compliance officer fee	1,621
Payable to ReFlow	114
Accrued expenses and other liabilities	41,896

Total Liabilities	8,249,026

NET ASSETS	$92,310,361

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$88,088,958
Accumulated net realized loss on investments	(3,566,706)
Net unrealized appreciation on investments	7,788,109

TOTAL NET ASSETS	$92,310,361

INVESTMENTS, AT COST	$90,620,041

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$16.62
Net Assets	$7,908,930
Shares of beneficial interest outstanding	475,833
Institutional Class:
Net Asset Value, offering and redemption price per share	$17.03
Net Assets	$84,401,431
Shares of beneficial interest outstanding	4,954,927

(a) At December 31, 2007, securities with a market value of $5,749,705 were on loan to brokers.

See Notes to Financial Statements	11	December 31, 2007

Statement of Operations

For the Year Ended December 31, 2007

FORWARD HOOVER MINI-CAP FUND

INVESTMENT INCOME:
Interest	$ 302,955
Dividends	416,961
Securities lending income	88,512

Total investment income	808,428

EXPENSES:
Investment advisory fee	1,135,475
Administrative fee	65,390
Custodian fee	30,570
Legal and audit fee	55,016
Transfer agent fee	27,285
Trustees’ fees and expenses	13,411
Registration/filing fees	27,417
Reports to shareholder and printing fees	87,734
Distribution and service fees — Investor Class	29,172
Repayment of reimbursed expenses	14,407
ReFlow fees (Note 2)	336
Chief compliance officer fee	6,323
Other	11,836

Total expenses before waiver	1,504,372
Less fees waived/reimbursed by investment advisor	(118,548)

Total net expenses	1,385,824

NET INVESTMENT LOSS:	(577,396)

Net realized gain on investments	3,678,266
Net change in unrealized depreciation on investments	(5,337,613)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,659,347)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,236,743)

December 31, 2007	12	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD HOOVER MINI-CAP FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment loss	$(577,396)	$(195,853)
Net realized gain on investments	3,678,266	5,268,379
Net change in unrealized appreciation/(depreciation) on investments	(5,337,613)	7,451,134

Net increase/(decrease) in net assets resulting from operations	(2,236,743)	12,523,660

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(945,964)	(437,780)
Institutional Class	(9,763,833)	(3,749,968)

Total distributions	(10,709,797)	(4,187,748)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	1,635,406	6,795,086
Issued to shareholders in reinvestment of distributions	587,268	267,031
Cost of shares redeemed, net of redemption fees (Note 7)	(3,389,924)	(6,023,952)

Net increase/(decrease) from share transactions	(1,167,250)	1,038,165

INSTITUTIONAL CLASS
Proceeds from sale of shares	3,489,940	64,017,310
Issued to shareholders in reinvestment of distributions	7,756,891	2,999,701
Cost of shares redeemed, net of redemption fees (Note 7)	(15,205,767)	(5,837,131)

Net increase/(decrease) from share transactions	(3,958,936)	61,179,880

Net increase/(decrease) in net assets	$(18,072,726)	$70,553,957

NET ASSETS:
Beginning of period	110,383,087	39,829,130

End of period (including accumulated net investment income of $0 and $8,874, respectively)	$92,310,361	$110,383,087

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	83,636	347,938
Distributions reinvested	34,710	14,010
Redeemed	(171,974)	(323,226)

Net increase/(decrease) in shares outstanding	(53,628)	38,722

INSTITUTIONAL CLASS
Sold	174,573	3,532,517
Distributions reinvested	447,352	154,544
Redeemed	(771,011)	(305,714)

Net increase/(decrease) in shares outstanding	(149,086)	3,381,347

See Notes to Financial Statements	13	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Mini-Cap Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.27		$17.81		$16.26	$14.21	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.19)		(0.16)		(0.20)	(0.19)	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.36)		2.36		2.20	2.41	4.52

Total from Investment Operations	(0.55)		2.20		2.00	2.22	4.39

LESS DISTRIBUTIONS:
From capital gains	(2.10)		(0.75)		(0.45)	(0.17)	(0.18)

Total Distributions	(2.10)		(0.75)		(0.45)	(0.17)	(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00	(b)	0.01		0.00 (b)	0.00 (b)	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.65)		1.46		1.55	2.05	4.21

NET ASSET VALUE, END OF PERIOD	$16.62		$19.27		$17.81	$16.26	$14.21

TOTAL RETURN	(3.04)%		12.44%		12.28%	15.64%	43.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$7,909		$10,202		$8,741	$7,722	$6,027
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.85)%		(0.74)%		(1.25)%	(1.41)%	(1.67)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.60	%(d)	1.78	%(c)	1.99%	1.95%	1.99%
Operating expenses excluding reimbursement/waiver	1.69%		1.78%		1.99%	2.21%	4.84%
PORTFOLIO TURNOVER RATE	321%		270%		277%	306%	421%

(a) The Fund began offering Investor Class shares on January 1, 2003.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.99% to 1.79%.

(d) Effective January 2, 2007 to October 31, 2007, there was no expense limitation. Effective November 1, 2007, the expense limitation is 1.60%.

December 31, 2007	14	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Mini-Cap Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004	PERIOD ENDED DECEMBER 31, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.63		$18.05		$16.38	$14.24	$13.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.09)		(0.02)		(0.11)	(0.09)	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.41)		2.35		2.23	2.40	1.43

Total from Investment Operations	(0.50)		2.33		2.12	2.31	1.40

LESS DISTRIBUTIONS:
From capital gains	(2.10)		(0.75)		(0.45)	(0.17)	(0.18)

Total Distributions	(2.10)		(0.75)		(0.45)	(0.17)	(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.60)		1.58		1.67	2.14	1.22

NET ASSET VALUE, END OF PERIOD	$17.03		$19.63		$18.05	$16.38	$14.24

TOTAL RETURN	(2.73)%		12.94%		12.92%	16.24%	10.76	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$84,401		$100,181		$31,088	$24,706	$9,373
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.50)%		(0.19)%		(0.69)%	(0.86)%	(1.04	)%(d)
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.25	%(g)	1.23	%(e)	1.43%	1.43%	1.43	%(d)
Operating expenses excluding reimbursement/waiver	1.36%		1.37%		1.71%	1.87%	3.44	%(d)
PORTFOLIO TURNOVER RATE	321%		270%		277%	306%	421	%(f)

(a) The Fund began offering Institutional Class shares on August 15, 2003.

(b) Amount represents less than $0.01 per share.

(c) Not Annualized.

(d) Annualized.

(e) Effective January 2, 2006, the net expense limitation changed from 1.43% to 1.23%.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2003.

(g) Effective January 2, 2007 to March 31, 2007, there was no expense limitation. Effective April 1, 2007, the expense limitation is 1.25%.

See Notes to Financial Statements	15	December 31, 2007

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This annual report describes one portfolio offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward Hoover Mini-Cap Fund (the “Fund”). The Fund seeks to achieve high total returns and invests primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Forward Emerald Banking and Finance Fund, the Forward Emerald Growth Fund, the Forward Emerald Opportunities Fund, the Forward Global Emerging Markets Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Equity Fund, the Forward International Fixed Income Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward Progressive Real Estate Fund and the Sierra Club Stock Fund have presented their financial statements and financial highlights in separate annual reports.

The Fund offers Investor Class and Institutional Class shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Fund may invest a high percentage of its assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate in investments in a particular sector.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sales price or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities in their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The

December 31, 2007	16

Notes to Financial Statements

foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund generally values its holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a readily available market does not exist, which are valued under the direction of the Board of Trustees or by the Sub-Advisor using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world-class commercial bank. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

17	December 31, 2007

Notes to Financial Statements

Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2007, the Fund had securities on loan valued at $5,749,705 and received cash with a value of $5,953,324 as collateral.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually by the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Fund recharacterizes distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as

December 31, 2007	18

Notes to Financial Statements

long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and on the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust in proportion to their average daily net assets. The Fund offers multiple share classes and all of the realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund

19	December 31, 2007

Notes to Financial Statements

for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. Until November 1, 2007, the Fund waived its redemption fees with respect to redemptions by ReFlow. After that date there were no redemption fees charged by the Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (Forward Management” or the “Advisor”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. ReFlow fees that were incurred by the Fund during the year ended December 31, 2007 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rate, as of December 31, 2007, based on the Fund’s average daily net assets of 1.05%.

The Trust and Forward Management have entered into an investment sub-advisory agreement with Hoover Investment Management Co., LLC (“Hoover” or the “Sub-Advisor”) for the Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Forward Management calculated daily and payable monthly based on the Fund’s average daily net assets of 0.70% on assets up to and including $100 million and 0.55% on assets over $ 100 million.

Expense Limitations

The Advisor has agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund will reimburse the Advisor for any fee waivers made by the Advisor, provided that any such reimbursements made by the Fund to the Advisor will not cause the Fund’s expense ratio to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Effective April 1, 2007, the Advisor has contractually agreed to waive a portion of its fees until January 31, 2009 in amounts necessary to limit the Fund’s operating expenses for Institutional Class shares to an annual rate of 1.25%. Effective November 1, 2007, the Advisor has contractually agreed to waive a portion of its fees until January 31, 2009 in amounts necessary to limit the Fund’s operating expenses for Investor Class shares to an annual rate of 1.60%. Prior to those dates the Advisor had not contractually agreed to waive a portion of its fees for Investor Class and Institutional Class shares. Effective February 1, 2008, the Fund has entered into an agreement to reimburse the Investment Advisor for any fee waivers and expense reimbursements made by the Advisor pursuant to the terms described above.

For the year ended December 31, 2007, the fee waivers and recoupment of previously waived fees for the Fund were as follows:

CLASS	FEES WAIVED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Investor Class	$8,745	$(3,963)	$4,782
Institutional Class	109,803	(10,444)	99,359

At December 31, 2007, the balance of recoupable expenses for the Fund were as follows:

CLASS	2004	2005	2006	2007	TOTAL
Investor Class	$13,136	$0	$671	$8,745	$22,552
Institutional Class	61,183	78,439	80,625	109,803	330,050

December 31, 2007	20

Notes to Financial Statements

4. Distribution Plans and Shareholder Services Plans

The Fund has adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”) for the Investor Class shares of the Fund. Under the Distribution Plan the Fund pays a distribution fee on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares.

In addition, the Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) for Investor Class shares of the Fund that may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of the average daily net assets attributable to Investor Class shares. At a Regular meeting of the Trustees held on January 8, 2008, the Trustees, including the Independent Trustees, approved an amended shareholder services plan effective May 1, 2008, under which the Fund may pay shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets attributable to Investor Class shares and up to 0.05% of the average daily net assets attributable to Institutional Class shares.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. For the year ended December 31, 2007, Institutional Class shares of the Fund were not subject to distribution or shareholder service fees.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Fund’s administrator.

AFS serves as the Trust’s transfer agent and dividend paying agent.

Brown Brothers Harriman & Co. (“BBH”) is the Fund’s custodian.

5. Trustees

The overall responsibility for oversight of the Fund rests with the Board of Trustees of the Trust. As of December 31, 2007, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). The Trust pays each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each per regular meeting for attendance in person, $4,000 each per regular meeting for attendance by telephone and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee receives no compensation from the Trust.

6. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

21	December 31, 2007

Notes to Financial Statements

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

At a Regular meeting of the Board of Trustees held on September 10, 2007, the Trustees, including all of the Independent Trustees, approved a proposal on behalf of the Fund to eliminate the 2.00% redemption fee imposed on shares sold or exchanged within 180 days of purchase effective November 1, 2007. Prior to that date shares exchanged or redeemed within 180 days of purchase incurred a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the “cost of shares redeemed” in the Statement of Changes in Net Assets. The redemption fees retained by the Fund for the year ended December 31, 2007 were $3,302.

The following entities owned of record or beneficially, as of December 31, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

CLASS	NAME	PERCENTAGE
Investor Class	Charles Schwab & Co., Inc.	41.23%
	Sutton Place Associates, LLC	33.05%
	National Financial Services, Corp.	7.27%

Institutional Class	Prudential Investment Management	65.84%
	SEI Private Trust Co.	13.30%
	Charles Schwab & Co., Inc.	11.83%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding temporary short-term securities, were $326,507,965 and $341,069,037, respectively, during the year ended December 31, 2007.

9. Tax Basis Information

Reclassifications: At December 31, 2007, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in book and tax distributions and treatment of net investment loss. These reclassifications were as follows:

Decrease Paid-In Capital	$(40,140)
Increase Accumulated Net Investment Income	568,522
Increase Accumulated Net Realized Loss	(528,382)

Tax Basis of Investments: At December 31, 2007, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

Cost of Investments	$90,732,257
Gross Unrealized Appreciation	$9,805,458
Gross Unrealized Depreciation	(2,129,565)

Net Unrealized Appreciation/(Depreciation)	$7,675,893

December 31, 2007	22

Notes to Financial Statements

Post October Loss: Under current tax law capital loss realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2007, the Fund elected to defer capital loss occurring between November 1, 2007 and December 31, 2007 in the amount of $3,454,490.

Tax Basis of Distributable Earnings: At December 31, 2007, the following components of accumulated earnings on a tax basis were as follows:

Post-October losses	$(3,454,490)
Net unrealized appreciation on investments	7,675,893

Total distributable earnings	$4,221,403

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the year ended December 31, 2007, was characterized as follows:

Ordinary Income	$6,628,400
Long-Term Capital Gain	4,081,397

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. Custody Offset Agreement

Forward Management (on behalf of the Fund) and BBH have executed a Custody Fee Offset Agreement. This service arrangement with BBH and its brokerage area will allow the Fund and its sub-advisor to recognize efficiencies, competitive commission rates and ultimately offset custody expenses under the terms of this Agreement. For the year ended December 31, 2007, there were no such credits received by the Fund.

12. Accounting Standards

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined the implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund.

As of and during the period ended December 31, 2007, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principals and expands disclosure about fair value measurements. FAS 157 becomes effective for fiscal years beginning after November 15, 2007. Forward Funds is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

23	December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Hoover Mini-Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Hoover Mini-Cap Fund (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2008

December 31, 2007	24

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund will designate $4,081,397 as long-term capital gain dividends.

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

To reduce expenses, your Financial Intermediary may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary. Your Financial Intermediary will begin sending you individual copies thirty days after receiving your request.

25	December 31, 2007

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment Advisory Agreement and Sub-Advisory Agreement for management of the Funds.

At an in-person meeting of the Board held on September 11, 2007, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”) approved the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management and the Trust on behalf of the Forward Hoover Mini-Cap Fund (the “Fund,” and together with the other existing series of the Trust, the “Funds”).

Also at the September 11, 2007 meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, Forward Management and Hoover Investment Management Co., LLC (the “Sub-Advisor”) on behalf of the Fund.

Collectively, the Advisory Agreement and Sub-Advisory Agreement are referred to herein as the “Agreements.”

In connection with the meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Fund, requested information to enable the Trustees to evaluate the terms of the Agreements. In response, Forward Management and the Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of each Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management and the Sub-Advisor, and information about the personnel providing investment management and administrative services to the Fund. In addition, during the course of each year, the Trustees receive a wide variety of materials relating to the services provided by Forward Management and the Sub-Advisor. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisor to the Fund.

Discussed below are the factors the Board considered in approving the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs the Sub-Advisor pursuant to the Sub-Advisory Agreement for the day-to-day management of the Fund. In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and the Sub-Advisor; (ii) the investment performance of the Fund and the Sub-Advisor; (iii) the reasonableness of investment advisory compensation to

December 31, 2007	26

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and the Sub-Advisor from their relationship with the Fund; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of Forward Management and the Sub-Advisor to provide an appropriate level of support and resources to the Fund and whether Forward Management and the Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and the Sub-Advisor as it relates to their ability to provide services to the Fund.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Fund and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Fund by, Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high-quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Fund, including the measures taken by Forward Management to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisor to the Fund.

Sub-Advisory Agreement. The Board considered the benefits to shareholders of continuing to retain the Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by the Sub-Advisor. The Board considered that the Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided or expected to be provided to the Fund over both the short and long term and the organizational depth and stability of the Sub-Advisor, including the background and experience of the Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Fund by the portfolio management team. In this connection, the Board has received presentations

27	December 31, 2007

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

from portfolio management personnel from the Sub-Advisor and has discussed investment results with such personnel. The Board also considered the Sub-Advisor’s compliance operations with respect to the Fund, including the assessment of the Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer as required pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisor to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreement and of the Sub-Advisor under the Sub-Advisory Agreement.

Investment Performance

The Board considered information about the Fund’s historical performance, noting that there were periods of underperformance and outperformance relative to the Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of the Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisor, the Board also considered that the Sub-Advisor had served as a Sub-Advisor to the Fund since its inception. The Board also noted the need for the Sub-Advisor to adhere to its investment mandate, which could at times have an impact on a Fund’s performance.

The Trustees noted that as a general matter the Fund had periods of both underperformance and outperformance compared to its respective benchmarks and peer groups over time. Specifically, the Board noted that the Fund underperformed its peer group median in the one-year period ended June 30, 2007 but outperformed its peer group median in the three-year period ended June 30, 2007. The Board considered that the Fund’s underperformance was slight, and that the Fund had outperformed its benchmarks and peer group during other periods. The Board also recognized that certain asset classes may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of the Fund with Forward Management and took note of Forward Management’s plan to continue to monitor and address performance.

Performance information for each class of shares of the Fund, including performance relative to the Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined to continue to monitor the performance of the Fund and concluded after consideration of the performance and strategy for the Fund that the Sub-Advisor should continue to serve under the Sub-Advisory Agreement subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Fund, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management with respect to its operating profit or loss, which indicated an operating loss for past years and an operating profit for more recent periods. The Board noted that

December 31, 2007	28

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust, including the Fund, for certain operating expenses that exceeded stated expense limits and that amounts waived or reimbursed by Forward Management in total have been substantial. The Board noted that a number of the Funds had been recently organized and/or had not yet obtained substantial assets, and that such Funds are not profitable to Forward Management. The Board also noted that Forward Management has been willing to incur expenses to replace Sub-Advisors when necessary.

The Board also considered information regarding the investment management fee charged to the Fund by Forward Management and operating expense comparisons for the Fund compared with other comparable registered investment companies. Based on their evaluation of this information, and in particular noting that the investment management fees to be paid to Forward Management with respect to the Fund were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board with respect to the Fund, the Board concluded that the fee schedule for the Fund as set forth in the Amended and Restated Investment Management Agreement was reasonable.

The Board noted that Forward Management’s business consists primarily of managing the Funds and that Forward Management does not manage any other mutual funds or investment accounts other than the Funds, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisor and that the overall expense ratio of each class of shares of the Fund is currently limited by Forward Management pursuant to contractual expense limitation agreements.

The Board concluded that it was reasonable to infer that Forward Management’s profitability with respect to the Fund was not excessive and that the advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the advisory fees charged by the Sub-Advisor to its other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that the sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and the Sub-Advisor.

The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed substantial assets other than the Fund and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Additionally, with respect to profitability, the Board considered that the Sub-Advisor’s fees will be paid by Forward Management and not the Fund, at a rate negotiated between Forward Management and the Sub-Advisor. Based on the prior information provided and the nature of the

29	December 31, 2007

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the Fund was not excessive and that the sub-advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Economies of scale

The Board considered the potential of Forward Management and the Fund to experience economies of scale as the Fund grows in size. The Board concluded that, considering the size and operating history of the Fund and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, and the appropriateness of management fees payable to Forward Management, in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Fund, including the fees paid by the Fund to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Fund’s participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. In this connection, the Board has received regular reports from the Sub-Advisor regarding its soft dollar policies and usage. The Board concluded that any potential benefits to be derived by the Sub-Advisor from its relationship with the Fund included benefits which were consistent with those generally derived by sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement.

December 31, 2007	30

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 60	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present) and President (2007 to present); Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (2001 to present) Director of Near East Foundation (2005 to present); President of Foundation of City College San Francisco (2006 to present); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Board of Overseers of Hoover Institution (2006 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	16	None

Donald O’Connor Age: 71	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	16	Trustee of the Advisors Series Trust (15) (1997 to present).

31	December 31, 2007

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***

DeWitt F. Bowman Age: 77	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	16	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (December 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present); PCG Private Equity Fund (March 1994 to present).

December 31, 2007	32

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 45	President, Trustee	Since 2001+	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); President and Director, ReFlow Fund, an investment services company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	16	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

33	December 31, 2007

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 58	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

December 31, 2007	34

FORWARDFUNDS

Annual Report

Forward Hoover Small Cap Equity Fund

December 31, 2007

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2007

1

Dear Shareholder:

2007 was a year of market volatility and the year ended with the word “subprime” on the tip of everyone’s tongue. Acute concerns about losses resulting from imprudent loans roiled the stock and bond markets during the year and led pundits to conclude that the U.S. economy was headed for recession. These prognostications only served to heighten investor anxiety.

At periods of time when investors are confronted with increasing uncertainties, coupled with extreme angst, it is important to take a step back and review the big picture. Economic activity across the globe remains robust, unemployment in the U.S. and abroad is at low levels, and interest rates are at historically low levels. These fundamental factors may be ignored from time to time as sentiment moves to extremes of pessimism, but eventually we believe these fundamental factors will exert a positive influence on the capital markets.

In 2005 and 2006, stock market volatility, as measured by the CBOE Volatility Index, reached the lowest levels it had witnessed in a generation. In those halcyon days, the stock market experienced one of its longest periods on record without having a 10% correction. In 2007, these trends began to reverse. Volatility increased and the market had a number of harrowing twists and turns. It is important to reiterate our firmly held conviction that diversification and asset allocation are the most effective tools in combating the volatility of an investor’s overall portfolio to optimize long-term returns.

The goal of asset allocation is to blend investments with different returns and volatility characteristics so that the risks inherent in any one asset class may be balanced by investments that may respond to a different set of market factors. While one would always like to have maximum exposure to the best performing asset classes and avoid the worst performing asset classes, history has shown that it is impossible to predict such outcomes in advance. Market leadership frequently rotates from one asset class to another. Since different asset classes have been shown to have different risk and return characteristics that are less than perfectly correlated with each other, the benefits of combining them in a diversified portfolio has been well documented by academics and investors alike.

One of our goals at Forward Funds is to offer a range of non-correlated investment opportunities in nascent and emerging asset classes. This past year we introduced three new funds that further this goal: Forward Asia Ex-Japan Equities Fund, Forward Eastern Europe Equities Fund and Forward International Fixed Income Fund.

Given the strength in the global economy, the foreign markets have performed strongly and have been less exposed to the issues that have recently roiled the U.S. stock and bond markets. The Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund were launched in December and offer portfolios that invest in emerging market economies to provide investors greater access to new and rapidly growing areas of the global economy.

The idea that international diversification offers benefits to investors has become widely accepted. We believe it is important for investors to continually reexamine the weighting of their investment allocations, especially to non-U.S. securities. While the U.S. stock market represents less than half of the global stock market capitalization as measured by the MSCI All Countries World Index (ACWI), the weighting of international stocks in many investors’ portfolios is rarely greater than a third of investors’ stock allocations. We believe investors may see additional benefits by increasing their allocations to international holdings.

December 31, 2007	2

International diversification also may make sense for investors’ fixed income investments. These benefits come from two primary sources — the difference in interest rate cycles outside the U.S. economy, as well as the movements in foreign currencies. We launched the Forward International Fixed Income Fund in October to offer investors access to this emerging asset class. The fund gives investors exposure to a blend of foreign fixed income investments, including exposure to high-yield and emerging markets debt.

Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon. We believe such an evaluation is best undertaken with a financial advisor or investment professional.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2007, and thank you for the continued confidence that you place in our Funds.

Best regards,

J. Alan Reid Jr.

President

Forward Management, LLC

In order to align and simplify the names of our sixteen mutual funds, the following Forward Funds will change their names as of May 1, 2008:

Current Name	New Name
Forward Emerald Banking and Finance Fund	Forward Banking and Finance Fund
Forward Emerald Growth Fund	Forward Growth Fund
Forward Emerald Opportunities Fund	Forward Opportunities Fund
Forward Global Emerging Markets Fund	Forward Emerging Markets Fund
Forward Hoover Small Cap Equity Fund	Forward Small Cap Equity Fund
Forward Hoover Mini-Cap Fund	Forward Mini-Cap Fund

Please note that the ticker symbols and CUSIPs for these funds will not change.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation. Real estate funds will be subject to a higher degree of market risk due to concentration in a specific industry or in geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

CBOE Volatility Index is an index of implied volatility based on the CBOE’s OEX options. The exchange calculates the implied volatility of eight at-the-money or near-the-money strikes (both puts and calls) with a weighted average time to maturity of 30 days.

The discussions concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Fund in the future, including the portfolio manager’s outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio manager’s expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Fund. Actual events may cause adjustments in the portfolio manager’s strategies from those currently expected to be employed, and the outlook of the portfolio manager is subject to change.

3	December 31, 2007

Hoover Small Cap Equity Fund

Since the market volatility that began in August of 2007, small cap stocks have declined more than large cap stocks. Capital preservation is always our first goal, and this becomes even more important in a down market because of reverse math. For example, if a stock is down 50%, it must recover 100% to break even (down 25% = up 33%, down 20% = up 25%). Once the current decline is over, we anticipate that small caps will rebound more rapidly—which was the case in more recent down draft years like 2003, 2000, 1998, as well as 1974. Our reasons are many: growth is faster (the law of small numbers creates a greater impact from innovation and growth), there are more stocks from which to select and in recovering from a stock market bottom, higher volatility brings better returns.

For the year, the Fund’s Investor Class returned 7.36% and its benchmark, the Russell 2000 Index, returned -1.57%.

During the third and fourth quarters of 2007, we repositioned the portfolio to less cyclical exposure. In what was, and continues to be, an uncertain U.S. economic environment, we lightened our cyclical exposure in favor of companies where growth can persist in either a strong or weak economy. In addition, we continued to lower our Consumer and Financial weightings while adding to the Healthcare, Consumer Staples, Utilities, and Energy sectors.

We continue to seek growth companies, not “defensive” names in these less cyclical industries and sectors, as well as special situations. Successful themes for 2007 included domestic security, aerospace and defense suppliers, energy, healthcare cost containment, energy infrastructure, suppliers to the telecom industry and consumer turnaround companies. We remain focused on company-specific stocks with accelerating growth catalysts, strong management teams, improving margins, and companies whose dividends increase in line with earnings.

Our Consumer Discretionary sector outperformed the benchmark in the final quarter of 2007. We reduced our weighting to 13.9% due to weakness of the U.S. consumer. We also reduced our weighting in the Financial Services sector to 13.50% Our strongest performance in the sector came from long time holding Waddell & Reed, up over 33% for the fourth quarter and up over 50% since initial purchase.

In the Healthcare sector, we increased our weighting during the last quarter from 14% to 16% and expect to continue to increase our weighting during the first quarter of 2008. This sector outperformed the benchmark in the fourth quarter due to strong stock performance. We will continue to seek companies providing cost containment, productivity in medical record keeping and innovative medical devices while avoiding companies reliant on binary events like FDA approval or congressional actions.

In the Industrial side of the economy, we increased our weighting at the end of the year to 4.78% in Materials and Processing. Stocks in this sector contain a mix of homeland security, steel, and building materials companies. We increased our Energy weighting for the final quarter to 12.63%, which is overweight the Index. We will continue to invest in U.S. oil and natural gas producers and energy service companies.

We have maintained our weighting in the Technology sector to end the year at 12.99%. Strong stock selection in this sector contributed strong returns in the last quarter of the year. Strong performance came from other market leaders like Cypress Semiconductor Corp., Ansys, Flir Systems Inc., Micros Systems, and Varian, all up double digits.

We increased our weighting in the Utilities sector during the last quarter to 5.76%. Strong stock selection was the catalyst for the outperformance in this sector. We continue to seek companies in this sector that we believe have specific advantages to enhance earnings, such as strong population growth, positive regulatory environment, low cost fuel sources such as hydro power, and special projects.

We anticipate further volatility in the market until the extent of the financial dislocation and the consequent economic downturn is priced into stocks. Historically, bear markets have lasted an average of about nine months. Thus, if the Russell downturn started in July 2007, we can potentially look for a stronger market possibly in the second quarter of 2008. Of course predicting the market is difficult; investing in the correct companies is our job and that is very concrete.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

As of December 31, 2007, the Fund had the following positions in the portfolio:

Waddell & Reed – 2.23%; Cypress Semiconductor Corp. – 1.45%; Ansys – 0.65%; Flir Systems Inc. – 0.92%; Micros Systems – 0.60%; Varian – 1.36%

These allocations may not reflect the current or future positions.

December 31, 2007	4

Forward Hoover Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

5	December 31, 2007

Forward Hoover Small Cap Equity Fund

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007
Investor Class	7.36%	16.61%	11.05%	10/01/98

Institutional Class	7.67%	17.04%	12.02%	06/06/02

Class A (load adjusted)(a)	1.27%	N/A	10.61%	05/02/05

Class A (without load)(b)	7.45%	N/A	13.10%	05/02/05

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2007	6

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2007 and September 30, 2007. The Fund Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

7	December 31, 2007

Forward Hoover Small Cap Equity Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2007

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/07–12/31/07
Investor Class
Actual	$1,000.00	$958.40	1.74%	$8.59

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.85
Institutional Class
Actual	$1,000.00	$959.40	1.40%	$6.91

Hypothetical	$1,000.00	$1,018.16	1.40%	$7.11
Class A
Actual	$1,000.00	$958.50	1.65%	$8.16

Hypothetical	$1,000.00	$1,016.87	1.65%	$8.40

(a) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2007	8

Forward Hoover Small Cap Equity Fund

Portfolio of Investments (Note 10)

Shares		Value (Note 2)

COMMON STOCKS: 98.34%
Auto & Transportation: 0.98%

224,700	Alaska Air Group, Inc.(a)	$5,619,747

Consumer Discretionary: 13.90%

397,800	Brightpoint, Inc.(a)	6,110,208

97,300	The Brink’s Co.	5,812,702

391,300	Callaway Golf Co.	6,820,359

195,800	Corrections Corp. of America(a)	5,778,058

161,700	DeVry, Inc.	8,401,932

179,800	The GEO Group, Inc.(a)	5,034,400

70,800	Life Time Fitness, Inc.(a)(b)	3,517,344

398,700	LKQ Corp.(a)	8,380,674

365,100	Rollins, Inc.	7,009,920

128,200	Sonic Corp.(a)	2,807,580

228,600	Stage Stores, Inc.	3,383,280

165,400	TeleTech Holdings, Inc.(a)	3,518,058

300,600	United Natural Foods, Inc.(a)	9,535,032

113,700	The Warnaco Group, Inc.(a)	3,956,760

		80,066,307

Consumer Staples: 5.08%

258,400	Flowers Foods, Inc.	6,049,144

252,800	Fresh Del Monte Produce, Inc.(a)	8,489,024

122,300	Longs Drug Stores Corp.(b)	5,748,100

227,400	Ruddick Corp.	7,883,958

81,100	SunOpta, Inc.(a)	1,082,685

		29,252,911

Energy: 12.63%

132,300	Berry Petroleum Co.(b)	5,880,735

135,700	Bill Barrett Corp.(a)	5,681,759

125,000	Carrizo Oil & Gas, Inc.(a)	6,843,750

171,300	Comstock Resources, Inc.(a)	5,824,200

80,300	Dresser-Rand Group, Inc.(a)	3,135,715

130,700	Dril-Quip, Inc.(a)	7,274,762

72,300	Forest Oil Corp.(a)	3,675,732

Shares		Value (Note 2)

173,700	Foundation Coal Holdings, Inc.	$9,119,250

116,700	NATCO Group, Inc.(a)	6,319,305

166,900	Penn Virginia Corp.	7,281,847

362,500	PetroHawk Energy Corp.(a)	6,274,875

140,600	St. Mary Land & Exploration Co.	5,428,566

		72,740,496

Financial Services: 13.50%

130,000	Advent Software, Inc.(a)	7,033,000

62,900	Alexandria Real Estate Equities, Inc.(b)	6,395,043

597,000	Cybersource Corp.(a)	10,608,690

152,700	Digital Realty Trust, Inc.(b)	5,859,099

169,100	Investment Technology Group, Inc.(a)	8,047,469

427,200	Knight Capital Group, Inc.(a)	6,151,680

265,800	optionsXpress Holdings, Inc.(b)	8,989,356

213,400	Realty Income Corp.(b)	5,766,068

95,500	Signature Bank(a)	3,223,125

56,900	SVB Financial Group(a)	2,867,760

356,200	Waddell & Reed Financial, Inc., Class A	12,855,258

		77,796,548

Health Care: 16.27%

185,000	Amedisys, Inc.(a)	8,976,200

61,600	ArthroCare Corp.(a)(b)	2,959,880

78,300	The Ensign Group, Inc.	1,127,520

101,000	Haemonetics Corp.(a)	6,365,020

274,051	Healthcare Services Group, Inc.(b)	5,804,400

127,000	Kendle International, Inc.(a)(b)	6,212,840

254,200	Luminex Corp.(a)(b)	4,128,208

226,200	Medical Action Industries, Inc.(a)	4,716,270

204,600	Meridian Bioscience, Inc.	6,154,368

116,400	Orthofix International N.V.(a)	6,747,708

140,000	Owens & Minor, Inc.(b)	5,940,200

174,700	PAREXEL International Corp.(a)	8,438,010

128,400	Pediatrix Medical Group, Inc.(a)	8,750,460

See Notes to Financial Statements	9	December 31, 2007

Forward Hoover Small Cap Equity Fund

Portfolio of Investments (Note 10)

Shares		Value (Note 2)
Health Care (continued): 16.27%

289,100	Perrigo Co.	$10,121,391

374,000	PSS World Medical, Inc.(a)	7,319,180

		93,761,655

Materials & Processing: 4.78%

142,100	Aptargroup, Inc.	5,813,311

91,900	Barnes Group, Inc.	3,068,541

254,000	EMCOR Group, Inc.(a)	6,002,020

237,600	Packaging Corp. of America	6,700,320

114,700	Quanex Corp.	5,952,930

		27,537,122

Other: 0.97%

156,000	Walter Industries, Inc.	5,605,080

Producer Durables: 11.48%

126,550	AMETEK, Inc.	5,927,602

115,800	BE Aerospace, Inc.(a)	6,125,820

161,300	Belden, Inc.	7,177,850

102,950	Bucyrus International, Inc., Class A	10,232,201

125,100	Donaldson Co., Inc.	5,802,138

106,200	The Manitowoc Co., Inc.	5,185,746

107,100	Mine Safety Appliances Co.	5,555,277

126,700	Teledyne Technologies, Inc.(a)	6,756,911

76,200	Triumph Group, Inc.	6,275,070

104,600	Woodward Governor Co.	7,107,570

		66,146,185

Technology: 12.99%

89,700	ANSYS, Inc.(a)	3,718,962

35,100	CACI International, Inc., Class A(a)	1,571,427

209,900	Checkpoint Systems, Inc.(a)	5,453,202

231,500	Cypress Semiconductor Corp.(a)	8,340,945

43,200	DRS Technologies, Inc.	2,344,464

Shares		Value (Note 2)

170,200	FLIR Systems, Inc.(a)	$5,327,260

236,600	Foundry Networks, Inc.(a)	4,145,232

191,700	GeoEye, Inc.(a)	6,450,705

572,900	Lawson Software, Inc.(a)	5,866,496

40,400	Mantech International Corp.(a)	1,770,328

49,600	Micros Systems, Inc.(a)	3,479,936

346,600	Nuance Communications, Inc.(a)	6,474,488

173,000	PerkinElmer, Inc.	4,501,460

202,000	Silicon Laboratories, Inc.(a)	7,560,860

120,200	Varian, Inc.(a)	7,849,060

		74,854,825

Utilities: 5.76%

275,048	Avista Corp.	5,924,534

224,200	Cleco Corp.	6,232,760

123,400	Northwest Natural Gas Co.	6,004,644

104,400	Portland General Electric Co.	2,900,232

395,900	Premiere Global Services, Inc.(a)	5,879,115

215,800	Vectren Corp.	6,260,358

		33,201,643

	Total Common Stocks (Cost $492,085,346)	566,582,519
Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.64%
$3,678,265	Bank of America — London 2.530%, due 01/02/08	3,678,265

	Total Short-Term Bank Debt Instruments (Cost $3,678,265)	3,678,265

	Total Investments: 98.98% (excluding investments purchased with cash collateral from securities loaned) (Cost $495,763,611)	570,260,784

December 31, 2007	10	See Notes to Financial Statements

Forward Hoover Small Cap Equity Fund

Portfolio of Investments (Note 10)

Shares		Value (Note 2)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 7.93%
45,651,203	Brown Brothers Investment Trust, Securities Lending Investment Fund(c)	$45,651,203

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $45,651,203)	45,651,203

	Total Investments: 106.91% (Cost $541,414,814)	615,911,987

	Net Other Assets and Liabilities: (6.91)%	(39,786,883)

	Net Assets: 100.00%	$576,125,104

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2)

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	11	December 31, 2007

Statement of Assets and Liabilities

FORWARD HOOVER SMALL CAP EQUITY FUND
ASSETS:
Investments, at value(a)	$615,911,987
Receivable for investments sold	8,421,580
Receivable for shares sold	463,204
Interest and dividends receivable	300,930
Other assets	19,765

Total Assets	625,117,466

LIABILITIES:
Payable for investments purchased	1,687,687
Payable for shares redeemed	638,623
Payable for collateral upon return of securities loaned	45,651,203
Payable to advisor	517,422
Payable for distribution and service fees	119,360
Payable to trustees	19,083
Payable for chief compliance officer fee	9,341
Payable to ReFlow	2,696
Accrued expenses and other liabilities	346,947

Total Liabilities	48,992,362

NET ASSETS	$576,125,104

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$510,957,749
Accumulated net investment income	125,681
Accumulated net realized loss on investments	(9,455,499)
Net unrealized appreciation on investments	74,497,173

TOTAL NET ASSETS	$576,125,104

INVESTMENTS, AT COST	$541,414,814

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$19.71
Net Assets	$386,403,607
Shares of beneficial interest outstanding	19,608,704
Institutional Class:
Net Asset Value, offering and redemption price per share	$20.27
Net Assets	$178,787,077
Shares of beneficial interest outstanding	8,818,222
Class A:
Net Asset Value, offering and redemption price per share	$19.75
Net Assets	$10,934,420
Shares of beneficial interest outstanding	553,544
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$20.95

(a) At December 31, 2007, securities with a market value of $44,192,907 were on loan to brokers.

December 31, 2007	12	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2007

FORWARD HOOVER SMALL CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$734,533
Dividends	2,882,239
Securities lending income	256,500

Total investment income	3,873,272

EXPENSES:
Investment advisory fee	6,119,131
Administrative fee	326,192
Custodian fee	63,141
Legal and audit fee	177,755
Transfer agent fee	379,403
Trustees’ fees and expenses	60,821
Registration / filing fees	57,216
Reports to shareholder and printing fees	532,474
Distribution and service fees
Investor Class	1,417,620
Class A	37,037
Repayment of reimbursed expenses	161,253
ReFlow fees (Note 2)	13,520
Chief compliance officer fee	34,334
Other	74,242

Total expenses	9,454,139

NET INVESTMENT LOSS:	(5,580,867)

Net realized gain on investments	36,156,985
Net change in unrealized appreciation on investments	8,581,379

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	44,738,364

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,157,497

See Notes to Financial Statements	13	December 31, 2007

Statement of Changes in Net Assets

	FORWARD HOOVER SMALL CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment loss	$(5,580,867)	$(3,736,011)
Net realized gain on investments	36,156,985	33,731,388
Net change in unrealized appreciation on investments	8,581,379	10,868,930

Net increase in net assets resulting from operations	39,157,497	40,864,307

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(41,501,537)	(14,796,162)
Institutional Class	(18,296,457)	(4,748,823)
Class A	(1,261,289)	(670,636)

Total distributions	(61,059,283)	(20,215,621)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	116,604,915	228,282,045
Issued to shareholders in reinvestment of distributions	36,800,098	12,982,104
Cost of shares redeemed, net of redemption fees (Note 7)	(160,796,369)	(170,885,305)

Net increase/(decrease) from share transactions	(7,391,356)	70,378,844

INSTITUTIONAL CLASS
Proceeds from sale of shares	51,864,339	107,332,861
Issued to shareholders in reinvestment of distributions	18,227,210	4,729,621
Cost of shares redeemed, net of redemption fees (Note 7)	(23,196,231)	(12,071,696)

Net increase from share transactions	46,895,318	99,990,786

CLASS A
Proceeds from sale of shares	554,634	1,292,809
Issued to shareholders in reinvestment of distributions	157,985	45,999
Cost of shares redeemed, net of redemption fees (Note 7)	(4,132,740)	(11,071,445)

Net decrease from share transactions	(3,420,121)	(9,732,637)

Net increase in net assets	$14,182,055	$181,285,679

NET ASSETS:
Beginning of period	561,943,049	380,657,370

End of period (including accumulated net investment income of $0 and $115,442, respectively)	$576,125,104	$561,943,049

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	5,348,025	10,971,282
Distributions reinvested	1,842,776	626,852
Redeemed	(7,504,797)	(8,327,548)

Net increase/(decrease) in shares outstanding	(313,996)	3,270,586

INSTITUTIONAL CLASS
Sold	2,312,521	5,296,698
Distributions reinvested	887,403	223,412
Redeemed	(1,056,531)	(587,139)

Net increase in shares outstanding	2,143,393	4,932,971

CLASS A
Sold	25,490	61,005
Distributions reinvested	7,895	2,219
Redeemed	(181,483)	(551,245)

Net decrease in shares outstanding	(148,098)	(488,021)

December 31, 2007	14	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Small Cap Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005		YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$20.47		$19.40	$18.45		$16.17	$12.05
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.22)		(0.16)	(0.14)		(0.17)	(0.17)
Net realized and unrealized gain on investments	1.76		1.96	1.91		3.86	4.57

Total from Investment Operations	1.54		1.80	1.77		3.69	4.40

LESS DISTRIBUTIONS:
From capital gains	(2.30)		(0.75)	(0.82)		(1.41)	(0.28)

Total Distributions	(2.30)		(0.75)	(0.82)		(1.41)	(0.28)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00	(a)	0.02	0.00	(a)	0.00 (a)	0.00 (a)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.76)		1.07	0.95		2.28	4.12

NET ASSET VALUE, END OF PERIOD	$19.71		$20.47	$19.40		$18.45	$16.17

TOTAL RETURN	7.36%		9.34%	9.63%		22.77%	36.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$386,404		$407,848	$323,125		$187,230	$128,317
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(1.05)%		(0.79)%	(0.96)%		(1.21)%	(1.28)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.71	%(c)	1.69%	1.73	%(b)	1.78%	1.83%
Operating expenses excluding reimbursement/waiver	n/a		1.71%	1.98%		1.80%	1.89%
PORTFOLIO TURNOVER RATE	232%		210%	181%		207%	190%

(a) Amount represents less than $0.01 per share.

(b) Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

(c) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	15	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Small Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$20.93		$19.77	$18.71	$16.31	$12.10
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.16)		(0.05)	(0.08)	(0.07)	(0.05)
Net realized and unrealized gain on investments	1.80		1.95	1.96	3.88	4.54

Total from Investment Operations	1.64		1.90	1.88	3.81	4.49

LESS DISTRIBUTIONS:
From capital gains	(2.30)		(0.75)	(0.82)	(1.41)	(0.28)

Total Distributions	(2.30)		(0.75)	(0.82)	(1.41)	(0.28)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00	(a)	0.01	0.00 (a)	0.00 (a)	0.00 (a)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.66)		1.16	1.06	2.40	4.21

NET ASSET VALUE, END OF PERIOD	$20.27		$20.93	$19.77	$18.71	$16.31

TOTAL RETURN	7.67%		9.63%	10.08%	23.31%	37.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$178,787		$139,716	$34,442	$10,491	$3,926
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.70)%		(0.47)%	(0.53)%	(0.76)%	(0.82)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.37	%(b)	1.34%	1.34%	1.34%	1.35%
Operating expenses excluding reimbursement/waiver	n/a		1.39%	1.66%	1.48%	1.74%
PORTFOLIO TURNOVER RATE	232%		210%	181%	207%	190%

(a) Amount represents less than $0.01 per share.

(b) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2007	16	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Small Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.49		$19.41	$17.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.28)		(0.22)	(0.10)
Net realized and unrealized gain on investments	1.84		2.02	3.20

Total from Investment Operations	1.56		1.80	3.10

LESS DISTRIBUTIONS:
From capital gains	(2.30)		(0.75)	(0.82)

Total Distributions	(2.30)		(0.75)	(0.82)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00	(b)	0.03	0.00	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.74)		1.08	2.28

NET ASSET VALUE, END OF PERIOD	$19.75		$20.49	$19.41

TOTAL RETURN(c)	7.45%		9.39%	18.13	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$10,934		$14,379	$23,090
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.96)%		(0.71)%	(0.82	)%(e)
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.62	%(h)	1.59%	1.69	%(e)(f)
Operating expenses excluding reimbursement/waiver	n/a		1.59%	1.92	%(e)
PORTFOLIO TURNOVER RATE	232%		210%	181	%(g)

(a) The Fund began offering Class A shares on May 2, 2005.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

(h) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	17	December 31, 2007

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This annual report describes one portfolio offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward Hoover Small Cap Equity Fund (the “Fund”). The Fund seeks to achieve high total returns and invests primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Forward Emerald Banking and Finance Fund, the Forward Emerald Growth Fund, the Forward Emerald Opportunities Fund, the Forward Global Emerging Markets Fund, the Forward Hoover Mini-Cap Fund, the Forward International Equity Fund, the Forward International Fixed Income Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward Progressive Real Estate Fund and the Sierra Club Stock Fund have presented their financial statements and financial highlights in separate annual reports.

The Fund offers Investor Class, Institutional Class and Class A shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A Shares are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Prior to May 1, 2007, Class A Shares were subject to an initial sales charge of up to 4.75% imposed at the time of purchase. Class A Shares of the Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

The Fund may invest a high percentage of its assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate in investments in a particular sector.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sales price or at fair value.

December 31, 2007	18

Notes to Financial Statements

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities in their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund generally values its holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a readily available market does not exist, which are valued under the direction of the Board of Trustees or by the Sub-Advisors using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either

19	December 31, 2007

Notes to Financial Statements

the BBH Grand Cayman branch or a branch of a pre-approved, world-class commercial bank. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2007, the Fund had securities on loan valued at $44,192,907 and received cash with a value of $45,651,203 as collateral.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually by the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

December 31, 2007	20

Notes to Financial Statements

The Fund recharacterizes distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and on the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust in proportion to their average daily net assets. The Fund offers multiple share classes and all of the realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide

21	December 31, 2007

Notes to Financial Statements

an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. Until November 1, 2007, the Fund waived its redemption fees with respect to redemptions by ReFlow. After that date there were no redemption fees charged by the Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. ReFlow fees that were incurred by the Fund during the year ended December 31, 2007 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2007, based on the Fund’s average daily net assets: 1.05% on assets up to and including $500 million and 1.00% on assets over $500 million.

The Trust and Forward Management have entered into an investment sub-advisory agreement with Hoover Investment Management Co., LLC (“Hoover” or the “Sub-Advisor”) for the Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates based on the Fund’s average daily net assets of 0.70% on assets up to and including $100 million and 0.55% on assets over $100 million.

Expense Limitations

In previous years, the Advisor had agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund will reimburse the Advisor for any fee waivers made by the Advisor, provided that any such reimbursements made by the Fund to the Advisor will not cause the Fund’s expense ratio to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. During the year ended December 31, 2007, the Advisor had not agreed to limit the expenses of the Fund.

December 31, 2007	22

Notes to Financial Statements

For the year ended December 31, 2007, the fee waivers and recoupment of previously waived fees for the Fund were as follows:

CLASS	FEES WAIVED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Investor Class	N/A	$(107,835)	$(107,835)
Institutional Class	N/A	(48,271)	(48,271)
Class A	N/A	(5,147)	(5,147)

At December 31, 2007, the balance of recoupable expenses for the Fund were as follows:

CLASS	2005	2006	2007	TOTAL
Investor Class	$526,615	$90,296	N/A	$616,911
Institutional Class	39,818	13,607	N/A	53,425
Class A	28,592	744	N/A	29,336

4. Distribution Plans and Shareholder Services Plans

The Fund has adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”). Under the Distribution Plan for the Investor Class shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares. Under the Distribution Plan for the Class A shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.35% of the average daily net assets attributable to Class A shares.

In addition, the Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) for Investor Class and Class A shares that may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of the average daily net assets attributable to Investor Class or Class A shares. At a Regular meeting of the Trustees held on January 8, 2008, the Trustees, including the Independent Trustees, approved an amended shareholder services plan effective May 1, 2008, under which the Fund may pay shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets attributable to Investor Class shares, up to 0.05% of the average daily net assets attributable to Institu-tional Class shares, and up to 0.20% of the average daily net assets attributable to Class A shares.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. For the year ended December 31, 2007, Institutional Class shares of the Fund were not subject to distribution or shareholder service fees.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Fund’s administrator.

AFS serves as the Trust’s transfer agent and dividend paying agent.

Brown Brothers Harriman & Co. (“BBH”) is the Fund’s custodian.

5. Trustees

The overall responsibility for oversight of the Fund rests with the Board of Trustees of the Trust. As of December 31, 2007, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent

23	December 31, 2007

Notes to Financial Statements

Trustee”). The Trust pays each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each per regular meeting for attendance in person, $4,000 each per regular meeting for attendance by telephone and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee receives no compensation from the Trust.

6. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

At a Regular meeting of the Board of Trustees held on September 10, 2007, the Trustees, including all of the Independent Trustees, approved a proposal, on behalf of the Fund to eliminate the 2.00% redemption fee imposed on shares sold or exchanged within 180 days of purchase effective November 1, 2007. Prior to that date shares exchanged or redeemed within 180 days of purchase incurred a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the “cost of shares redeemed” in the Statement of Changes in Net Assets. The redemption fees retained by the Fund for the year ended December 31, 2007 were $76,463.

December 31, 2007	24

Notes to Financial Statements

The following entities owned of record or beneficially, as of December 31, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

CLASS	NAME	PERCENTAGE
Investor Class	Charles Schwab & Co., Inc.	31.99%
	National Financial Services, Corp.	12.53%
	New York Life Trust Co.	8.30%
	SEI Private Trust Co.	6.73%

Institutional Class	Prudential Investment Management	57.01%
	Charles Schwab & Co., Inc.	32.10%

Class A	Sutton Place Associates, LLC	85.22%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding temporary short-term securities, were $1,315,169,131 and $1,343,414,815, respectively, during the year ended December 31, 2007.

9. Tax Basis Information

Reclassifications: At December 31, 2007, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in book and tax distributions and treatment of net investment loss. These reclassifications were as follows:

Decrease Paid-In Capital	$(2,881,483)
Increase Accumulated Net Investment Income	5,591,106
Increase Accumulated Net Realized Loss	(2,709,623)

Tax Basis of Investments: At December 31, 2007, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

Cost of Investments	$543,501,125
Gross Unrealized Appreciation	$84,250,838
Gross Unrealized Depreciation	(11,839,976)

Net Unrealized Appreciation/(Depreciation)	$72,410,862

Post October Loss: Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2007, the Fund elected to defer capital losses occurring between November 1, 2007 and December 31, 2007 in the amount of $7,369,188.

Tax Basis of Distributable Earnings: At December 31, 2007, the following components of accumulated earnings on a tax basis were as follows:

Post-October losses	$(7,369,188)
Net unrealized appreciation on investments	72,410,862
Other cumulative effect of timing differences	125,681

Total distributable earnings	$65,167,355

25	December 31, 2007

Notes to Financial Statements

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the year ended December 31, 2007, was characterized as follows:

Ordinary Income	$22,888,486
Long-Term Capital Gain	38,170,797

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. Custody Offset Agreement

Forward Management (on behalf of the Fund) and BBH have executed a Custody Fee Offset Agreement. This service arrangement with BBH and its brokerage area will allow the Fund and its sub-advisor to recognize efficiencies, competitive commission rates and ultimately offset custody expenses under the terms of this Agreement. For the year ended December 31, 2007, there were no such credits received by the Fund.

12. Accounting Standards

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined the implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund.

As of and during the period ended December 31, 2007, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principals and expands disclosure about fair value measurements. FAS 157 became effective for fiscal years beginning after November 15, 2007. Forward Funds is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

December 31, 2007	26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Hoover Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Hoover Small Cap Equity Fund (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2008

27	December 31, 2007

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund will designate $38,170,797 as long-term capital gain dividends.

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

To reduce expenses, your Financial Intermediary may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary. Your Financial Intermediary will begin sending you individual copies thirty days after receiving your request.

December 31, 2007	28

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment Advisory Agreement and Sub-Advisory Agreement for management of the Funds.

At an in-person meeting of the Board held on September 11, 2007, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”) approved the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management and the Trust on behalf of the Forward Hoover Small Cap Equity Fund (the “Fund,” and together with the other existing series of the Trust, the “Funds”).

Also at the September 11, 2007 meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, Forward Management and Hoover Investment Management Co., LLC (the “Sub-Advisor”) on behalf of the Fund.

Collectively, the Advisory Agreement and Sub-Advisory Agreement are referred to herein as the “Agreements.”

In connection with the meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Fund, requested information to enable the Trustees to evaluate the terms of the Agreements. In response, Forward Management and the Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of each Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management and the Sub-Advisor, and information about the personnel providing investment management and administrative services to the Fund. In addition, during the course of each year, the Trustees receive a wide variety of materials relating to the services provided by Forward Management and the Sub-Advisor. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisor to the Fund.

Discussed below are the factors the Board considered in approving the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs the Sub-Advisor pursuant to the Sub-Advisory Agreement for the day-to-day management of the Fund. In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and the Sub-Advisor; (ii) the investment performance of the Fund and the Sub-Advisor; (iii) the reasonableness of investment advisory compensation to

29	December 31, 2007

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and the Sub-Advisor from their relationship with the Fund; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of Forward Management and the Sub-Advisor to provide an appropriate level of support and resources to the Fund and whether Forward Management and the Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and the Sub-Advisor as it relates to their ability to provide services to the Fund.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Fund and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that, because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Fund by, Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high-quality personnel and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Fund, including the measures taken by Forward Management to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisor to the Fund.

Sub-Advisory Agreement. The Board considered the benefits to shareholders of continuing to retain the Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by the Sub-Advisor. The Board considered that the Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided or expected to be provided to the Fund over both the short and long term and the organizational depth and stability of the Sub-Advisor, including the background and experience of the Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Fund by the portfolio management team. In this connection, the Board has received regular presentations

December 31, 2007	30

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

from portfolio management personnel from the Sub-Advisor and has discussed investment results with such personnel. The Board also considered the Sub-Advisor’s compliance operations with respect to the Fund, including the assessment of the Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer as required pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisor to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreement and of the Sub-Advisor under the Sub-Advisory Agreement.

Investment Performance

The Board considered information about the Fund’s historical performance, noting that there were periods of outperformance relative to the Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of the Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisor, the Board also that the Sub-Advisor had served as a Sub-Advisor to the Fund since its inception. The Board also noted the need for the Sub-Advisor to adhere to its investment mandate, which could at times have an impact on a Fund’s performance.

The Trustees noted that as a general matter the Fund had periods of outperformance compared to its respective benchmarks and peer groups over time. Specifically, the Board noted that the Fund outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2007. The Board also recognized that certain asset classes may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of the Fund with Forward Management and took note of Forward Management’s plan to continue to monitor and address performance.

Performance information for each class of shares of the Fund, including performance relative to the Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined to continue to monitor the performance of the Fund and concluded after consideration of the performance and strategy for the Fund that the Sub-Advisor should continue to serve under the Sub-Advisory Agreement subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Fund, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management with respect to its operating profit or loss, which indicated an operating loss for past years and an operating profit for more recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Fund, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating

31	December 31, 2007

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board noted that a number of the Funds had been recently organized and/or had not yet obtained substantial assets, and that such Funds are not profitable to Forward Management. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors when necessary.

The Board also considered information regarding the investment management fee charged to the Fund by Forward Management and operating expense comparisons for the Fund compared with other comparable registered investment companies. Based on their evaluation of this information, and in particular noting that the investment management fees to be paid to Forward Management with respect to the Fund were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board with respect to the Fund, the Board concluded that the fee schedule for the Fund as set forth in the Amended and Restated Investment Management Agreement was reasonable.

The Board noted that Forward Management’s business consists primarily of managing the Funds and that Forward Management does not manage any other mutual funds or investment accounts other than the Funds, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that Forward Management is responsible for compensation of the Fund’s Sub-Advisor.

The Board concluded that it was reasonable to infer that Forward Management’s profitability with respect to the Fund was not excessive and that the advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the advisory fees charged by the Sub-Advisor to its other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that the sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and the Sub-Advisor.

The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed substantial assets other than the Fund, and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Additionally, with respect to profitability, the Board considered that the Sub-Advisor’s fees will be paid by Forward Management and not the Fund, at a rate negotiated between Forward Management and the Sub-Advisor. Based on the prior information provided and the nature of the negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the Fund was not excessive and that the sub-advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Economies of scale

The Board considered the potential of Forward Management and the Fund to experience economies of scale as the Fund grows in size. The Board concluded that considering the size and operating history of the Fund and the fee and

December 31, 2007	32

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, and the appropriateness of management fees payable to Forward Management, in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be

received by Forward Management as a result of Forward Management’s relationship with the Fund, including the fees paid by the Fund to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Fund’s participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. In this connection, the Board has received regular reports from the Sub-Advisor regarding its soft dollar policies and usage. The Board concluded that any potential benefits to be derived by the Sub-Advisor from its relationship with the Fund included benefits which were consistent with those generally derived by sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement.

33	December 31, 2007

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 60	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present) and President (2007 to present); Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (2001 to present); Director of Near East Foundation (2005 to present); President of Foundation of City College San Francisco (2006 to present); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Board of Overseers of Hoover Institution (2006 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	16	None

Donald O’Connor Age: 71	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	16	Trustee of the Advisors Series Trust (15) (1997 to present).

December 31, 2007	34

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 77	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	16	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (December 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present); PCG Private Equity Fund (March 1994 to present).

35	December 31, 2007

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 45	President, Trustee	Since 2001+	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); President and Director, ReFlow Fund, an investment services company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	16	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

December 31, 2007	36

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 58	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

37	December 31, 2007

Investment Advisor
Forward Management, LLC

Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Counsel
Dechert LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

Custodian
Brown Brothers Harriman & Co.

Transfer Agent
ALPS Fund Services, Inc.

FORWARDFUNDS

Annual Report
Sierra Club Stock Fund

December 31, 2007

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2007

1

Dear Shareholder:

2007 was a year of market volatility and the year ended with the word “subprime” on the tip of everyone’s tongue. Acute concerns about losses resulting from imprudent loans roiled the stock and bond markets during the year and led pundits to conclude that the U.S. economy was headed for recession. These prognostications only served to heighten investor anxiety.

At periods of time when investors are confronted with increasing uncertainties, coupled with extreme angst, it is important to take a step back and review the big picture. Economic activity across the globe remains robust, unemployment in the U.S. and abroad is at low levels, and interest rates are at historically low levels. These fundamental factors may be ignored from time to time as sentiment moves to extremes of pessimism, but eventually we believe these fundamental factors will exert a positive influence on the capital markets.

In 2005 and 2006, stock market volatility, as measured by the CBOE Volatility Index, reached the lowest levels it had witnessed in a generation. In those halcyon days, the stock market experienced one of its longest periods on record without having a 10% correction. In 2007, these trends began to reverse. Volatility increased and the market had a number of harrowing twists and turns. It is important to reiterate our firmly held conviction that diversification and asset allocation are the most effective tools in combating the volatility of an investor’s overall portfolio to optimize long-term returns.

The goal of asset allocation is to blend investments with different returns and volatility characteristics so that the risks inherent in any one asset class may be balanced by investments that may respond to a different set of market factors. While one would always like to have maximum exposure to the best performing asset classes and avoid the worst performing asset classes, history has shown that it is impossible to predict such outcomes in advance. Market leadership frequently rotates from one asset class to another. Since different asset classes have been shown to have different risk and return characteristics that are less than perfectly correlated with each other, the benefits of combining them in a diversified portfolio has been well documented by academics and investors alike.

One of our goals at Forward Funds is to offer a range of non-correlated investment opportunities in nascent and emerging asset classes. This past year we introduced three new funds that further this goal: Forward Asia Ex-Japan Equities Fund, Forward Eastern Europe Equities Fund and Forward International Fixed Income Fund.

Given the strength in the global economy, the foreign markets have performed strongly and have been less exposed to the issues that have recently roiled the U.S. stock and bond markets. The Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund were launched in December and offer portfolios that invest in emerging market economies to provide investors greater access to new and rapidly growing areas of the global economy.

The idea that international diversification offers benefits to investors has become widely accepted. We believe it is important for investors to continually reexamine the weighting of their investment allocations, especially to non-U.S. securities. While the U.S. stock market represents less than half of the global stock market capitalization as measured by the MSCI All Countries World Index (ACWI), the weighting of international stocks in many investors’ portfolios is rarely greater than a third of investors’ stock allocations. We believe investors may see additional benefits by increasing their allocations to international holdings.

December 31, 2007	2

International diversification also may make sense for investors’ fixed income investments. These benefits come from two primary sources—the difference in interest rate cycles outside the U.S. economy, as well as the movements in foreign currencies. We launched the Forward International Fixed Income Fund in October to offer investors access to this emerging asset class. The fund gives investors exposure to a blend of foreign fixed income investments, including exposure to high-yield and emerging markets debt.

Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon. We believe such an evaluation is best undertaken with a financial advisor or investment professional.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2007, and thank you for the continued confidence that you place in our Funds.

Best regards,

J. Alan Reid Jr.

President

Forward Management, LLC

In order to align and simplify the names of our sixteen mutual funds, the following Forward Funds will change their names as of May 1, 2008:

Current Name	New Name
Forward Emerald Banking and Finance Fund	Forward Banking and Finance Fund
Forward Emerald Growth Fund	Forward Growth Fund
Forward Emerald Opportunities Fund	Forward Opportunities Fund
Forward Global Emerging Markets Fund	Forward Emerging Markets Fund
Forward Hoover Small Cap Equity Fund	Forward Small Cap Equity Fund
Forward Hoover Mini-Cap Fund	Forward Mini-Cap Fund

Please note that the ticker symbols and CUSIPs for these funds will not change.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation. Real estate funds will be subject to a higher degree of market risk due to concentration in a specific industry or in geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

CBOE Volatility Index is an index of implied volatility based on the CBOE’s OEX options. The exchange calculates the implied volatility of eight at-the-money or near-the-money strikes (both puts and calls) with a weighted average time to maturity of 30 days.

The discussions concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Fund in the future, including the portfolio manager’s outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio manager’s expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Fund. Actual events may cause adjustments in the portfolio manager’s strategies from those currently expected to be employed, and the outlook of the portfolio manager is subject to change.

3	December 31, 2007

Sierra Club Stock Fund

The Sierra Club Stock Fund faced a challenging environment in 2007. Many of the portfolio’s holdings performed admirably but, in the end, the credit crunch that plagued the stock and bond markets weighed too heavily on the Fund’s Financial stocks and that led to a slight loss for the year.

For the year, the Fund’s Investor Class returned -1.60% and its benchmark, the S&P 500 Index, returned 5.49%.

The Fund uses a passive index-like approach to purchasing the top 100 names ranked by market capitalization that are reviewed by Forward Management and then approved by the Sierra Club. Investments in the Fund’s holdings are then spread evenly in an equal dollar weighting approach to investing. This disciplined methodology results in a portfolio that naturally has larger concentrations in Financials, Technology and Healthcare—sectors with companies that meet the evaluation criteria. Conversely, the Fund has little to no exposure to Energy, Materials and Utilities which in most instances are sectors where there are not companies that meet the investment guidelines for the Fund.

The return of Financial holdings in the S&P 500 was -20% in 2007 and the Fund was similarly challenged with negative returns from holdings in banks, brokers, mortgage companies and Government Sponsored Enterprises (GSEs), which suffered as concerns rose about subprime mortgages, housing, real estate, and the troubling losses these areas encountered. Investors in the stocks of these financial service firms were heavy sellers and that selling pressure took its toll on the Fund’s portfolio holdings.

Elsewhere, Technology, Internet, Healthcare Service Providers, Medical Device Manufacturers, Biotechs and Leisure stocks were bright spots in the portfolio making positive contributions which helped offset weakness in Financials.

As the year ended, of note was that the S&P 500’s returns which came from Energy, Materials and Utilities (and ranged from +15% to +30%), exceeded the overall S&P Index’s +5.5% return.

As concerns about the environment and carbon emissions mount, we remain convinced that companies that are not exposed to these liabilities will benefit going forward.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

December 31, 2007	4

Sierra Club Stock Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2007

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

5	December 31, 2007

Sierra Club Stock Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2007

Investor Class	-1.60%	10.67%	4.62%	10/01/98

Class A (load adjusted)(b)	-1.70%	N/A	4.82%	05/02/05

Class A (without load)(c)	-1.62%	N/A	7.18%	05/02/05

(a) Before January 1, 2003, the Fund was managed by a different sub-advisor and was not subject to the Sierra Club’s environmental and social evaluation process. Between January 1, 2003 and December 31, 2005, New York Life Investment Management LLC (“NYLIM”) and Harris Bretall Sullivan & Smith LLC (HBSS) were the Fund’s sub-advisors. On January 1, 2006, Forward Management took over the portion of the Fund previously managed by HBSS. Effective August 11, 2006, Forward Management became the manager for the entire portfolio. Accordingly, performance figures for periods prior to August 11, 2006 may not represent Forward Management’s performance or the current strategy.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

December 31, 2007	6

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2007 and September 30, 2007. The Fund Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

7	December 31, 2007

Sierra Club Stock Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2007

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/07-12/31/07
Investor Class
Actual	$1,000.00	$937.40	1.24%	$6.06

Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31
Class A
Actual	$1,000.00	$937.30	1.24%	$6.05
Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

(a) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2007	8

Sierra Club Stock Fund

Portfolio of Investments (Note 10)

Shares		Value (Note 2)

COMMON STOCKS: 98.59%
Airlines: 0.47%
17,500	Southwest Airlines Co.	$213,500

Banks: 6.63%
9,895	Bank of America Corp.	408,268

7,600	Fifth Third Bancorp	190,988

8,000	KeyCorp	187,600

7,618	The PNC Financial Services Group, Inc.	500,122

8,800	Regions Financial Corp.	208,120

6,600	SunTrust Banks, Inc.	412,434

16,232	U.S. Bancorp	515,204

4,700	Wachovia Corp.	178,741

13,788	Wells Fargo & Co.	416,260

		3,017,737

Biotechnology: 3.97%
7,600	Biogen Idec, Inc.(a)	432,592

7,500	Celgene Corp.(a)	346,575

6,052	Genzyme Corp.(a)	450,511

12,502	Gilead Sciences, Inc.(a)	575,217

		1,804,895

Commercial Services & Supplies: 7.25%
11,300	Automatic Data Processing, Inc.	503,189

13,349	eBay, Inc.(a)	443,053

7,700	Manpower, Inc.	438,130

9,800	McGraw-Hill Cos., Inc.	429,338

11,684	Moody’s Corp.	417,119

12,316	Paychex, Inc.	446,085

25,643	The Western Union Co.	622,612

		3,299,526

Communications Equipment: 2.17%
14,600	Juniper Networks, Inc.(a)	484,720

12,800	QUALCOMM, Inc.	503,680

		988,400

Computers & Peripherals: 6.34%
2,358	Apple, Inc.(a)	467,073

18,780	Dell, Inc.(a)	460,298

Shares		Value (Note 2)

26,736	EMC Corp.(a)	$495,418

10,828	Hewlett-Packard Co.	546,597

20,100	Network Appliance, Inc.(a)	501,696

22,974	Sun Microsystems, Inc.(a)	416,519

		2,887,601

Diversified Financials: 7.99%

8,837	American Express Co.	459,701

4,507	Bear Stearns Cos., Inc.	397,743

7,899	Capital One Financial Corp.	373,307

23,546	Charles Schwab Corp.	601,600

8,852	Federal Home Loan Mortage Corp.	301,588

8,514	Federal National Mortgage Association	340,390

4,125	Franklin Resources, Inc.	472,024

11,644	SLM Corp.	234,510

5,642	State Street Corp.	458,130

		3,638,993

Food & Drug Retailing: 2.70%

13,242	CVS/Caremark Corp.	526,369

18,568	Kroger Co.	495,951

5,400	Walgreen Co.	205,632

		1,227,952

Food Products: 2.12%

11,500	The Hershey Co.	453,100

8,764	Wm. Wrigley Jr., Co.	513,132

		966,232

Health Care Equipment & Services: 5.65%

9,406	Baxter International, Inc.	546,018

6,531	Becton Dickinson & Co.	545,861

37,000	Boston Scientific Corp.(a)	430,310

11,652	St. Jude Medical, Inc.(a)	473,537

7,680	Stryker Corp.	573,850

		2,569,576

See Notes to Financial Statements	9	December 31, 2007

Sierra Club Stock Fund

Portfolio of Investments (Note 10)

Shares		Value (Note 2)
Health Care Providers Equipment & Services: 8.23%

8,017	Cardinal Health, Inc.	$462,982

10,322	CIGNA Corp.	554,601

7,000	Express Scripts, Inc., Class A(a)	511,000

17,000	IMS Health, Inc.	391,680

6,200	Medco Health Solutions, Inc.(a)	628,680

10,600	UnitedHealth Group, Inc.	616,920

6,600	WellPoint, Inc.(a)	579,018

		3,744,881

Hotels, Restaurants & Leisure: 5.97%

5,673	Harrah’s Entertainment, Inc.	503,479

13,264	International Game Technology	582,687

3,700	Las Vegas Sands Corp.(a)	381,285

6,000	MGM MIRAGE(a)	504,120

18,400	Starbucks Corp.(a)	376,648

8,400	Starwood Hotels & Resorts Worldwide, Inc.	369,852

		2,718,071

Household Products: 1.20%

12,500	The Estee Lauder Cos., Inc., Class A	545,125

Insurance: 4.81%

8,755	ACE, Ltd.	540,884

9,357	Aflac, Inc.	586,029

5,608	The Hartford Financial Services Group, Inc.	488,961

13,000	Progressive Corp.	249,080

6,485	XL Capital, Ltd., Class A	326,260

		2,191,214

Internet & Catalog Retail: 1.68%

5,561	Amazon.com, Inc.(a)	515,171

9,300	IAC/InterActiveCorp.(a)	250,356

		765,527

Internet Software & Services: 2.41%

900	Google, Inc., Class A(a)	622,332

20,430	Yahoo!, Inc.(a)	475,202

		1,097,534

Shares		Value (Note 2)
IT Consulting & Services: 1.49%

12,800	Cognizant Technology Solutions Corp.(a)	$434,432

11,700	Electronic Data Systems Corp.	242,541

		676,973

Leisure Equipment & Products: 1.31%

10,200	Electronic Arts, Inc.(a)	595,782

Media: 4.06%

21,807	Comcast Corp., Class A(a)	398,196

12,000	EchoStar Communications Corp.(a)	452,640

4,100	Liberty Capital Corp., Class A(a)	477,609

10,928	Omnicom Group, Inc.	519,408

		1,847,853

Multiline Retail: 1.26%

8,235	Costco Wholesale Corp.	574,473

Real Estate: 4.82%

7,900	AMB Property Corp.	454,724

2,600	Boston Properties, Inc.	238,706

11,600	Host Hotels & Resorts, Inc.	197,664

11,500	Kimco Realty Corp.	418,600

6,700	Public Storage	491,847

4,200	SL Green Realty Corp.	392,532

		2,194,073

Semiconductor Equipment & Products: 4.93%

14,415	Analog Devices, Inc.	456,955

24,321	Applied Materials, Inc.	431,941

8,800	KLA-Tencor Corp.	423,808

14,200	Microchip Technology, Inc.	446,164

14,591	Texas Instruments, Inc.	487,339

		2,246,207

Software: 7.81%

12,014	Adobe Systems, Inc.(a)	513,358

10,500	Autodesk, Inc.(a)	522,480

20,327	CA, Inc.	507,159

17,800	Intuit, Inc.(a)	562,658

December 31, 2007	10	See Notes to Financial Statements

Sierra Club Stock Fund

Portfolio of Investments (Note 10)

Shares		Value (Note 2)
Software (continued): 7.81%

12,726	Microsoft Corp.	$453,046

24,468	Oracle Corp.(a)	552,487

27,364	Symantec Corp.(a)	441,655

		3,552,843

Specialty Retail: 3.32%

15,158	Bed Bath & Beyond, Inc.(a)	445,495

11,300	Best Buy Co., Inc.	594,945

11,700	Fastenal Co.	472,914

		1,513,354

	Total Common Stocks (Cost $42,955,242)	44,878,322
Par Value

SHORT -TERM BANK DEBT INSTRUMENTS: 1.42%
$646,929	Bank of America — London 2.530%, due 01/02/08	646,929

	Total Short -Term Bank Debt Instruments (Cost $646,929)	646,929

	Total Investments: 100.01% (Cost $43,602,171)	45,525,251

	Net Other Assets and Liabilities: (0.01)%	(4,711)

	Net Assets: 100.00%	$45,520,540

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	11	December 31, 2007

Statement of Assets and Liabilities

SIERRA CLUB STOCK FUND
ASSETS:
Investments, at value	$45,525,251
Receivable for shares sold	1,330
Dividends receivable	79,436
Other assets	8,986

Total Assets	45,615,003

LIABILITIES:
Payable for shares redeemed	11,421
Payable to advisor	21,695
Payable for distribution and service fees	11,462
Payable to trustees	1,931
Payable for chief compliance officer fee	771
Payable to ReFlow	551
Accrued expenses and other liabilities	46,632

Total Liabilities	94,463

NET ASSETS	$45,520,540

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$43,428,343
Accumulated net investment income	16,026
Accumulated net realized gain on investments	153,091
Net unrealized appreciation on investments	1,923,080

TOTAL NET ASSETS	$45,520,540

INVESTMENTS, AT COST	$43,602,171

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.36
Net Assets	$36,421,083
Shares of beneficial interest outstanding	3,204,970
Class A:
Net Asset Value, offering and redemption price per share	$11.36
Net Assets	$9,099,457
Shares of beneficial interest outstanding	800,702
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.05

December 31, 2007	12	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2007

SIERRA CLUB STOCK FUND
INVESTMENT INCOME:
Interest	$28,395
Dividends	683,128

Total Investment Income	711,523

EXPENSES:
Investment advisory fee	407,027
Administrative fee	31,418
Custodian fee	19,033
Legal and audit fee	41,478
Transfer agent fee	26,674
Trustees’ fees and expenses	6,482
Registration / filing fees	25,648
Reports to shareholder and printing fees	23,467
Distribution and service fees
Investor Class	108,183
Class A	29,561
ReFlow fees (Note 2)	551
Chief compliance officer fee	2,839
Other	7,339

Total expenses before waiver	729,700
Less fees waived/reimbursed by investment advisor	(128,207)

Total net expenses	601,493

NET INVESTMENT INCOME:	110,030

Net realized gain on investments	782,161
Net change in unrealized depreciation on investments	(1,645,167)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(863,006)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(752,976)

See Notes to Financial Statements	13	December 31, 2007

Statement of Changes in Net Assets

	SIERRA CLUB STOCK FUND
	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
OPERATIONS:
Net investment income	$110,030	$25,581
Net realized gain on investments	782,161	2,837,207
Net change in unrealized depreciation on investments	(1,645,167)	(185,178)

Net increase/(decrease) in net assets resulting from operations	(752,976)	2,677,610

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(83,216)	(16,191)
Class A	(18,948)	(8,931)
From net realized gains on investments
Investor Class	(325,637)	(2,776,324)
Class A	(81,434)	(544,362)

Total distributions	(509,235)	(3,345,808)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	11,431,791	8,531,442
Issued to shareholders in reinvestment of distributions	298,514	1,808,227
Cost of shares redeemed, net of redemption fees (Note 7)	(4,800,935)	(3,264,206)

Net increase from share transactions	6,929,370	7,075,463

CLASS A
Proceeds from sale of shares	358,854	6,371,533
Issued to shareholders in reinvestment of distributions	4,938	11,421
Cost of shares redeemed, net of redemption fees (Note 7)	(3,056,921)	—

Net increase/(decrease) from share transactions	(2,693,129)	6,382,954

Net increase in net assets	$2,974,030	$12,790,219

NET ASSETS:
Beginning of period	42,546,510	29,756,291

End of period (including accumulated net investment income of $16,026 and $0, respectively)	$45,520,540	$42,546,510

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	948,948	710,882
Distributions reinvested	25,377	157,219
Redeemed	(400,319)	(273,839)

Net increase in shares outstanding	574,006	594,262

Class A
Sold	29,074	553,608
Distributions reinvested	420	993
Redeemed	(243,543)	—

Net increase/(decrease) in shares outstanding	(214,049)	554,601

December 31, 2007	14	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Sierra Club Stock Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$11.67		$11.92		$11.99	$10.39		$7.87
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.03		0.01		(0.08)	(0.05)		(0.05)
Net realized and unrealized gain/(loss) on investments	(0.21)		0.91		0.31	1.74		2.57

Total from Investment Operations	(0.18)		0.92		0.23	1.69		2.52

LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.01)		—	—		—
From capital gains	(0.10)		(1.16)		(0.30)	(0.09)		—

Total Distributions	(0.13)		(1.17)		(0.30)	(0.09)		—

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00	(a)	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.31)		(0.25)		(0.07)	1.60		2.52

NET ASSET VALUE, END OF PERIOD	$11.36		$11.67		$11.92	$11.99		$10.39

TOTAL RETURN	(1.60)%		7.82%		1.95%	16.23%		32.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$36,421		$30,707		$24,272	$20,201		$8,155
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver/custodian fee credits	0.23%		0.08%		(0.72)%	(0.70)%		(0.95)%
Operating expenses including reimbursement/waiver/custodian fee credits	1.26	%(e)	1.37	%(d)	1.69%	1.70	%(b)(c)	1.84%
Operating expenses excluding reimbursement/waiver/custodian fee credits	1.54%		1.59%		2.29%	2.70	%(c)	6.32%
PORTFOLIO TURNOVER RATE	34%		127%		70%	93%		56%

(a) Amount represents less than $0.01 per share.

(b) Effective January 26, 2004, the net expense limitation changed from 1.84% to 1.69%.

(c) The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.

(d) Effective January 2, 2006, the net expense limitation changed from 1.69% to 1.49%. Effective September 1, 2006, the net expense limitation changed from 1.49% to 1.29%.

(e) Effective May 1, 2007, the net expense limitation changed from 1.29% to 1.24%.

See Notes to Financial Statements	15	December 31, 2007

Financial Highlights

For a share outstanding throughout the periods presented.

Sierra Club Stock Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.67		$11.92		$10.78
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.03		0.01		(0.05)
Net realized and unrealized gain/(loss) on investments	(0.22)		0.91		1.49

Total from Investment Operations	(0.19)		0.92		1.44

LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.01)		—
From capital gains	(0.10)		(1.16)		(0.30)

Total Distributions	(0.12)		(1.17)		(0.30)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	0.00	(b)	0.00	(b)	0.00	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.31)		(0.25)		1.14

NET ASSET VALUE, END OF PERIOD	$11.36		$11.67		$11.92

TOTAL RETURN(c)	(1.62)%		7.85%		13.39	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$9,099		$11,840		$5,484
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver/ custodian fee credits	0.22%		0.09%		(0.68	)%(e)
Operating expenses including reimbursement/waiver/ custodian fee credits	1.26	%(h)	1.40	%(f)	1.69	%(e)
Operating expenses excluding reimbursement/waiver/custodian fee credits	1.48%		1.53%		2.28	%(e)
PORTFOLIO TURNOVER RATE	34%		127%		70	%(g)

(a) The Fund began offering Class A shares on May 2, 2005.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective January 2, 2006, the net expense limitation changed from 1.69% to 1.49%. Effective September 1, 2006, the net expense limitation changed from 1.49% to 1.29%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

(h) Effective May 1, 2007, the net expense limitation changed from 1.29% to 1.24%.

December 31, 2007	16	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This annual report describes one portfolio offered by the Trust. The accompanying financial statements and financial highlights are those of the Sierra Club Stock Fund (the “Fund”). The Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria of the Sierra Club. The Forward Emerald Banking and Finance Fund, the Forward Emerald Growth Fund, the Forward Emerald Opportunities Fund, the Forward Global Emerging Markets Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Equity Fund, the Forward International Fixed Income Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund and the Forward Progressive Real Estate Fund have presented their financial statements and financial highlights in separate annual reports.

The Fund offers Investor Class, Institutional Class and Class A shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A Shares are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Prior to May 1, 2007, Class A Shares were subject to an initial sales charge of up to 4.75% imposed at the time of purchase. Class A Shares of the Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sales price or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities in their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

17	December 31, 2007

Notes to Financial Statements

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund generally values its holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a readily available market does not exist, which are valued under the direction of the Board of Trustees or by the Sub-Advisors using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world-class commercial bank. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with the repayment of principal

December 31, 2007	18

Notes to Financial Statements

and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually by the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Fund recharacterizes distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and on the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust in proportion to their average daily net assets. The Fund offers multiple share classes and all of the realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/

19	December 31, 2007

Notes to Financial Statements

or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. Until November 1, 2007, the Fund waived its redemption fees with respect to redemptions by ReFlow. After that date there were no redemption fees charged by the Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. ReFlow fees that were incurred by the Fund during the year ended December 31, 2007 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2007, based on the Fund’s average daily net assets of 0.85% on assets up to and including $100 million, 0.81% on assets over $100 million up to and including $250 million, 0.78% on assets over $250 million up to and including $500 million, and 0.70% on assets over $500 million.

December 31, 2007	20

Notes to Financial Statements

Expense Limitations

The Advisor has agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund will reimburse the Advisor for any fee waivers made by the Advisor, provided that any such reimbursements made by the Fund to the Advisor will not cause the Fund’s expense ratio to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Effective May 1, 2007, the Advisor has contractually agreed to waive a portion of its fees until January 31, 2008 in amounts necessary to limit the Fund’s operating expenses for Institutional Class shares to an annual rate of 0.99% and Investor Class and Class A shares to an annual rate of 1.24%. Prior to May 1, 2007, the Advisor had contractually agreed to waive a portion of its fees for Investor Class and Class A shares to an annual rate of 1.29%.

For the year ended December 31, 2007, the fee waivers and/or reimbursements and recoupment of previously waived fees for the Fund were as follows:

CLASS	FEES WAIVED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Investor Class	$101,989	$0	$101,989
Class A	26,218	0	26,218

At December 31, 2007, the balance of recoupable expenses for the Fund were as follows:

CLASS	2004	2005	2006	2007	TOTAL
Investor Class	$133,000	$130,855	$51,531	$101,989	$417,375
Class A	N/A	20,667	6,206	26,218	53,091

4. Distribution Plans and Shareholder Services Plans

The Fund has adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”). Under the Distribution Plan for the Investor Class shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares. Under the Distribution Plan for the Class A shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.35% of the average daily net assets attributable to Class A shares.

In addition, the Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) for Investor Class and Class A shares that may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of the average daily net assets attributable to Investor Class or Class A shares. At a Regular meeting of the Trustees held on January 8, 2008, the Trustees, including the Independent Trustees, approved an amended shareholder services plan effective May 1, 2008, under which the Fund may pay shareholder servicing fees at an annual rate of up to 0.15% on the average daily net assets attributable to Investor Class shares and up to 0.20% on the average daily net assets attributable to Class A shares.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

21	December 31, 2007

Notes to Financial Statements

ALPS Fund Services, Inc. (“AFS”) serves as the Fund’s administrator.

AFS serves as the Trust’s transfer agent and dividend paying agent.

Brown Brothers Harriman & Co. (“BBH”) is the Fund’s custodian.

5. Trustees

The overall responsibility for oversight of the Fund rests with the Board of Trustees of the Trust. As of December 31, 2007, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). The Trust pays each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each per regular meeting for attendance in person, $4,000 each per regular meeting for attendance by telephone and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee receives no compensation from the Trust.

6. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

At a Regular board meeting of the Trustees held on September 10, 2007, the Trustees, including all of the Independent Trustees, approved a proposal, on behalf of the Fund to eliminate the 2.00% redemption fee imposed on shares sold or exchanged within 180 days of purchase effective November 1, 2007. Prior to that date shares exchanged or redeemed within 180 days of purchase incurred a fee of 2.00% of the total redemption amount. Prior to July 1, 2007, shares exchanged or redeemed within 60 days of purchase incurred a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the “cost of shares redeemed” in the Statement of Changes in Net Assets. The redemption fees retained by the Fund for the year ended December 31, 2007 were $4,640.

December 31, 2007	22

Notes to Financial Statements

The following entities owned of record or beneficially, as of December 31, 2007, 5% or greater of any class of the Fund’s outstanding equity securities:

CLASS	NAME	PERCENTAGE
Investor Class	Sierra Club	25.19%
	Charles Schwab & Co., Inc.	21.79%
	National Financial Services, Corp.	12.87%

Class A	Sutton Place Associates, LLC	94.87%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding temporary short-term securities, were $19,476,384 and $15,988,014, respectively, during the year ended December 31, 2007.

9. Tax Basis Information

Reclassifications: At December 31, 2007, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in book and tax distributions. These reclassifications were as follows:

Increase Paid-In Capital	$3
Increase Accumulated Net Investment Income	8,160
Decrease Accumulated Net Realized Gain	(8,163)

Tax Basis of Investments: At December 31, 2007, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

Cost of Investments	$43,784,625
Gross Unrealized Appreciation	$6,205,798
Gross Unrealized Depreciation	(4,465,172)

Net Unrealized Appreciation/(Depreciation)	$1,740,626

Capital Loss Carryforwards: At December 31, 2007, the Fund had available for Federal income tax purposes unused capital losses of $50,703, subject to limitations under §382. During the year ended December 31, 2007, the Fund utilized capital loss carryovers of $25,351.

Tax Basis of Distributable Earnings: At December 31, 2007, the following components of accumulated earnings on a tax basis were as follows:

Accumulated capital loss Carryforwards	$(50,703)
Undistributed ordinary income	115,085
Undistributed long-term gain	271,163
Net unrealized appreciation on investments	1,740,626
Other cumulative effect of timing differences	16,026

Total distributable earnings	$2,092,197

23	December 31, 2007

Notes to Financial Statements

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the year ended December 31, 2007 was characterized as follows:

Ordinary Income	$509,235

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. Custody Offset Agreement

Forward Management (on behalf of the Fund) and BBH have executed a Custody Fee Offset Agreement. This service arrangement with BBH and its brokerage area will allow the Fund to recognize efficiencies, competitive commission rates and ultimately offset custody expenses under the terms of this Agreement. For the year ended December 31, 2007, there were no such credits received by the Fund.

12. Accounting Standards

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined the implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund.

As of and during the period ended December 31, 2007, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principals and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Forward Funds is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

December 31, 2007	24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Sierra Club Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sierra Club Stock Fund (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2008

25	December 31, 2007

Tax Information (Unaudited)

The Fund will designate 100% of the income dividends distributed between January 1, 2007 and December 31, 2007, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund will designate 100% of the ordinary income dividends distributed during the year as qualifying for the corporate dividends received deduction.

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

To reduce expenses, your Financial Intermediary may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary. Your Financial Intermediary will begin sending you individual copies thirty days after receiving your request.

December 31, 2007	26

Approval of the Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment Advisory Agreement for management of the Funds.

At an in-person meeting of the Board held on September 11, 2007, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”) approved the Amended and Restated Investment Management Agreement (the “Agreement”) between Forward Management and the Trust on behalf of the Sierra Club Stock Fund (the “Fund,” and together with the other existing series of the Trust, the “Funds”).

In connection with the meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Fund, requested information to enable the Trustees to evaluate the terms of the Agreement. In response, Forward Management provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management, and information about the personnel providing investment management and administrative services to the Fund. In addition, during the course of each year, the Trustees receive a wide variety of materials relating to the services provided by Forward Management. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management to the Fund.

Discussed below are the factors the Board considered in approving the Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management, pursuant to the Agreement is responsible for the day-to-day management, including portfolio management, of the Fund. In evaluating the Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management; (ii) the investment performance of the Fund and Forward Management; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management from its relationship with the Fund; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) any benefits derived or to be derived by Forward Management from its relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of Forward Management to provide an appropriate level of support and resources to the Fund and whether Forward Management has sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management as it relates to their ability to provide services to the Fund.

27	December 31, 2007

Approval of the Investment Management Agreement (Unaudited)

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Fund and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management, including the portfolio manager for the Fund. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Fund by, Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high-quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Fund, including the measures taken by Forward Management to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit.

The Board also considered the nature, extent and quality of services provided by Forward Management as portfolio manager of the Fund. The Board was aided by various presentation materials and a discussion conducted with senior management regarding the manner in which Forward Management managed the Fund and its capabilities for providing such services. The Board then considered whether Forward Management has the appropriate resources, personnel and systems in place to directly manage the Fund. The Board noted that Forward Management is an SEC-registered investment adviser and has management personnel with experience evaluating companies in consideration of, among other things, the Fund’s socially responsible investment mandate.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Agreement.

Investment Performance

The Board considered information about the Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to the Fund’s peer group as well as its benchmark index over time. The Board was provided with a comparative analysis of the performance of the Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of Forward Management, the Board also considered the length of time Forward Management had served as Advisor and portfolio manager to the Fund. The Board also noted the need for Forward Management to adhere to its socially responsible and other investment mandates, which has an impact on the Fund’s performance.

The Trustees noted that as a general matter the Fund had periods of both underperformance and

December 31, 2007	28

Approval of the Investment Management Agreement (Unaudited)

outperformance compared to its respective benchmarks and peer groups over time. Specifically, the Board noted that the Fund underperformed its peer group median during the one-year period ended June 30, 2007, but performed comparably to its peer group median during the three-year period ended June 30, 2007, and outperformed its peer group median during the five-year period ended June 30, 2007. The Board considered that the Fund’s underperformance was slight, and that the Fund had outperformed its benchmark and peer group during other periods. The Board discussed the possible reasons for the underperformance of the Fund with Forward Management, and took note of Forward Management’s plan to continue to monitor and address performance.

Performance information for each class of shares of the Fund, including performance relative to the Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined to continue to monitor the performance of the Fund and concluded after consideration of the performance and strategy for the Fund that Forward Management should continue to serve under the Agreement subject to supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Fund, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management with respect to its operating profit or loss, which indicated an operating loss for past years and an operating profit for more recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Fund, and the Board has been satisfied with this information.

The Board also considered information regarding the investment management fee charged to the Fund by Forward Management and operating expense comparisons for the Fund compared with other comparable registered investment companies. Based on their evaluation of this information, and in particular noting that the investment management fees to be paid to Forward Management with respect to the Fund were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board with respect to the Fund, the Board concluded that the fee schedule with respect to the Fund as set forth in the Amended and Restated Investment Management Agreement was reasonable.

The Board noted that Forward Management’s business consists primarily of managing the Funds and that Forward Management does not manage any other mutual funds or investment accounts other than the Funds, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management.

The Board concluded that it was reasonable to infer that Forward Management’s profitability with respect to the Fund was not excessive and that the advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Economies of scale

The Board considered the potential of Forward Management and the Fund to experience economies of scale as the Fund grows in size but recognized that the existing Fund currently has a relatively small asset level. The Board noted that the Agreement reflects breakpoints in the advisory fees for the Fund as the assets grow. The Board concluded that, considering the size and

29	December 31, 2007

Approval of the Investment Management Agreement (Unaudited)

operating history of the Fund and the fee and financial information considered by the Board, the current fee structure reflected in the Agreement is appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, and the appropriateness of management fees payable to Forward Management, in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Fund, including the fees paid by the Fund to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Fund’s participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Agreement is in the best interests of the Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Agreement.

December 31, 2007	30

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 60	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present) and President (2007 to present); Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (2001 to present); Director of Near East Foundation (2005 to present); President of Foundation of City College San Francisco (2006 to present); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Board of Overseers of Hoover Institution (2006 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	16	None

Donald O’Connor Age: 71	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	16	Trustee of the Advisors Series Trust (15) (1997 to present).

31	December 31, 2007

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 77	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	16	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (December 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present); PCG Private Equity Fund (March 1994 to present).

December 31, 2007	32

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 45	President, Trustee	Since 2001+	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); President and Director, ReFlow Fund, an investment services company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	16	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

33	December 31, 2007

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 58	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

December 31, 2007	34

Investment Advisor
Forward Management, LLC

Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Counsel
Dechert LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

Custodian
Brown Brothers Harriman & Co.

Transfer Agent
ALPS Fund Services, Inc.

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics. The registrant’s Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted as referenced above were granted.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

The fee information provided for 2006 in paragraphs (a)—(g) pertains to the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Emerald Banking and Finance Fund, the Forward Emerald Growth Fund, the Forward Legato Fund, the Forward Emerald Opportunities Fund, the Forward Progressive Real Estate Fund, the Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Sierra Club Equity Income Fund and the Sierra Club Stock Fund. The fee information provided for 2007 in paragraphs (a)—(g) pertains to the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Emerald Banking and Finance Fund, the Forward Emerald Growth Fund, the Forward Legato Fund, the Forward Emerald Opportunities Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Progressive Real Estate Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, and the Sierra Club Stock Fund (each a “Fund” and collectively, the “Funds”).

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $347,619 for the fiscal year ended December 31, 2007 and $297,948 for the fiscal year ended December 31, 2006.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2007 and NONE for the fiscal year ended December 31, 2006.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $111,960 for the fiscal year ended December 31, 2007 and $107,375 for the fiscal year ended December 31, 2006.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2007 and $10,000 for the fiscal year ended December 31, 2006.

(e)(1)

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established polices and procedures

(“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2007 and NONE for the fiscal year ended December 31, 2006.

(h)

The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-12.A.1 to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 4, 2008

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 4, 2008